File No. 33-21959   CIK #832947


                   Securities and Exchange Commission
                      Washington, D. C. 20549-1004


                             Post-Effective
                            Amendment No. 11


                                   to
                                Form S-6



          For Registration under the Securities Act of 1933 of
           Securities of Unit Investment Trusts Registered on
                               Form N-8B-2



       Insured Municipals Income Trust, 49th Insured Multi-Series
                          (Exact Name of Trust)


                          Van Kampen Funds Inc.
                        (Exact Name of Depositor)

                           One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181
      (Complete address of Depositor's principal executive offices)


     Van Kampen Funds Inc.                        Chapman and Cutler
     Attention:  Don G. Powell                    Attention: Mark J. Kneedy
     One Parkview Plaza                           111 West Monroe Street
     Oakbrook Terrace, Illinois 60181             Chicago, Illinois 60603
            (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on August 25, 1998 pursuant to paragraph (b) of Rule 485.

                            49TH INSURED MULTI-SERIES
Pennsylvania/98                       IM-IT(R)


                               INSURED MUNICIPALS
                                INCOME TRUST(TM)
--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND
   This series of Insured Municipals Income Trust-Insured Multi-Series (the "Fund") consists of underlying separate unit investment trusts described above. Each Trust consists of an insured portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located.
                              PUBLIC OFFERING PRICE
   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".
                     ESTIMATED CURRENT AND LONG-TERM RETURNS
   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
            SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The Date of this Prospectus is August 25, 1998

                                   Van Kampen

           INSURED MUNICIPALS INCOME TRUST, 49TH INSURED MULTI-SERIES
                   Summary of Essential Financial Information
                               As of June 9, 1998
                   Sponsor:     Van Kampen Funds Inc.
   (On July 13, 1998 Van Kampen American Capital
      Distributors, Inc. changed its name to
              Van Kampen Funds Inc.)
                 Evaluator:     American Portfolio Evaluation Services
                                (A division of an affiliate of the Sponsor)
                   Trustee:     The Bank of New York
   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                Pennsylvania
                                                                                                    Trust
                                                                                                -------------
General Information
Principal Amount (Par Value) of Securities                                                     $    1,480,000
Number of Units                                                                                         4,765
Fractional Undivided Interest in Trust per Unit                                                       1/4,765
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio                                           $ 1,572,961.30
      Aggregate Bid Price of Securities per Unit                                               $       330.11
      Sales charge 4.166% (4.00% of Public Offering Price excluding principal cash)
      for the Pennsylvania Trust                                                               $        13.70
      Principal Cash per Unit                                                                  $        (1.05)
      Public Offering Price per Unit (1)                                                       $       342.76
Redemption Price per Unit                                                                      $       329.06
Excess of Public Offering Price per Unit over Redemption Price per Unit                        $        13.70
Minimum Value of the Trust under which Trust Agreement may be terminated                       $ 1,191,000.00
Annual Premium on Portfolio Insurance                                                          $           --
Evaluator's Annual Evaluation Fee (3)                                                          $        1,680
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit                                                $        21.45
      Less: Estimated Annual Expense                                                           $         1.55
      Less: Annual Premium on Portfolio Insurance                                              $           --
      Estimated Net Annual Interest Income per Unit                                            $        19.90
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income                                                     $        19.90
      Divided by 12                                                                            $         1.66
Estimated Daily Rate of Net Interest Accrual per Unit                                          $       .05530
Estimated Current Return Based on Public Offering Price (2)                                              5.79%
Estimated Long-Term Return (2)                                                                           4.23%

--------------------------------------------------------------------------------
(1) Plus accrued interest to the date of settlement (three business days after purchase) of $2.88 for the Pennsylvania Trust.
(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns in Part II.
(3) Notwithstanding information to the contrary in Part II of this
Prospectus, the Trust Indenture provides that as compensation for its services, the Evaluator shall receive a fee of $.30 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "All
Services Less Rent of Shelter" in the Consumer Price Index.

Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution             $1.00 per Unit
Date of Deposit                            May 26, 1988
Evaluator's Annual Supervisory Fee         Maximum of $.25 per Unit


Record and Computation Dates               TENTH day of the month as follows:
                                           monthly - each month; semi-annual -
                                           January and July.
Distribution Dates                         TWENTY-FIFTH day of the month as
                                           follows: monthly - each month;
                                           semi-annual - January and July.
Trustee's Annual Fee                       $1.19 and $.66 per $1,000 principal
                                           amount of Bonds respectively, for
                                           those portions of the Trusts under
                                           the monthly and semi-annual
                                           distribution plans.

                                    PORTFOLIO
   As of April 30, 1998, the Pennsylvania Insured Municipals Income Trust, Series 98, consists of 3 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Escrowed to Maturity, 1 (47%) and Pre-refunded, 2 (53%). See "Portfolio" herein.

                              PER UNIT INFORMATION
                                                1989 (1)         1990           1991           1992           1993
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period                        $      951.00  $    1,018.36  $    1,002.97 $    1,033.21  $    1,051.37
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period                              $    1,018.36  $    1,002.97  $    1,033.21 $    1,051.37  $    1,087.92
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)         $       44.84  $       74.29  $       74.03 $       74.21  $       73.98
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)             $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)                             $       44.64  $     (15.83)  $       30.25 $       17.99  $       36.67
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly                                 $       51.70  $       73.76  $       73.68 $       73.68  $       73.68
      Semiannual                              $       33.46  $       74.32  $       74.32 $       74.32  $       74.32
Units outstanding at end of period                    6,074          5,976          5,969         5,944          5,943

--------------------------------------------------------------------------------
(1) For the period from May 26, 1988 (date of deposit) through April 30, 1989.
(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                        PER UNIT INFORMATION (continued)
                                                  1994           1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period                        $    1,087.92  $    1,060.67  $    1,047.09 $      936.92  $      737.10
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period                              $    1,060.67  $    1,047.09  $      936.92 $      737.10  $      332.65
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)         $       74.01  $       74.03  $       75.99 $       64.96  $       40.08
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)             $          --  $          --  $       97.44 $      180.91  $      403.54
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)                             $     (27.04)  $     (13.71)  $      (8.28) $     (22.82)  $      (3.50)
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly                                 $       73.53  $       73.32  $       74.94 $       61.26  $       36.25
      Semiannual                              $       74.32  $       74.32  $       76.95 $       66.16  $       44.41
Units outstanding at end of period                    5,941          5,900          5,780         5,210          4,813

--------------------------------------------------------------------------------
(1) For the period from May 26, 1988 (date of deposit) through April 30, 1989.
(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
To the Board of Directors of Van Kampen Funds Inc. (on July 13, 1998 Van Kampen American Capital Distributors, Inc. changed its name to Van Kampen Funds Inc.) and the Unitholders of Insured Municipals Income Trust, 49th Insured Multi-Series:
   We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Insured Municipals Income Trust, 49th Insured Multi-Series (Pennsylvania Trust) as of April 30, 1998, and the related statements of operations and changes in net assets for the three years ended April 30, 1998. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.
   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of tax-exempt securities owned at April 30, 1998 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust, 49th Insured Multi-Series (Pennsylvania Trust) as of April 30, 1998, and the results of operations and changes in net assets for the three years ended April 30, 1998, in conformity with generally accepted accounting principles.

                                                              GRANT THORNTON LLP

   Chicago, Illinois
   June 26, 1998

                         INSURED MUNICIPALS INCOME TRUST
                            49TH INSURED MULTI-SERIES
                             Statements of Condition
                                 April 30, 1998
                                                                                                           Pennsylvania
                                                                                                               Trust
                                                                                                            -----------
   Trust property
      Cash................................................................................................  $    21,866
      Tax-exempt securities at market value, (cost $1,305,259) (note 1)...................................    1,560,497
      Accrued interest....................................................................................       18,691
      Receivable for securities sold......................................................................           --
                                                                                                            -----------
                                                                                                            $ 1,601,054
                                                                                                            ===========
   Liabilities and interest to Unitholders
      Cash overdraft......................................................................................  $        --
      Redemptions payable.................................................................................           --
      Interest to Unitholders.............................................................................    1,601,054
                                                                                                            -----------
                                                                                                            $ 1,601,054
                                                                                                            ===========

                             Analyses of Net Assets

   Interest of Unitholders (4,813 Units of fractional undivided interest outstanding)
      Cost to original investors of 6,074 Units (note 1)..................................................  $ 6,074,000
         Less initial underwriting commission (note 3)....................................................      297,573
                                                                                                            -----------
                                                                                                              5,776,427
         Less redemption of Units 1,261 Units.............................................................      970,661
                                                                                                            -----------
                                                                                                              4,805,766
      Undistributed net investment income
         Net investment income............................................................................    3,950,088
         Less distributions to Unitholders................................................................    3,920,317
                                                                                                            -----------
                                                                                                                 29,771
      Realized gain (loss) on Bond sale or redemption.....................................................       92,213
      Unrealized appreciation (depreciation) of Bonds (note 2)............................................      255,238
      Distributions to Unitholders of Bond sale or redemption proceeds....................................   (3,581,934)
                                                                                                            -----------
            Net asset value to Unitholders................................................................  $ 1,601,054
                                                                                                            ===========
   Net asset value per Unit (Units outstanding of 4,813)..................................................  $    332.65
                                                                                                            ===========

        The accompanying notes are an integral part of these statements.

             PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST, SERIES 98
                            Statements of Operations
                              Years ended April 30,
                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   435,685  $   337,090  $   163,345
      Expenses
         Trustee fees and expenses.............................................         8,439        7,579        5,999
         Evaluator fees........................................................         2,384        2,354        1,680
         Insurance expense.....................................................         1,365        1,365          569
         Supervisory fees......................................................         1,240        2,157        1,702
                                                                                 ------------  ------------ -----------
              Total expenses...................................................        13,428       13,455        9,950
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       422,257      323,635      153,395
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       673,885    1,490,711    2,224,463
      Cost.....................................................................       674,996    1,440,810    2,187,166
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................        (1,111)      49,901       37,297
   Net change in unrealized appreciation (depreciation) of Bonds...............       (47,862)    (118,889)     (16,852)
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   373,284  $   254,647  $   173,840
                                                                                 ============  ============ ===========


                       Statements of Changes in Net Assets
                              Years ended April 30,

                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   422,257  $   323,635  $   153,395
      Realized gain (loss) on Bond sale or redemption..........................        (1,111)      49,901       37,297
      Net change in unrealized appreciation (depreciation) of Bonds............       (47,862)    (118,889)     (16,852)
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       373,284      254,647      173,840
   Distributions to Unitholders from:
      Net investment income....................................................      (445,275)    (356,490)    (200,438)
      Bonds sale or redemption proceeds........................................      (571,000)    (992,813)  (2,018,122)
   Redemption of Units.........................................................      (119,476)    (480,435)    (194,507)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................      (762,467)  (1,575,091)  (2,239,227)
   Net asset value to Unitholders
      Beginning of period......................................................     6,177,839    5,415,372    3,840,281
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of $109,669,
         $76,814 and $29,771, respectively)....................................   $ 5,415,372  $ 3,840,281  $ 1,601,054
                                                                                 ============  ============ ===========

        The accompanying notes are an integral part of these statements.

49TH INSURED MULTI-SERIES
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                                           PORTFOLIO as of April 30, 1998
----------------------------------------------------------------------------------------------------------------------
 Port-                                                                                      Redemption          Market
 folio     Aggregate                                                           Rating        Feature             Value
 Item       Principal   Name of Issuer, Title, Interest Rate and Maturity Date (Note 2)       (Note 2)         (Note 1)
------    ------------- -----------------------------------------------------  ------       ----------    ------------
 A       $       - 0 -  City of Philadelphia, Pennsylvania, General Obligation
                           Refunding Bonds, Series 1986 (FGIC Insured)
                           8.250% Due 02/15/09                                                            $      - 0 -
----------------------------------------------------------------------------------------------------------------------
 B               - 0 -  New Castle Area Hospital Authority, Lawrence County,
                           Pennsylvania, Hospital Revenue Refunding Bonds, Series of
                           1988 (Jameson Memorial Hospital Project) BIG Insured
                           7.800% Due 07/01/10                                                                   - 0 -
----------------------------------------------------------------------------------------------------------------------
 C               - 0 -  The Hospitals and Higher Education Facilities Authority of
                           Philadelphia, Hospital Revenue Refunding Bonds, Series of
                           1987 (Presbyterian-University of Pennsylvania Medical
                           Center) AMBAC Indemnity Insured
                           8.000% Due 07/01/13                                                                   - 0 -
----------------------------------------------------------------------------------------------------------------------
 D               - 0 -  Dauphin County Hospital Authority (Pennsylvania) Hospital
                           Revenue Refunding Bonds (Harrisburg Hospital)
                           Series of 1987 (MBIA Insured)
                           8.250% Due 07/01/14                                                                   - 0 -
----------------------------------------------------------------------------------------------------------------------
 E             350,000  Allegheny County Hospital Development Authority
                           (Allegheny County, Pennsylvania) Hospital Revenue
                           Refunding Bonds, 1988 Series C                                 1998 @ 102
                           (Presbyterian-University Hospital) MBIA Insured                2003 @ 100 S.F.
                           7.625% Due 07/01/15                                   AAA      1998 @ 102 P.R.      357,462
----------------------------------------------------------------------------------------------------------------------
 F               - 0 -  Pennsylvania Housing Finance Agency, Single Family Mortgage
                           Revenue Bonds, Series P
                           8.000% Due 04/01/16                                                                   - 0 -
----------------------------------------------------------------------------------------------------------------------
 G             700,000  The Pittsburgh (Pennsylvania) Water and Sewer Authority,
                           Water and Sewer System Revenue Refunding Bonds,
                           Series of 1986 (FGIC Insured)
                           6.000% Due 09/01/16**                                 AAA                           747,355
----------------------------------------------------------------------------------------------------------------------
 H               - 0 -  Redevelopment Authority of the City of Harrisburg, Dauphin
                           County, Pennsylvania, Capital Improvement Revenue Bonds,
                           Series A of 1988 (FGIC Insured)
                           7.875% Due 11/02/16                                                                   - 0 -
----------------------------------------------------------------------------------------------------------------------
 I               - 0 -  York City Sewer Authority, City of York, Pennsylvania,
                           Guaranteed Sewer Revenue Bonds, Series of 1987
                           (MBIA Insured)
                           8.250% Due 12/01/16                                                                   - 0 -
----------------------------------------------------------------------------------------------------------------------
 J               - 0 -  West View Pa Mun Auth Wtr Rev Pennsylvania) Water Revenue
                           Bonds, Series of 1986 (FGIC Insured)
                           7.500% Due 11/15/17                                                                   - 0 -
----------------------------------------------------------------------------------------------------------------------
 K             430,000  The Philadelphia Municipal Authority, Philadelphia,
                           Pennsylvania, Criminal Justice Center Refunding Revenue
                           Bonds, Series of 1988 (FGIC Insured)                                                  - 0 -
                           0M - 7.800% Due 04/01/18                                       1998 @ 102
                           430M - 7.800% Due 04/01/18                            AAA      2000 @ 100 P.R.      455,680
         -------------                                                                                    ------------


         $   1,480,000                                                                                    $  1,560,497
         =============                                                                                    ============


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.
** The issuer of these Bonds has placed funds or securities in escrow against payment of the issue on the date or dates indicated.

           INSURED MUNICIPALS INCOME TRUST, 49TH INSURED MULTI-SERIES
                          Notes to Financial Statements
                          April 30, 1996, 1997 and 1998
--------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator, American Portfolio Evaluation Services (a division of an affiliate of the Sponsor). The Evaluator may determine the value of the Bonds (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by the Trust,
(2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to the Trust (Pennsylvania) was based on the determination by Interactive Data Corporation of the offering prices of the Bonds on the date of deposit (May 26, 1988). Since the valuation is based upon the bid prices, the Trust (Pennsylvania) recognized downward adjustments of $47,008 on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized depreciation reported in the financial statements for the Trust for the period ended April 30, 1989.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in the Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in the Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status in Part II.

NOTE 2 - PORTFOLIO (continued)
   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the Trust has been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer. Insurance expense for the period reflects adjustments for redeemed or sold Bonds.

   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at April 30, 1998 is as follows:


   Unrealized Appreciation         $   255,238
   Unrealized Depreciation                  --
                                   -----------
                                   $   255,238
                                   ===========

NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator - The Evaluator receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Evaluator for providing such services to all applicable Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   During the three years ended April 30, 1996, 1997 and 1998, 120 Units, 570 Units and 397 Units, respectively, were presented for redemption.




August 1998
                                   Van Kampen
                               Prospectus Part II

                         Insured Municipals Income Trust
                                       and
                       Investors' Quality Tax-Exempt Trust
--------------------------------------------------------------------------------

   The Fund. The objectives of the Fund are Federal and, in the case of a State Trust, state tax-exempt income and conservation of capital through an investment in a diversified portfolio of tax-exempt bonds. The Fund consists of the underlying separate unit investment trusts set forth in Prospectus Part I. The Bonds are interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities, the interest on which is exempt from all Federal income taxes under existing law in the opinion of bond counsel to the issuer. In addition, the interest income of each State Trust is, in the opinion of bond counsel to the issuer, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of the Bonds are located. Except in specific instances as noted in Prospectus Part I, the information contained in this Prospectus Part II shall apply to each Trust in its entirety.

   Insured Trusts. Insurance guaranteeing the payments of principal and interest, when due, on the Bonds in each Insured Trust has been obtained from a municipal bond insurance company. See "Insurance on the Bonds in the Insured Trusts". Insurance relates only to the Bonds and not to the Units or to the market value thereof. Units of the Trusts are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any government agency and are subject to investment risk, including possible loss of the principal amount invested.

   Public Offering Price. The Public Offering Price of Units during the initial offering period includes the aggregate offering price of the Bonds, the applicable sales charge, cash, if any, in the Principal Account of the Trust, and accrued interest, if any. Sales charges for the Trusts are set forth under "Public Offering--General."

    Estimated Current and Long-Term Returns. The Estimated Current Returns and Estimated Long-Term Returns to Unitholders are described in Prospectus Part I. See "Estimated Current and Long-Term Returns."

    Distribution Options. Unitholders of certain Trusts may elect to receive distributions on a monthly, quarterly or semi-annual basis. See "Rights of Unitholders--Distributions of Interest and Principal".

   Market for Units. Although not obligated to do so, the Sponsor intends to, and certain of the other Underwriters may, maintain a secondary market for the Units. If a secondary market is not available, a Unitholder will always be able to redeem his Units through the Trustee on any business day. See "Rights of Unitholders--Redemption of Units" and "Public Offering--Market for Units".

   Reinvestment Option. Unitholders may reinvest their distributions into Van Kampen or Morgan Stanley mutual funds. See "Rights of Unitholders--Reinvestment Option". Unitholders may also have the option of exchanging their investment for units of other Van Kampen unit investment trusts at a reduced sales charge. Unitholders may obtain a prospectus for such trusts from the Sponsor.

   Risk Factors. An investment in Units should be made with an understanding of certain risks, including, among other factors, the inability of the issuer or an insurer, if any, to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Bonds. See "The Trusts--Risk Factors".

  This Prospectus Part II may not be distributed unless accompanied by Part I.
     Both Parts of this Prospectus should be retained for future reference.

    An Information Supplement has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling (800) 856-8487 or is available along with other related materials at the SEC's Internet site (http://www.sec.gov). This Prospectus incorporates by reference the entire Information Supplement.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE TRUSTS
--------------------------------------------------------------------------------

    The Fund. This series of the Insured Municipals Income Trust or the Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust (the "Fund"), consists of the underlying separate unit investment trusts described in Prospectus Part I. The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., as Evaluator, and The Bank of New York, as Trustee or their predecessors.

    The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of Bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the Bond issuers, the interest earned on the Bonds is exempt to the extent indicated herein from state and local taxes. Further, in the opinion of bond counsel to the respective issuers, the interest income of each Bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain Bonds in a National Quality AMTTrust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMTTrust may be appropriate only for investors who are not subject to the alternative minimum tax. With the exception of New York and Pennsylvania Trusts, Units of a State Trust may be purchased only by residents of the state for which the Trust is named. Units of a New York Trust may be purchased by residents of New York, Connecticut and Florida. Units of a Pennsylvania Trust may be purchased by residents of Pennsylvania, Connecticut, Florida, Maryland, New York, Ohio and West Virginia. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts".

    On the Date of Deposit, the Sponsor deposited the Bonds with the Trustee. The Bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the Bonds, delivered to the Sponsor evidence of ownership of the Units. The portfolio of any IM-IT, IM-IT Discount, U.S. Territorial IM-IT, Long-Term State or National Quality Trust consists of Bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for Bonds in any IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 12 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the Bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise between the fifth and tenth years of the Trust. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the Bonds which matured.

    Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

    Objectives and Bond Selection. The objectives of the Fund are income exempt from Federal income taxation and, in the case of a State Trust, Federal and state income taxation and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the Bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. The Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained from a municipal bond insurance company. For information relating to insurance on the Bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

    In selecting Bonds for the Trusts, the Sponsor considered the following factors, among others: (a) either the Standard & Poor's rating of the Bonds was not less than "BBB-" for Insured Trusts and "A-" for Quality Trusts, or the Moody's Investors Service, Inc. ("Moody's") rating of the Bonds was not less than "Baa" for Insured Trusts and "A" for the Quality Trusts, including provisional or conditional ratings, respectively, (or, if not rated, the Bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by the Fund in the opinion of the Sponsor), (b) the prices of the Bonds relative to other bonds of comparable quality and maturity, (c) the diversification of Bonds as to purpose of issue and location of issuer and (d) with respect to the Insured Trusts, the availability and cost of insurance. After the Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a Bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond (see "Fund Administration--Portfolio Administration").

    Risk Factors. The Trusts include the bonds described in Prospectus Part
I. An investment in Units should be made with an understanding of the characteristics of and risks associated with such bonds. The following is a brief summary of certain of these risks.

    Additional information is included in the Information Supplement. See "Additional Information". Neither the Sponsor nor the Trustee are liable for any default, failure or defect in any of the Bonds.

    Certain of the Bonds may be general obligations of a governmental entity that are backed by the taxing power of the entity. All other Bonds are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds, both within a particular classification and between classifications, depending on numerous factors.

    Mortgage loan obligations may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. A substantial portion of these bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on mortgage revenue bonds.

    Health care revenue bonds have ratings issued for health care facilities that are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates and legislation establishing state rate-setting agencies.

    Public utility bond issuers sell wholesale and retail electric power and gas. General problems of these issuers include difficulty in financing large construction programs in an inflationary period, costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, difficulty in obtaining fuel at reasonable prices, the effect of energy conservation and government regulations.

    Water and/or sewerage revenue bonds are generally payable from user fees. The problems of these issuers include the ability to obtain rate increases, population decline resulting in decreased user fees, financing, environmental considerations, discovering fresh water and the impact of "no-growth" zoning ordinances.

    Industrial revenue bonds ("IRBs") have generally been issued under bond resolutions under which the revenues and receipts payable have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor which may be affected by such things as cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents, extensive competition and financial deterioration resulting from a corporate restructuring.

    Lease bonds are secured by lease payments of a governmental entity and are often in the form of certificates of participation. Although the lease bonds do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease bond is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease bond. However, certain lease bonds contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease bond could result in insufficient funds available for payment of the bonds secured thereby. Although "non-appropriation" lease bonds are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

    Education bond issuers govern the operation of schools, colleges and universities and revenues are derived mainly from ad valorem taxes or from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the financing of public education, a declining percentage of the population consisting of "college" age individuals, inability to raise tuitions and fees sufficiently and government legislation or regulations which may adversely affect the revenues or costs of the issuers.

    Transportation bonds are payable from revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. Airport operating income may be affected by the ability of the airlines to meet their obligations under use agreements. Payment on bonds related to other facilities may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

    Certain Bonds are payable from revenues derived from the operation of resource recovery facilities which are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of circumstances such as destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, and operating supplies or facilities, or other unavoidable changes adversely affecting the operation of a project.

    Certain Bonds may have been acquired at a market discount from par value at maturity. The interest rates on these bonds are lower than current market interest rates for newly issued bonds of comparable rating and type. Generally, if interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will increase, and if interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will decrease. The value of bonds purchased at a market discount will generally increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will generally decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status." Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

    Certain Bonds may be "original issue discount" bonds which were issued with interest rates less than rates offered by comparable bonds and were originally sold at a discount from their par value. These bonds may include "zero coupon" bonds which are described below. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in the early years and in greater increments as the bond approached maturity. These bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus some premium, if applicable. Under these call provisions, these bonds may be called prior to maturity at a price less than par value. See "Federal Tax Status" for a discussion of the tax consequences of owning these bonds.

    Certain Bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning these bonds is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the bond. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest income at a rate as high as the implicit yield on the discount bond, but at the same time eliminates the ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are bonds of comparable quality which pay interest.

    Certain Bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the bond price is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions generally will result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units. See "Portfolio" in Prospectus Part I for a list of the sinking fund and call provisions, if any, with respect to the Bonds. The Sponsor is unable to predict all of the circumstances which may result in redemption of a Bond.

    To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to the Bonds. Such litigation may affect the validity of the Bonds or the tax-free nature of interest payments. While the outcome of litigation can never be predicted, the Fund has received or will receive opinions of bond counsel to the issuers of each Bond on the date of issuance to the effect that the Bonds have been validly issued and interest payments are exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

    Like other investment companies, financial and business organizations and individuals around the world, the Trusts could be adversely affected if the computer systems used by the Sponsor, Evaluator or Trustee or other service providers to the Trusts do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." While the Sponsor, Evaluator and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trusts. The Year 2000 Problem may impact certain issuers of the Bonds to varying degrees, however, the Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on any issuer.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

    The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price will vary with changes in the price of the Bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

    General. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the Bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The minimum purchase is one Unit.

    The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life of a Trust's portfolio:

Years To                  Years To                  Years To
Maturity   Sales Charge   Maturity   Sales Charge   Maturity   Sales Charge
--------   ------------   --------   ------------   --------   ------------
   1          1.010%          8         3.627%         15         5.042%
   2          1.523           9         4.167          16         5.152
   3          2.041          10         4.384          17         5.263
   4          2.302          11         4.603          18         5.374
   5          2.564          12         4.712          19         5.485
   6          2.828          13         4.822          20         5.597
   7          3.093          14         4.932       21 to 30      5.708

    For purposes of computation of the estimated long-term return life, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or are subject to redemption at an earlier call date, in which case this call date will be deemed to be the maturity date; or (b) the Bonds are subject to a "mandatory tender", in which case the mandatory tender will be deemed to be the maturity date. The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the Bonds. Expressed as a percent of the Public Offering Price, the sales charge on a Trust consisting entirely of Bonds with 15 years to maturity would be 4.80%.

    Any reduced sales charge is the responsibility of the selling Underwriter, broker, dealer or agent.

    Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons (collectively referred to herein as "related purchasers")) of Van Kampen Funds Inc. and its affiliates and Underwriters and their affiliates may purchase Units at the Public Offering Price less the applicable underwriting commission or less the applicable dealer concession in the absence of an underwriting commission. Employees, officers and directors (including related purchasers) of dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

    Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their spouse or children under 21 and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates.

    Offering Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus
Part I in accordance with fluctuations in the prices of the Bonds. The price of Units on the Date of Deposit was determined by adding the applicable sales charge to the aggregate offering price of the Bonds and dividing the sum by the number of Units outstanding. This price determination was made on the basis of an evaluation of the Bonds prepared by Interactive Data Corporation, a firm regularly engaged in the business of evaluating, quoting or appraising comparable securities. The Evaluator will value the Bonds as of the Evaluation Time on days the New York Stock Exchange is open for business when Units are tendered for redemption or orders to purchase Units are received and will adjust the Public Offering Price of Units accordingly. This Public Offering Price will be effective for all orders received at or prior to the Evaluation Time on each such day. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading. Orders received by the Trustee, Sponsor or any Underwriter for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the Bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. The offering price of Bonds may be expected to average approximately 0.5%-1% more than the bid price.

    The aggregate price of the Bonds is determined on the basis of bid prices
(a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the Bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the Bonds will generally fluctuate with changes in market interest rates. Unless Bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

    The Evaluator will consider in its evaluation of Bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this Prospectus.

    A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

    Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is included in the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series and prior series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

    The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his porportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

    Purchased and Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest. References to "accrued interest" in this prospectus include both Purchased Interest and accrued interest as described in this section.

    Purchased Interest - Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in this Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

    Accrued Interest - Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reasons, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account subsequent to the First Settlement Date. Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his porportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

    Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

    Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 70% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

    Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the Bonds by the Sponsor and the cost of the Bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the Bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the Bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

    Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain brokers that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These brokers are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

    Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the Bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

    Distributions of Interest and Principal. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. The distribution options applicable to a Trust are described in Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

    Interest received by a Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

    Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

    Reinvestment Option. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen or Morgan Stanley mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from Van Kampen Funds Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

    After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Unitholders of New York Trusts who are New York residents may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).

    Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee, at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price.

    Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

    The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the Bonds based on the bid prices of the Bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the Bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the Bonds in an Insured Trust unless the Bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

    The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the Bonds represented by the Units redeemed. The Trustee may sell Bonds to cover redemptions. When Bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

    The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

    Certificates. Ownership of Units is evidenced by certificates unless a Unitholder makes a written request to the Trustee that ownership be in book entry form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

    Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by independent certified public accountants and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the Bonds, actual Trust distributions, Trust expenses, a list of the Bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the Bonds upon request.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
--------------------------------------------------------------------------------

    Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the Bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancellable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the Bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the Bonds or the Sponsor and any policy is non-cancellable and will continue in force so long as the Bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. The Portfolio Insurers are AMBAC Assurance Corporation or Financial Guaranty Insurance Company or other municipal bond insurance companies described in Prospectus Part I. More detailed information regarding insurance on the Bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

    The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the Bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the Bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the Bond plus accrued interest to the date of payment and thereby retire the Bond from the Trust prior to the Bond's stated maturity date. The insurance does not guarantee the market value of the Bonds or the value of the Units. The Trustee, upon the sale of a Bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the Bond (i.e., insurance to maturity of the Bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the Bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the Bonds were sold on an uninsured basis.

    The following summary information relating to the listed insurance companies has been obtained from publicly available information:

                                                            Financial Information (in millions of dollars)
                                                            ----------------------------------------------
                                                                  Admitted              Policyholders'
                               Name                                Assets                   Surplus
----------------------------------------------------------------------------------------------------------
AMBAC Assurance Corporation (at 3/31/98 (unaudited))            $  2,967                $   1,715
Financial Guaranty Insurance Company (at 3/31/98 (unaudited))      2,580                    1,268
Financial Security Assurance, Inc. (at 3/31/98 (unaudited))        1,891                      809
MBIA Insurance Corporation (at 3/31/98 (unaudited))                5,400                    1,800

    Because the Bonds are insured by Portfolio Insurers or Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "AAA" investment rating. This rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings" in the Information Supplement. This rating should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Trust or of the Units.

    Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

    Sponsor. Van Kampen Funds Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. Van Kampen Investments Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

    MSDW, together with various of its directly and indirectly owned subsidiaries, is engaged in a wide range of financial services through three primary businesses: securities, asset management and credit services. These principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; global custody, securities clearance services and securities lending; and credit card services.

    Van Kampen Funds Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713)
993-0500. As of November 30, 1997, the total stockholders' equity of Van Kampen Funds Inc. was $132,381,000 (audited). (This paragraph relates only to the Sponsor and not to the Fund or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

    As of September 30, 1997, the Sponsor and its Van Kampen affiliates managed or supervised approximately $65.3 billion of investment products, of which over $10.85 billion is invested in municipal bonds. The Sponsor and its Van Kampen affiliates managed $54 billion of assets, consisting of $34.3 billion for 55 open-end mutual funds (of which 46 are distributed by Van Kampen Funds Inc.) $14.2 billion for 37 closed-end funds and $5.5 billion for 106 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen's open-end funds, closed-ended funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R) or the IM-IT(R) trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

    If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, (ii) terminate the Trust Agreement and liquidate the Fund as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

    Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone
(800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

    Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, Bonds generally will not be sold or replaced. The Sponsor may, however, direct that Bonds be sold in certain limited situations to protect the Trust based on advice from the Evaluator. These situations may include default in interest or principal payments on the Bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell Bonds designated by the Evaluator for purposes of redeeming Units or payment of expenses. The Evaluator will consider a variety of factors in designating Bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the Bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which Bonds may be sold or replaced. See "Additional Information".

    Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because Bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any Bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

    Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of Bonds in addition to or in substitution for any of the Bonds initially deposited in the Trust, except for the substitution of certain refunding Bonds. The Trustee will notify Unitholders of any amendment.

    Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last Bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding or by the Trustee when the value of the Trust is less than 20% of the original principal amount of Bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining Bonds. The sale of Bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

    Limitation on Liabilities. The Sponsor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the Bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

    FEDERAL TAX STATUS
--------------------------------------------------------------------------------
At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler have made any review of the Trust proceedings relating to the issuance of the Bonds or of the basis of the opinions rendered therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded for Federal income tax purposes.

    In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law as of the date of this Prospectus:

   (1) Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes, when received by a Trust and when distributed to Unitholders; however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax") if extended by Congress, as noted below;

   (2) Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by a Unit. The Taxpayer Relief Act of 1997 includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisors with regard to any such constructive sale rules. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units.The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost;

   (3) Any proceeds paid under an insurance policy or policies dated the Date of Deposit, issued to an Insured Trust with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

   (4) Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

    Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

    "The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

    In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or FASIT) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings"includes all tax exempt interest, including interest on all of the Bonds in the Fund. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced which would reinstate the Superfund Tax. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

    Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations, including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult their tax advisers.

    In the case of certain of the Bonds in the Fund, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

    In the opinion of special counsel to the Fund for New York tax matters, under existing law, the Fund and each Trust are not associations taxable as corporations and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

    All statements of law in the Prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinions of counsel and are to be so construed.

    At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

    The Taxpayer Relief Act of 1997 (the "1997 Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short term capital loss for the taxable year) is subject to a maximum marginal stated tax rate of either 28%, 25% or 20%, depending upon the holding periods of the capital assets and on whether the gain is "unrecaptured section 1250 gain." Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. Generally, capital gains realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains relized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain realized from assets held more than 18 months that is considered unrecaptured section 1250 gain is taxed at a maximum marginal stated tax rate of 25%. Further, capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. The Internal Revenue Services has released preliminary guidance which provides that, in general, pass-through entities such as the Trusts may designate their capital gains dividends as either a 20% rate gain distribution, an unrecaptured section 1250 gain distribution, or a 28% rate gain distribution, depending on the nature of the gain received by the pass-through entity. Unitholders should consult their own tax advisors as to the tax rate applicable to capital gain dividends. Note also that legislation has passed under which net capital gain realized from property (with certain exclusions) held for more than one year (rather than more than 18 months) would be taxed at the maximum marginal stated tax rate of 20% (10% for certain taxpayers) provided by the 1997 Act. Such legislation is effective retroactively for amounts properly taken into account on or after January 1, 1988.

    For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund Tax (to the extent applicable) for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1996 is included as an item of tax preference. Except as otherwise noted in Prospectus Part I, the Trusts do not include any such private activity bonds issued on or after that date.

    In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders should consult their tax advisers regarding the potential effect of this provision on their investment in Units.

    Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount". The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includable in gross income, they will be treated as any other item of gross income.

    In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

    Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

    Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

    For a discussion of the state tax status of income earned on Units of a Trust, see "State Trust Risk Factors and Tax Status". Except as noted therein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

STATE TRUST RISK FACTORS AND TAX STATUS
--------------------------------------------------------------------------------

    Alabama Risk Factors. The financial condition of the State of Alabama is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, mining, oil and gas production and service industries, supplemented by rural areas with selective commercial agriculture. Alabama has a low growth rate in civilian labor. Income growth has also slowed in Alabama and is lower than the U.S. average. The Alabama economy grows at a slower rate than the national economy.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State of Alabama currently maintains a "AA" and "Aa" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

    Further information concerning Alabama risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Alabama Trust, Special Counsel to the Fund for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that: In the opinion of special counsel to the Fund for Alabama tax matters, under existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation:

    The Alabama Trust is not taxable as a corporation for purposes of the Alabama income tax.

    Income of the Alabama Trust, to the extent it is taxable, will be taxable to the Unitholders, not the Alabama Trust.

    Each Unitholder's distributive share of the Alabama Trust's net income will be treated as the income of the Unitholder for purposes of the Alabama income tax.

    Interest on obligations held by the Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

    Any proceeds paid to the Alabama Trust under insurance policies issued to the Sponsor or under individual policies obtained by the Sponsor, the issuer or underwriter of the respective obligations which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Alabama income tax if and to the same extent as such interest would be exempt from such taxes if paid directly by the issuer of such obligations.

    Each Unitholder will, for purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.

    Gains realized on the sale or redemption of Units by Unitholders, who are subject to the Alabama income tax, will be includable in the Alabama income of such Unitholders.

    Arizona Risk Factors. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services, tourism and manufacturing. These sectors tend to be cyclical. Commercial and residential real estate markets, which experienced depression and high vacancy rates in the early 1980s and early 1990s, have recovered and are growing strong. Yet, Arizona has experienced rapid declines in the real estate markets after reaching peaks. Such declines may occur in the future.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that: The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

    Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

    In the opinion of counsel to the Sponsor, under existing law:

    For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

    For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

    To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

    Interest on the Possession Bonds which is excludable from gross income for federal tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Arizona Trust will be exempt from Arizona income taxation and therefore will not be includable in the income of the Unitholders for income tax purposes when distributed by the Arizona Trust and received by the Unitholders.

    Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

    Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

    Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.

    Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

    Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

    Arkansas Risk Factors. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. During the past several decades, Arkansas's economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a major component of Arkansas's economy, but total income from this sector continues to decrease. The services sector is growing rapidly in Arkansas. Although the economy is more diversified, Arkansas is still subject to shifts in its economy.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State of Arkansas currently maintains a "AA" and "Aa3" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

    Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Arkansas Trust, Special Counsel to each Arkansas Trust for Arkansas tax matters rendered an opinion under then existing Arkansas income tax law applicable to taxpayers whose income is subject to Arkansas income taxation substantially to the effect that: The Arkansas Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation; Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Arkansas Trust for Arkansas income tax purposes, and will have a taxable event when the Arkansas Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units; Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Arkansas Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from Federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

    California Risk Factors. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State faces a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation. The California economy continues to show weakness in manufacturing, particularly aerospace as well as in the telephone, communications and public utility industries. California's population increase has resulted in traffic congestion, school overcrowding and high housing costs which have caused an increase in demand for government services and which may impede future economic growth.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On December 7, 1994, Orange County, California, together with its pooled investment fund (the "Pooled Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code. Many governmental entities kept moneys in the Pooled Fund.

    All outstanding general obligation bonds of the State are rated "A+" by Standard and Poor's and "A1" by Moody's.

    Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each California Trust, the respective counsel to the California Trusts rendered an opinion under then existing California income tax law applicable to taxpayers whose income was subject to California income taxation substantially to the effect that: We have examined the income tax laws of the State of California to determine its applicability to the California Trust and the holders of Units in the California Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the California Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the California Trust is debt, the interest on which is excluded from gross income for federal income tax purposes.

    Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the California Trust. However, although counsel to the Sponsor expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). This opinion does not address the taxation of persons other than full time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the California Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

    Based upon the foregoing, and upon an investigation of such matters of law as we considered to be applicable, we are of the opinion that, under existing provisions of the law of the State of California as of the date hereof:

    1. The California Trust is not an association taxable as a corporation for purposes of the California Bank and Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the California Trust, and the income of such portion of the California Trust will be treated as the income of the California Unitholders under the California Personal Income Tax.

    2. Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the California Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the California Trust and distributed to a California Unitholder.

    3. Each California Unitholder of the California Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the California Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

    4. Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the California Trust is not deductible for purposes of the California Personal Income Tax.

    This opinion relates only to California Unitholders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unitholders subject to the California Bank and Corporation Tax Law and such California Unitholders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Bank and Corporation Tax Law may be includable in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the California Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of the California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

    Colorado Risk Factors. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Colorado has an expenditure limitation which it breached in fiscal year 1997.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services and trade, with construction reporting large gains in recent years. These sectors tend to be cyclical. Rapid job growth has kept unemployment low. There is no guarantee that such conditions will continue.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Colorado Trust, counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

    The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

    Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although counsel to the Fund expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities; (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the income tax imposed by the State of Colorado that is applicable to individuals and corporations (the "State Income Tax") and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Colorado.

    In the opinion of counsel to the Fund, under existing Colorado law: Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

    With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

    Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have in the hands of the Trustee;

    Interest on Colorado Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

    To the extent that interest income derived from the Colorado Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxes pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax.

    Any proceeds paid under an insurance policy or policies issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in he normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

    Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later); Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

    If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

    Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

    Counsel to the Fund has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

    Connecticut Risk Factors. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State of Connecticut currently maintains a "AA-", "Aa3" and "AA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness. Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information" . Tax Status. At the time of the closing for each Connecticut Trust, special counsel to the Fund for Connecticut tax matters rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that: The assets of the Connecticut Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds") and the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Connecticut Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trusts for Connecticut tax matters believe that such interest will be so exempt. Interest on Bonds in the Connecticut Trust issued by other issuers, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

    Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Connecticut Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Connecticut Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Connecticut Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Connecticut Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by the Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

    In the opinion of special counsel to the Fund for Connecticut tax matters, which relies explicitly on the opinion of counsel to the Sponsor regarding Federal income tax matters, under existing Connecticut law:

    The Connecticut Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut.

    Interest income of the Connecticut Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond"), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"), when any such interest is received by the Connecticut Trust or distributed by it to such a Unitholder.

    Insurance proceeds received by the Connecticut Trust representing maturing interest on defaulted Bonds held by the Connecticut Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Connecticut Trust by the issuer of such Bonds.

    Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by the Connecticut Trust or upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Connecticut Trust held by him. The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.

    An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

    Delaware Risk Factors. The financial condition of the State of Delaware is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Delaware's economy is dominated by the chemical and automotive industries. Manufacturing, services and trade are also a part of the economy, with agriculture playing a vital part. Delaware's economy is sensitive to shifts which may impact the Bonds in Delaware portfolio.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State of Delaware currently maintains a "AA+" and "Aa1" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

    Further information concerning Delaware risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Delaware Trust, Special Counsel to each Delaware Trust for Delaware tax matters rendered an opinion under then existing Delaware income tax law applicable to taxpayers whose income is subject to Delaware income taxation substantially to the effect that:

    (1) Distributions of interest income to Unitholders that would not be taxable if received directly by a Delaware resident are not subject to personal income tax under the Delaware personal income tax imposed by 30 Del. C. et seq.;

    (2) Distributions of interest income to Unitholders which are estates or trusts that would not be taxable if received directly by a Delaware resident estate or trust are not subject to the personal income tax imposed by 30 Del. C. et seq.;

    (3) Distributions of interest income to Unitholders which are corporations that would not be taxable for Delaware income tax purposes if received directly by a corporation will not be subject to the Delaware corporate income tax imposed by 30 Del. C. 1 et seq.;

    (4) To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includable or deductible in the calculation of a resident individuals, estate's or trust's adjusted gross income for federal income tax purposes, any such gain or loss will be includable or deductible in the calculation of taxable income for the purposes of Delaware resident personal income taxes;

    (5) To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includable or deductible in the calculation of taxable income for purposes of federal income tax imposed upon a corporation, such gain or loss shall not be includable or deductible in the calculation of taxable income for purposes of the Delaware corporate income tax since gains or losses from the sale or other disposition of securities issued by the State of Delaware or political subdivisions thereof are not included in computing the taxable income of a corporation for Delaware corporate income tax purposes.

    (6) Any proceeds paid under insurance policies issued to the Trustee or obtained by issuers or underwriters of the Bonds, the Sponsor, or others which represent interest on defaulted obligations held by the Trustee will be excludable from Delaware gross income for individuals, trusts and estates, or corporations, if, and to the same extent as, such proceeds would have been so excludable from federal income taxation;

    (7) Interest income received by a Unitholder is not exempt from the franchise tax imposed on banking organizations under 5 Del. C. et seq. and the franchise tax imposed on building and loan associates imposed under 5 Del. C. et seq.; and

    (8) The Units are not exempt from Delaware inheritance, estate and gift tax.

    Florida Risk Factors. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the construction and construction related manufacturing industries. These industries tend to be highly cyclical and there is no assurance that Florida's rapid population growth, which drove these industries in the past, will continue. Tourism is also one of the State's most important industries. Because many international travelers visit Florida, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, Florida could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems, particularly with regard to the citrus and sugar industries.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State maintains a bond rating of Aa2 and AA+ from Moody's and Standard & Poor's, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue resource from which such series derives funds for repayment. Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Florida Trust, Counsel to each Florida Trust for Florida tax matters rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that: The Bonds were accompanied by opinions of Bond Counsel to the respective issuers thereof to the effect that the Bonds were exempt from the Florida intangibles tax. Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida Trust and have assumed the correctness as of the date of deposit of the opinions of Bond Counsel.

    "Non-Corporate Unitholder" means a Unitholder of the Florida Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 200, Florida Statutes.

    In the opinion of counsel to the Sponsor, under existing law: For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes. Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida Trust. Any amounts paid to the Florida Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220 or is otherwise allocable to Florida under Chapter 220. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220 and if such income is otherwise allocable to Florida under Chapter 220.

    Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.

    Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

    Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

    Georgia Risk Fators. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. All outstanding general obligation bonds of the State are rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

    Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Georgia Trust, Special Counsel to the Fund for Georgia tax matters rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that: The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").

    Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

    In the opinion of counsel to the Sponsor, under existing Georgia law:

    (1) For Georgia income tax purposes, the Georgia Trust is not an association taxable as a corporation, and the income of the Georgia Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Georgia Trust will be exempt from Georgia income taxation and therefore will not be includable in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia Trust and received by the Unitholders.

    (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Georgia Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

    (3) Amounts paid under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the Bonds in the Georgia Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

    (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

    Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

    Hawaii Risk Factors. The financial condition of the State of Hawaii is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Hawaii's economy has struggled for nearly eight years. Jobs are continually lost. Hawaii's tourism industry is a major part of its economy. The State is attempting to restructure its commitment to the tourist industry to further its economy.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    All outstanding general obligation bonds of the State are rated "A+" by Standard & Poor's and "A1" by Moody's.

    Further information concerning Hawaii risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Hawaii Trust, Special Counsel to the Fund for Hawaii tax matters rendered an opinion under then existing Hawaii income tax law applicable to taxpayers whose income is subject to Hawaii income taxation substantially to the effect that:

    (1) The Hawaii Trust is not an association taxable as a corporation and each Unitholder of the Hawaii Trust will be treated as the owner of a pro rata portion of the Hawaii Trust, and the income of such portion of the Hawaii Trust will therefore be treated as the income of the Unitholder for Hawaii Income Tax purposes;

    (2) Income on the Bonds which is exempt from the Hawaii Income Tax when received by a Unitholder of the Hawaii Trust and which would be exempt from the Hawaii Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Hawaii Trust and distributed to such Unitholder;

    (3) To the extent that interest on the Bonds, if any, is includable in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includable in the computation of "alternative minimum taxable income"for purposes of Hawaii's corporate alternative minimum tax on corporations;

    (4) Each Unitholder of the Hawaii Trust will recognize gain or loss for Hawaii Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Hawaii Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

    (5) Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Hawaii Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

    (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Hawaii net income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

    (7) To the extent that interest derived from the Hawaii Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will also not be subject to the Hawaii Income Tax. It should be noted that interest relating to Possession Bonds is subject to tax in the case of certain banks and financial institutions subject to the Hawaii's franchise tax and corporations subject to Hawaii's corporate alternative minimum tax.

    We have not examined any of the Bonds to be deposited and held in the Hawaii Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.

    Kansas Risk Factors. The financial condition of the State of Kansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Kansas economy is composed of manufacturing, trade, services and agriculture. Severe weather conditions could have a significant impact on the Kansas economy. The slower pace of the national economic expansion will dampen the growth rate of the Kansas economy.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    Although the State has no general obligation debt rating, it seeks an underlying rating on specific issues of at least "AA-" from Standard & Poor's and "A1" from Moody's.

    Further information concerning Kansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Kansas Trust, Special Counsel to each Kansas Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation, assuming interest on the Bonds is excludable from gross income under
Section 103 of the Internal Revenue Code of 1986, as amended, substantially to the effect that:

    The Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes; Each Unitholder of the Kansas Trust will be treated as the owner of a pro rata portion of the Kansas Trust, and the income and deductions of the Kansas Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

    Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

    Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

    Interest on the Bonds which is exempt from Kansas income taxation when received by the Kansas Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

    Each Unitholder of the Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Kansas Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

    Interest received by the Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

    No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of the Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

    Kentucky Risk Factors. The financial condition of the State of Kentucky is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Kentucky has a strong industrial base of steel, aluminum, chemicals and machinery production. Services and trade make up a large part of Kentucky's employment. These industries tend to be highly cyclical and there is no assurance that these industries will continue to grow.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    Further information concerning Kentucky risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

    Tax Status. At the time of the closing for each Kentucky Trust, the respective counsel to the Kentucky Trusts for Kentucky tax matters rendered an opinion under then existing Kentucky income tax law applicable to taxpayers whose income is subject to Kentucky income taxation substantially to the effect that:

    The assets of the Kentucky Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Kentucky (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Kentucky Bonds") and by an authority of the Commonwealth of Puerto Rico (the "Possession Bonds") (collectively, the "Bonds").

    Although we express no opinion herein regarding such matters, we have assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the Commonwealth of Kentucky that is applicable to individuals and corporations (the "Kentucky State Income Tax"); and (iv) the Bonds are exempt from the ad valorem tax imposed by the Commonwealth of Kentucky. Neither the Sponsor nor its counsel has made any review of the proceedings relating to the issuance of the Bonds or of the bases for the opinions, if any, rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Kentucky.

    In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Kentucky income tax law as of the date of this prospectus and based upon the assumptions above:

    (i) The Kentucky Trust is not an association taxable as a corporation and each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Kentucky Trust, and the income of such portion of the Kentucky Trust will therefore be treated as the income of the Kentucky Unitholder for Kentucky Income Tax purposes;

    (ii) For Kentucky State Income Tax purposes, interest on the Bonds which is excludable from Federal gross income and which is also exempt from taxation under the Kentucky State Income Tax when received by the Kentucky Trust, and which would be excludable from Federal gross income and also exempt from Kentucky State Income Tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Kentucky Trust and distributed to the Unitholders.

    (iii) Each Kentucky Unitholder of the Kentucky Trust will recognize gain or loss for Kentucky State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Kentucky Unitholder redeems or sells Units of the Kentucky Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

    (iv) Tax reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain for Kentucky State Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

    (v) State law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Kentucky Trust, the interest on which is exempt from State income taxes.

    (vi) Units of the Kentucky Trust, but only to the extent the same represent an ownership in obligations issued by or on behalf of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is excludable from gross income for federal and Kentucky State Income Tax purposes will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

    (vii) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds that represent maturing interest on defaulted obligations held by the Trustee will not be subject to Kentucky State Income Tax purposes if, and to the same extent as, such interest would have not been subject to Kentucky State Income Tax purposes if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies were reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

    Chapman and Cutler expresses no opinion with respect to taxation under any other provision of Kentucky law. Ownership of the Units may result in collateral Kentucky tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

    Louisiana Risk Factors. The financial condition of the State of Louisiana is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of services, gambling, industrial sectors and agriculture. These industries tend to be highly cyclical. The State's manufacturing sector may be adversely affected by the North American Free Trade Agreement and the General Agreements on Tariffs and Trade. Moreover, Louisiana could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State maintains a bond rating of A2, A- and A from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

    Further information concerning Louisiana risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Louisiana Trust, Special Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:

    (1) The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

    (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

    (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includable in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

    (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.

    As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

    In rendering the opinions expressed above, counsel has relied upon the opinion of Counsel to the Sponsor that the Louisiana Trust is not an association taxable as corporation for Federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.

    Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana Tax Status of taxpayers other than Louisiana resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future federal or state tax legislation.

    Maine Risk Factors. The financial condition of the State of Maine is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Maine's economy consists of services, trade, government and manufacturing. Although Maine's economy is diversified, it is subject to shifts which may impact certain Bonds in Maine portfolio. One of Maine's greatest impediments to faster economic growth is slow population growth.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State of Maine currently maintains a "AA+", "Aa2" and "AA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness. Further information concerning Maine risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Maine Trust, special counsel to the Fund for Maine tax matters rendered an opinion under then existing Maine income tax law applicable to taxpayers whose income is subject to Maine income taxation substantially to the effect that:

    The assets of the Maine Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

    Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine Income Tax"), and
(iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax ("Maine Minimum Tax") or in the case of corporations, a surcharge ("Maine Corporate Income Tax Surcharge") imposed under the Maine Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Maine.

    In the opinion of Chapman and Cutler, Special Counsel to the Fund for Maine tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

    (1) the Maine Trust is not an associa tion taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

    (2) Interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust and distributed to the Unitholder;

    (3) to the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

    (4) each Unitholder of the Maine Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes; and

    (5) the Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

    Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's Federal taxable income and therefore will be taxable. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Maine law. Ownership of the Units may result in collateral Maine tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such consequences.

    Maryland Risk Factors. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State of Maryland currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness. Further information concerning Maryland risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Maryland Trust, Special Counsel to each Maryland Trust for Maryland tax matters rendered an opinion under then existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation substantially to the effect that:

    (1) For Maryland State and local income tax purposes, the Maryland Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland State and local income taxation.

    (2) To the extent that interest derived from the Maryland Trust by a Unitholder with respect to the obligations of the State of Maryland, the Government of Puerto Rico and their political subdivisions is excludable from Federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland State franchise tax on financial institutions.

    (3) In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended from time to time, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the federal alternative minimum tax. Accordingly, if the Maryland Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

    (4) Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the Maryland taxable base of Unitholders for Maryland State and local income taxation purposes. However, Maryland defines the taxable net income of individuals as Federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is Federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in Federal adjusted gross income or Federal taxable income, as the case may be, which is realized from the disposition of obligations by the State of Maryland or its political subdivisions by the Maryland Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland State or local income tax with respect to gain realized upon the disposition of obligations by the State of Maryland or its political subdivisions by the Maryland Trust. Profit realized by a "financial institution" from the sale or exchange of Bonds will be subject to the Maryland Franchise Tax.

    These opinions relate only to the treatment of the Maryland Trust and the Units under the Maryland State and local income tax laws and Maryland franchise tax laws. Unitholders should consult tax counsel as to other Maryland tax consequences not specifically considered in these opinions. For example, no opinion is expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

    Massachusetts Risk Factors. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by reductions in federal government spending on defense-related industries. The Commonwealth has many material future liabilities, including an underfunded retirement system and Medicaid expenditures.

    The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

    In recent years, the Commonwealth of Massachusetts and certain of its public bodies and municipalities, particularly the City of Boston, have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. Standard & Poor's raised its rating of general obligation bonds of the Commonwealth of Massachusetts from A+ to AA- in October 1997. Moody's rating has remained at A1 since November 1994, and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) raised its rating from A+ to AA- in January 1998.

    Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Massachusetts Trust, Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

    In the opinion of special counsel to the Fund, under existing
Massachusetts law:

    (1) For Massachusetts income tax purposes, the Massachusetts Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

    (2) The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

    (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or issued by United States territories or possessions.

    (4) Any proceeds of insurance obtained by the Trustee of the Trust or by the issuer of a Bond held by the Massachusetts Trust which are paid to Massachusetts Unitholders and which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Massachusetts gross income of a Massachusetts Unitholder if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted Bond.

    (5) The Massachusetts Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be includable pro rata in the federal gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, and such gains and/or losses will be included as capital gains and/or losses in the Massachusetts Unitholders' Massachusetts gross income, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

    (6) Gains or losses realized upon sale or redemption of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includable in their Massachusetts gross income.

    (7) In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Unitholders pay for their Units and for amortization of premiums, if any, on obligations held by the Massachusetts Trust.

    (8) The Units of the Massachusetts Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

    Michigan Risk Factors. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal of and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or the average thereof in the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on manufacturing, tourism, and agriculture. These sectors tend to be cyclical and are facing increasing competition from foreign producers.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    As of March 1, 1997, all outstanding general obligation bonds of the state were rated "Aa" by Moody's, and "AA" by Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.). In January 1998, Standard & Poor's raised its rating on the State's general obligation bonds to "AA+".

    Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Michigan Trust, Special Counsel to each Michigan Trust for Massachusetts tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

    In the opinion of Miller, Canfield, Paddock and Stone, P.L.C., special counsel to the Fund for Michigan tax matters, under existing Michigan law: The Michigan Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan Trust and the Unitholders.

    Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Trust. Interest on the underlying Bonds which is exempt from tax under these laws when received by Michigan Trust will retain its status as tax exempt interest to the Unitholders.

    For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

    The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

    The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by the Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Unitholders. If the Michigan Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law.

    Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax

    As the Tax Reform Act of 1986 eliminated the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

    Minnesota Risk Factors. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue which results in a fiscal system unusually sensitive to economic conditions. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State of Minnesota currently maintains a "Triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

    Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

    Tax Status. At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

    We understand that the Minnesota Trust will only have income consisting of
(i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds" and, with the Minnesota Bonds, the "Bonds") which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and
(iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

    Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions; no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

    Although Minnesota state law provides that interest on Minnesota bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

    In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Minnesota income tax law as of the date of this prospectus and based upon the assumptions above:

    (1) The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

    (2) Income on the Bonds excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

    (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includable in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includable in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

    (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

    (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

    (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

    (7) To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Minnesota Trust, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

    We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

    Missouri Risk Factors. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, agriculture and service industries. The State's financial situation may be affected by increased costs in court-ordered desegregation payments in St. Louis.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    All outstanding general obligation bonds to the State are rated "AAA" by Standard and Poor's and "Aaa" by Moody's.

    Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Missouri Trust, Special Counsel to each Missouri Trust for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that: The assets of the Missouri Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds") (collectively, the "Bonds").

    Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Missouri Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

    In the opinion of Chapman and Cutler, counsel to the Sponsor under existing law:

    (1) The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a pro rata portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

    (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

    (3) Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

    (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Missouri Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

    (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

    (6) The Missouri Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

    Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri Tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

    Nebraska Risk Factors. The financial condition of the State of Nebraska is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Nebraska has imposed a tax cut in its income taxes. This may result in significant revenue reduction in the future.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the manufacturing industries and is supplemented by the agricultural sector. These industries tend to be highly cyclical and there is no assurance that Nebraska's economic gains in recent years will continue. Moreover, Nebraska could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. Further information concerning Nebraska risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Nebraska Trust, Special Counsel to each Nebraska Trust for Nebraska tax matters rendered an opinion under then existing Nebraska income tax law applicable to taxpayers whose income is subject to Nebraska income taxation substantially to the effect that: The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

    Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by
Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and
(v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

    In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

    (1) The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and the Nebraska Minimum Tax purposes;

    (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;

    (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;

    (4) To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

    (5) Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

    (6) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such Tax; and

    (7) In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.

    We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

    New Jersey Risk Factors. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    All outstanding general obligation bonds to the State are rated "AA+" by Standard and Poor's and "Aa1" by Moody's.

    Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each New Jersey Trust, Special Council to each New Jersey Trust for New Jersey tax matters rendered an opinion under then existing New Jersey income tax law applicable to taxpayers whose income is subject to New Jersey income taxation substantiality to the effect that:

    (1) The New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

    (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

    (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

    (4) Units of the New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

    (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

    New Mexico Risk Factors. The financial condition of the State of New Mexico is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of energy resources, services, construction and trade. These industries tend to be highly cyclical. Tourism is also one of the State's most important industries. Because many international travelers visit New Mexico, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, New Mexico could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State maintains a bond rating of Ba2 and AA from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness. Further information concerning New Mexico risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each New Mexico Trust, Special Counsel to the Fund for New Mexico tax matters rendered an opinion under then existing New Mexico income tax law applicable to taxpayers whose income is subject to New Mexico income taxation substantially to the effect that: The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by or on behalf of the government of Puerto Rico, the government of Guam, or the government of the Virgin Islands (collectively the "Possession Bonds") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.

    Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

    In the opinion of Chapman and Cutler, Special Counsel to the Fund for New Mexico tax matters, under existing law as of the date of this Prospectus and based upon the assumptions set forth above:

    (1) The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

    (2) Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unitholder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.

    (3) To the extent that interest income derived from the New Mexico Trust by a Unitholder with respect to Possession Bonds in excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

    (4) Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

    (5) The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

    Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of New Mexico law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. Investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

    New York Risk Factors. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has been one of the wealthiest states in the nation; however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

    The State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On January 21, 1994, the State entered into a settlement with Delaware with respect to State of Delaware v. State of New York. The State made an immediate $35 million payment and agreed to make a $33 million annual payment in each of the next five fiscal years. The State has not settled with other parties to the litigation and will continue to incur litigation expenses as to those claims.

    All outstanding general obligation bonds of the State are rated "A" by Standard and Poor's and "Aa2" by Moody's.

    Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each New York Trust, Special Counsel to the Fund for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that: The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

    A resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

    Interest or gain from the New York Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

    Amounts paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York State and New York City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.

    For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of New York obligations.

    If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

    North Carolina Risk Factors. The financial condition of the State of North Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State of North Carolina currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness. Further information concerning North Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each North Carolina Trust, Special Counsel to the Fund for North Carolina tax matters rendered an opinion under then existing North Carolina income tax law applicable to taxpayers whose income is subject to North Carolina income taxation substantially to the effect that:

    In the opinion of special counsel to the Fund for North Carolina tax matters, under existing North Carolina law: Upon the establishing of the North Carolina Trust and the Units thereunder:

    (1) The North Carolina Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Trust will be deemed to be income of the Unitholder.

    (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Trust will retain its tax-exempt status when received by the Unitholders.

    (3) Unitholders will realize a taxable event when the North Carolina Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Trust will retain its tax-exempt status in the hands of the Unitholders.

    (4) Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

    (5) The Units are exempt from the North Carolina tax on intangible personal property so long as the corpus of the North Carolina Trust remains composed entirely of Bonds or, pending distribution, amounts received on the sale, redemption or maturity of the Bonds and the Trustee periodically supplies to the North Carolina Department of Revenue at such times as required by the Department of Revenue a complete description of the North Carolina Trust and also the name, description and value of the obligations held in the corpus of the North Carolina Trust.

    Ohio Risk Factors. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

    Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

    Tax Status. At the time of the closing for each Ohio Trust, Special Council to each Ohio Trust for Ohio tax matters rendered an opinion under then existing Ohio income tax law applicable to taxpayers whose income is subject to Ohio income taxation substantiality to the effect that:

    Commencing in 1985, Ohio municipalities may be permitted under Ohio law to subject interest on certain of the obligations held by the Ohio Trust to income taxes imposed on their residents and entities doing business therein. In the opinion of Squire, Sanders & Dempsey, special counsel to the Fund for Ohio tax matters, under existing law:

    (1) The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district or municipal income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

    (2) Distributions with respect to Units of the Ohio Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

    (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

    (4) Distributions properly attributable to interest on obligations issued by the government of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Ohio Trust the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

    (5) Distributions properly attributable to proceeds of insurance paid to the Ohio Trust that represent maturing or matured interest on defaulted obligations held by the Ohio Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

    (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations including distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

    Oklahoma Risk Factors. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical and there is no assurance that Oklahoma's current expansionary phase will continue.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State maintains a bond rating of Aa3, A and AA from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

    Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Oklahoma Trust, Special Counsel to the Fund for Oklahoma tax matters rendered an opinion under then existing Oklahoma income tax law applicable to taxpayers whose income is subject to Oklahoma income taxation substantially to the effect that: The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). See "Portfolio" which indicates by footnote which Oklahoma Bonds are Oklahoma Tax-Exempt Bonds (all other Oklahoma Bonds included in the portfolio are Oklahoma Taxable Bonds).

    Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Oklahoma.

    In the opinion of Special Counsel to the Fund for Oklahoma tax matters, under existing laws as of the date of this Prospectus and based upon the assumptions set forth above:

    (1) For Oklahoma State Income Tax purposes, the Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Unitholder.

    (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Trust.

    (3) To the extent that interest paid and original issue discount, if any, derived from the Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

    (4) Each Unitholder of the Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

    (5) Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

    (6) The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax if such interest is not deductible for Federal income tax purposes.

    The scope of this opinion is expressly limited to the matters set forth herein, and we express no other opinions of law with respect to the state or local taxation of the Trust, the purchase, ownership or disposition of Units or the Unitholders under Oklahoma law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oklahoma Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

    Oregon Risk Factors. The financial condition of the State of Oregon is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Oregon economy continues to slow after the economic boom of the construction and manufacturing industries in 1994-96. Oregon consumers are turning to business as the primary force behind the State's economic expansion. Moreover, Oregon could be impacted by problems in its timber industry such as severe weather conditions.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State maintains a bond rating of Aa, AA and AA from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

    Further information concerning Oregon risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

    Tax Status. At the time of the closing for each Oregon Trust, Special Counsel to each Oregon Trust for Oregon tax matters rendered an opinion under then existing Oregon income tax law applicable to taxpayers whose income is subject to Oregon income taxation substantially to the effect that:

    The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independent examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

    In the opinion of counsel to the Sponsor, under existing Oregon law and based on the assumptions set forth above:

    The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

    Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

    To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

    Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for Federal income tax purposes; and

    The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.

    Investors should consult their tax advisers regarding collateral tax consequences under Oregon law relating to the ownership of the Units, including, but not limited to, the calculation of "net pension income" tax credits for retirees and the applicability of other Oregon taxes.

    Counsel to the Sponsor has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

    Pennsylvania Risk Factors. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the Commonwealth has experienced significant revenue shortfalls.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by federal funding and state legislation.

    The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

    All outstanding general obligation bonds of the Commonwealth are rated AA-by Standard and Poor's and Aa3 by Moody's.

    Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Pennsylvania Trust, the respective counsel to the Pennsylvania Trusts rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income was subject to Pennsylvania income taxation substantially to the effect that: We have examined certain laws of the State of Pennsylvania (the "State") to determine their applicability to the Pennsylvania Trust and to the holders of Units in the Pennsylvania Trust who are residents of the State of Pennsylvania (the "Unitholders"). The assets of the Pennsylvania Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania Trust will be made monthly.

    Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

    Based on the foregoing, and review and consideration of existing State laws as of this date, it is our opinion, and we herewith advise you, as follows:

    (1) The Pennsylvania Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

    (2) Interest on the Bonds, net of Pennsylvania Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania Trust and distributed to such Unitholder.

    (3) Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued before February 1, 1994.

    (4) Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

    (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

    (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.

    (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.

    (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

    (9) The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "Personal Property Tax"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.

    Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

    We have not examined any of the Bonds to be deposited and held in the Pennsylvania Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

    Chapman & Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

    South Carolina Risk Factors. The state of South Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting primarily of manufacturing, but expanding into the trade and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. The State of South Carolina currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness. Further information concerning South Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each South Carolina Trust, Special Counsel for each South Carolina Trust for South Carolina tax matters rendered an opinion under then existing South Carolina income tax law applicable to taxpayers whose income is subject to South Carolina income taxation substantially to the effect that:

    In the opinion of special counsel to the Fund for South Carolina tax matters, under existing South Carolina law:

    (1) By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

    (2) Pursuant to the provisions of Section 12-7-430(b), as interpreted by South Carolina Revenue Ruling #91-15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Government of Puerto Rico, which is exempt from federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

    (3) The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includable in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

    (4) Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

    (5) The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

    The above described opinion has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170 of the South Carolina Code.

    Tennessee Risk Factors. The financial condition of the State of Tennessee is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State of Tennessee currently maintains a "AAA", "Aaa" and "AAA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness. Further information concerning Tennessee risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Tennessee Trust, Special Counsel to the Fund for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that: The assets of the Tennessee Trust will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

    Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

    Further, this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

    Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

    The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.

    In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Tennessee State law as of the date of this prospectus: For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-806 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-903, the Tennessee Trust will not be subject to such taxes.

    For Hall Income Tax purposes, a proportionate share of such distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Tennessee Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

    For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Tennessee Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Tennessee Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Tennessee Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

    Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that my be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Tennessee Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

    For purposes of the Tennessee Property Tax, the Tennessee Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

    No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Tennessee Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

    The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

    We have not examined any of the Bonds to be deposited and held in the Tennessee Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as the exemption of interest from the Income taxes imposed and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Tennessee Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.

    Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

    Texas Risk Factors. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State maintains a bond rating of Aa2 and AA from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness. Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

    (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

    (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

    (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

    (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

    The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section
11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art. 852a); or
(iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

    Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has been issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.

    Virginia Risk Factors. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. The Virginia Constitution requires a balanced biennial budget and contains limits on the amount of general obligation bonds which the Commonwealth can issue. Additionally, Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by the cutbacks in federal government spending, particularly defense, and the reduction of jobs in the mining industry.

    The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

    The Commonwealth of Virginia currently maintains a "triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.).

    Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of the closing for each Virginia Trust, Special Counsel to each Virginia Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that: The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Virginia Bonds, the "Bonds").

    Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax") and, (iv) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local taxation. The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.

    In the opinion of Chapman and Cutler, special counsel to the Fund for Virginia tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

    (1) The Virginia Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

    (2) Interest on the Virginia Bonds which is exempt from Virginia Income Tax when received by the Virginia Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

    (3) Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includable in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.

    (4) The Virginia legislature has recently enacted a law, effective July
1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for federal income tax purposes.

    (5) The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

    In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Virginia Bonds held by the Virginia Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

    Washington Risk Factors. The financial condition of the State of Washington is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy consists of manufacturing, aerospace, government and agriculture. These industries tend to be highly cyclical and there is no assurance that growth in these industries will continue. One of Washington's major employers, Boeing Company has had several years of downsizing and only recently began hiring. Fluctuation in this industry can have an adverse effect on the state's economy. Washington could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State maintains a bond rating of Aa1, AA+ and AA+ from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

    Further information concerning Washington risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. At the time of closing for each Washington Trust, Special Counsel to the Fund for Washington tax matters, rendered an opinion under then existing Washington law substantially to the effect that:

    (1) Neither the State of Washington nor any of its political subdivisions imposes an income tax.

    (2) The State imposes a business and occupation tax on the gross receipts of all business activities conducted within the State, with certain exceptions. The Washington Trust will not be subject to this tax. Distributions of the Washington Trust income paid to Unit holders who are not engaged in a banking, loan, securities, or other financial business in the State (which businesses have been broadly defined) will not be subject to the tax. Unit holders that are engaged in any of such financial businesses will be subject to the tax. Currently, the business and occupation tax rate is 1.5%. Several cities impose comparable business and occupation taxes or financial businesses conducted within such cities. The current rate in Seattle is .415%.

    (3) The Units will not be subject to the State's ad valorem property tax, nor will any sale, transfer or possession of the Units be subject to State or local sales or use taxes.

    (4) Persons considering the purchase of Units should be aware that proposals have recently been suggested by the Governor and other officials of the State that would, if enacted, subject interest income received by persons resident in (or doing business within) the State to the business and occupation tax, whether or not such persons are engaged in a banking, loan, securities, or other financial business. It is unclear whether such proposals would exclude interest income derived from obligations of the State and its political subdivisions.

    The foregoing is an abbreviated summary of certain of the provisions of Washington statutes and administrative rules presently in effect, with respect to the taxation of Unit holders of the Washington Trust. These provisions are subject to change by legislative or administrative actions, or by court decisions, and any such change may be retroactive with respect to Washington Trust transactions. Unit holders are advised to consult with their own tax advisors for more detailed information concerning Washington State and local tax matters. The foregoing summary assumes that the Washington Trust will not conduct business activities within Washington.

    West Virginia Risk Factors. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy.

    The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

    The State of West Virginia currently maintains a "AA-" and "A1" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

    Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information". Tax Status. The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia ("West Virginia") or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

    Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

    At the time of closing for each West Virginia Trust, Special Counsel to the Fund for West Virginia tax matters rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

    (1) The West Virginia Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

    (2) Interest on the Bonds which is exempt from the West Virginia
Personal Income Tax when received by the West Virginia Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the West Virginia Trust and distributed to such Unitholder.

    (3) For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the West Virginia Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the West Virginia Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

    (4) Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the West Virginia Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

    (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the West Virginia Trust.

    (6) The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the West Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

    We have not examined any of the Bonds to be deposited and held in the West Virginia Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

    Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of West Virginia law. Ownership of the Units may result in collateral West Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences. We have been informally advised by the Legal Division of the West Virginia Department of Tax and Revenue that Units may be subject to the West Virginia property tax (regardless of whether the Bonds held by the West Virginia Trust would be exempt from such tax if held directly by a Unitholder).

EXPENSES
--------------------------------------------------------------------------------

    The Sponsor will not receive any fees in connection with its activities relating to the Fund. However, American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., which is an affiliate of the Sponsor, will receive the annual supervisory fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing portfolio supervisory services for the Fund. In addition, the Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. These fees may exceed the actual costs of providing these services for a Trust but the total amount received by the Evaluator for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of Bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

    Premiums for any portfolio insurance are obligations of each Insured
Trust and are payable monthly by the Trustee on behalf of the Trust. As Bonds in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related Bonds.

    The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Fund without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the Bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell Bonds to pay such amounts.

    Each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Fund. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Fund. Amounts so withdrawn shall not be considered a part of the Fund's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Fund, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Fund.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         This Prospectus does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC. The Information Supplement, which has been filed with the SEC, includes more detailed information concerning the Bonds, investment risks and general information about the Fund. This Prospectus incorporates by reference the entire Information Supplement. The Information Supplement may be obtained by contacting the Trustee or is available along with other related materials at the SEC's Internet site (http://www.sec.gov).

OTHER MATTERS
--------------------------------------------------------------------------------

    Legal Matters. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn has acted as counsel to the Trustee and special counsel to the Fund for New York tax matters.

    Independent Certified Public Accountants. The statement of condition and the related portfolio included in Prospectus Part I have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

                       TABLE OF CONTENTS
   TITLE                                                  PAGE
   The Trusts                                                2
      The Fund                                               2
      Objectives and Bond Selection                          2
      Risk Factors                                           3
   Estimated Current and Long-Term Returns                   4
   Public Offering                                           5
      General                                                5
      Offering Price                                         5
      Accrued Interest                                       6
      Unit Distribution                                      7
      Sponsor Compensation                                   7
      Market for Units                                       7
   Rights of Unitholders                                     7
      Distributions of Interest and Principal                7
      Reinvestment Option                                    7
      Redemption of Units                                    7
      Certificates                                           8
      Reports Provided                                       9
   Insurance on the Bonds in the Insured Trusts              9
   Fund Administration                                      10
      Sponsor                                               10
      Trustee                                               10
      Portfolio Administration                              10
      Replacement Bonds                                     10
      Amendment of Trust Agreement                          11
      Termination of Trust Agreement                        11
      Limitation on Liabilities                             11
   Federal Tax Status                                       11
   State Trust Risk Factors and Tax Status                  14
   Expenses                                                 45
   Additional Information                                   46
   Other Matters                                            46
      Legal Matters                                         46
      Independent Certified Public Accountants              46

------------

    No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Fund or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

    This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                               PROSPECTUS PART II

--------------------------------------------------------------------------------

                                   August 1998

                         Insured Municipals Income Trust
                                       and
                      Investors' Quality Tax-Exempt Trust

          ------ A Wealth of Knowledge A Knowledge of Wealthsm ------
                                   VAN KAMPEN

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

                             2800 Post Oak Boulevard
                              Houston, Texas 77056



                                   Van Kampen

                             Information Supplement

Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust

--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Fund which is not described in the Prospectus for the Fund. This Information Supplement should be read in conjunction with the Fund's prospectus. This Information Supplement is not a prospectus (but is incorporated into the Prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the Prospectus. Copies of the Prospectus can be obtained by contacting the Sponsor at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the Prospectus.

                                                    Table of Contents

                                                      Page                                                       Page
   Municipal Bond Risk Factors......................    2     Maryland Risk Factors...........................    50
   Insurance on the Bonds in the Insured Trusts.....    6     Massachusetts Risk Factors......................    52
   Portfolio Administration.........................   12     Michigan Risk Factors...........................    54
   Trustee Information..............................   13     Minnesota Risk Factors..........................    56
   Termination of the Trust Agreement...............   14     Missouri Risk Factors...........................    57
   Description of Ratings...........................   14     Nebraska Risk Factors...........................    59
   Alabama Risk Factors.............................   16     New Jersey Risk Factors.........................    60
   Arizona Risk Factors.............................   18     New Mexico Risk Factors.........................    63
   Arkansas Risk Factors............................   19     New York Risk Factors...........................    66
   California Risk Factors..........................   22     North Carolina Risk Factors.....................    73
   Colorado Risk Factors............................   28     Ohio Risk Factors...............................    78
   Connecticut Risk Factors.........................   31     Oklahoma Risk Factors...........................    81
   Delaware Risk Factors............................   33     Oregon Risk Factors.............................    84
   Florida Risk Factors.............................   35     Pennsylvania Risk Factors.......................    85
   Georgia Risk Factors.............................   38     South Carolina Risk Factors.....................    88
   Hawaii Risk Factors..............................   41     Tennessee Risk Factors..........................    90
   Kansas Risk Factors..............................   42     Texas Risk Factors..............................    92
   Kentucky Risk Factors............................   43     Virginia Risk Factors...........................    95
   Louisiana Risk Factors...........................   45     Washington Risk Factors.........................    97
   Maine Risk Factors...............................   48     West Virginia Risk Factors......................    102

                           Municipal Bond Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described on the cover of the related Prospectus Part
I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

   Certain of the Bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

   Certain of the Bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by the Fund, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Certain of the Bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

   Certain of the Bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds to make payments of principal and/or interest on such Bonds.

   Certain of the Bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Certain of the Bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Certain of the Bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Certain of the Bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Certain of the Bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the Bonds.

   Certain of the Bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Certain of the Bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Certain of the Bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. See "Notes to Portfolio" in Prospectus Part I. The delivery of any such Bonds may be delayed or may not occur. Interest on these Bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any Bonds are actually delivered to the Fund after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such Bonds are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such Bonds during the interval between their purchase of Units and the actual delivery of such Bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the Prospectus which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth in Prospectus Part I. Unitholders will be "at risk" with respect to all Bonds in the portfolios including "when, as and if issued" and "delayed delivery" Bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such Bonds) from the date they commit for Units.

   Certain of the Bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Bonds in the Fund. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

                  Insurance on the Bonds in the Insured Trusts

   Insurance has been obtained by each Insured Trust, by the issuer of Bonds in an Insured Trust, by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See Settlement of Bonds in "The Trusts--Objectives and Bond Selection" in Prospectus Part II. The Portfolio Insurers and the Preinsured Bond Insurers are described under "Portfolio" and "Notes to Portfolio" in Prospectus Part I. The Portfolio Insurers are either AMBAC Assurance Corporation or Financial Guaranty Insurance Company. An insurance policy obtained by an Insured Trust, if any, is non-cancellable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the Bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of Bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such Bonds or the Sponsor and any such policy or policies are non-cancellable and will continue in force so long as the Bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the Bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a Bond defaults in the payment of principal or interest on such Bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such Bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such Bond plus accrued interest to the date of such payment and thereby retire the Bond from the affected Trust prior to such Bond's stated maturity date. The insurance does not guarantee the market value of the Bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to Bonds owned by and held in such Trust. In the event of a sale of any such Bond by the Trustee, such insurance terminates as to such Bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a Bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Accordingly, any Bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of Bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond eligible for Permanent Insurance would be determined based upon the insurability of each Bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each Bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each Bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the Bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the Bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of Bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted Bonds or Bonds in significant risk of default such Trust would not need to hold such Securities until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Fund Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the Bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted Bonds and Bonds which have a significant risk of default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the Bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

    Capital Markets Assurance Corporation ("CapMAC") is a New York-domiciled monoline stock insurance company which engages only in the business of financial guaranty and surety insurance. CapMAC is licensed in all 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guarantee reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

    CapMAC's claims-paying ability is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's, "AAA" by Duff & Phelps Credit Rating Co. ("Duff & Phelps") and "AAA" by Nippon Investors Service, Inc. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

    Pursuant to a merger of a subsidiary of MBIA Inc. with and into CapMAC Holdings Inc., CapMAC became an indirect wholly-owned subsidiary of MBIA Inc. on February 17, 1998. MBIA Inc., through its wholly-owned subsidiary, MBIA Insurance Corporation, is a financial guaranty insurer of municipal bonds and structured finance transactions. MBIA Insurance Corporation has a claims paying rating of triple-A from Moody's Investor Service, Inc., Standard & Poor's Ratings Services and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.). Pursuant to a reinsurance agreement, it is anticipated that CapMAC will cede all of its net insured risks, as well as its unearned premiums and contingency reserves, to MBIA Insurance Corporation and that MBIA Insurance Corporation will reinsure CapMAC's net outstanding exposure. Neither MBIA Inc. nor any of its stockholders is obligated to pay any claims under any policy issued by CapMAC or any debts of CapMAC or to make additional capital contributions to CapMAC.

    CapMAC is regulated by the Superintendent of Insurance of the State of New York. In addition, CapMAC is subject to regulation by the insurance laws and regulations of the other jurisdictions in which it is licensed. Such insurance laws regulate, among other things, the amount of net exposure per risk that CapMAC may retain, capital transfers, dividends, investment of assets, changes in control, transactions with affiliates and consolidations and acquisitions. CapMAC is subject to periodic regulatory examinations by the same regulatory authorities.

    CapMAC's obligations under the Policy(s) may be reinsured. Such reinsurance does not relieve CapMAC of any of its obligations under the Policy(s). THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW. As of December 31, 1995 and 1996, CapMAC had qualified statutory capital (which consists of policyholders' surplus, statutory capital, and contingency reserves) of approximately $260 million and $240 million, respectively, and had not incurred any debt obligations. As of September 30, 1997, CapMAC had qualified statutory capital of $278.6 million and had not incurred any debt obligations. Article 69 of the New York State Insurance Law requires CapMAC to establish and maintain the contingency reserve, which is available to cover claims under policies issued by CapMAC.

    Copies of CapMAC's financial statements prepared in accordance with statutory accounting standards, which differ from generally accepted accounting principles, are filed with the Insurance Department of the State of New York and are available upon request. CapMAC is located at 885 Third Avenue, New York, New York 10022, and its telephone is (212) 755-1155.

    Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to AMBAC Assurance Corporation ("AMBAC Assurance"). AMBAC Assurance is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,967,246,831 (unaudited) and statutory capital of approximately $1,715,481,691 (unaudited) as of March 31, 1998. Statutory capital consists of AMBAC Assurance's policyholders' surplus and statutory contingency reserve. AMBAC Assurance is a wholly owned subsidiary of AMBAC Financial Group, Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a triple-A claims-paying ability rating to AMBAC Assurance.

    Copies of its financial statements prepared in accordance with statutory accounting standards are available from AMBAC Assurance. The address of AMBAC Assurance's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York, 10004 and (212) 668-0340.

    AMBAC Assurance has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bond insurance programs of AMBAC Assurance has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.

    MBIA Insurance Corporation ("MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

    Effective February 17, 1998, MBIA, Inc. acquired all of the outstanding stock of CapMAC, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CapMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves to MBIA. MBIA, Inc. is not obligated to pay debts of or claims against CapMAC.

    As of December 31, 1997, the insurer had admitted assets of $5.3 billion (audited), total liabilities of $3.5 billion (audited), and total capital and surplus of $1.8 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1998, MBIA had admitted assets of $5.4 billion (unaudited), total liabilities of $3.6 billion (unaudited), and total capital and surplus of $1.8 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504.

    Effective December 31, 1989, MBIA, Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

    Moody's Investors Service, Inc. rates all bond issues insured by MBIA "Aaa" and short-term loans "MIG-1," both designated to be of the highest quality. Standard & Poor's rates all new issues insured by MBIA "AAA" Prime Grade. Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), all rate the claims paying ability of MBIA as "Triple A." The Moody's Investors Service, Inc. rating of MBIA should be evaluated independently of the Standard & Poor's rating of MBIA. No application has been made to any other rating agency in order to obtain additional ratings on the Obligations. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

    The above ratings are not recommendations to buy, sell or hold the Obligations and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Obligations.

    Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of December 31, 1997, the total capital and surplus of Financial Guaranty was $1,255,590,411. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

    In addition, Financial Guaranty is currently licensed to write insurance in all 50 states and the District of Columbia.

    Financial Security Assurance Inc. ("Financial Security" or "FSA") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

    Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

    Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprises Holdings, Inc., U S WEST Capital Corporation and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder of Financial Security is obligated to pay any debt of Financial Security or its subsidiaries or any claim under any insurance policy issued by Financial Security or its subsidiaries or to make any additional contribution to the capital of Financial Security or its subsidiaries. As of March 31, 1998, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $808,603,000 (unaudited) and $503,683,000 (unaudited), and the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $923,047,000 (unaudited) and $428,158,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York, 10022, Attention: Communications Department.
Its telephone number is (212) 826-0100.

    Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or any of its domestic operating insurance company subsidiaries (including FSA Maryland) are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security and FSA Maryland reinsure a portion of their liabilities under certain of their financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the obligations of Financial Security or FSA Maryland under any financial guaranty insurance policy.

    The claims-paying ability of Financial Security and FSA Maryland is rated "Aaa" by Moody's Investors Service, Inc., and "AAA" by Standard & Poor's Ratings Services, Nippon Investors Service Inc. and Standard & Poor's (Australia) Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

    Capital Guaranty Insurance Company was involved in a merger in 1995. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly owned subsidiary of Financial Security Assurance Inc. For further description, see "Financial Security Assurance Inc." herein.

    The address of FSA Maryland and its telephone number are Steuart Tower, One Market Plaza, San Francisco, CA 94105-1413 and (415) 995-8000. In order to be in an Insured Trust, Bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of Bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the Bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the Bonds in the portfolios of the Insured Trusts in the Fund are insured either by the respective Trust or by the issuer of the Bonds, by a prior owner of such Bonds or by the Sponsor prior to the deposit of such Bonds in a Trust.

   Because the Bonds are insured by one of the Portfolio Insurers or one of the Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "AAA" investment rating. Such rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings". The obtaining of this rating by an Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of such Trust or of the Units.

   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the Bonds in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such Bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a Bond, AMBAC Indemnity shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such Bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor, in connection with the Quality Trusts, may direct the Trustee to dispose of Bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall quality of the Bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell Bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such Bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Fund of any securities other than the Bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any Bonds occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

                               Trustee Information

   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by the Fund to, every Unitholder of the Fund. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Bonds held in the Fund.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Fund Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of Bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last Bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT Discount, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity and IM-IT Short Intermediate Trusts. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any Bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of Bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of Bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust is applicable only while Bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such Bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a Bond or Bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.

                             Description of Ratings

   Standard & Poor's, A Division of the McGraw-Hill Companies. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:
       I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

       II.Nature of and provisions of the obligation.

       III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

    Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Con--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                              Alabama Risk Factors

   Alabama Economy. Alabama's economy has experienced a major trend toward industrialization over the past two decades. By 1990, manufacturing accounted for 26.7% of Alabama's Real Gross State Product (the total value of goods and services produced in Alabama). During the 1960s and 1970s, the State's industrial base became more diversified and balanced, moving away from primary metals into pulp and paper, lumber, furniture, electrical machinery, transportation equipment, textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets.

   Among several leading manufacturing industries have been pulp and papers and chemicals. In recent years, Alabama has ranked as the fifth largest producer of timber in the nation. The State's growing chemical industry has been the natural complement of production of wood pulp and paper. Mining, oil and gas production and service industries are also important to Alabama's economy. Coal mining is by far the most important mining activity.

   From 1996-97, total farm and forestry receipts were over $4.2 billion. Cash receipts from farm commodities totaled $3.18 billion in 1996, an increase from $2.87 billion in 1995. The top five commodities for cash receipts were (1) poultry, (2) cattle and calves, (3) cotton, (4) nursery, sod, and greenhouse products, and (5) peanuts. Combined, they accounted for approximately 85% of the total receipts. Poultry made up almost 60% of the total cash receipts.

   Principal crops in Alabama during 1996-97 were cotton, corn, soybeans, peanuts, and wheat. Alabama ranked third in broiler production, third in peanuts, and 9th in cotton production.

   Employment. Preliminary data show total nonagricultural employment as of March 1998 was 1.877 million (not seasonally adjusted). This is an increase of 22,900 from March 1997. The preliminary unemployment rate (seasonally adjusted) as of March 1998 was 4.2%, lower than its 5.1% rate in March 1997. The national unemployment rate (seasonally adjusted) was 4.7% and 5.2% in March of 1998 and March 1997, respectively.

   From 1993 to 1996, Alabama created approximately 150,000 nonagricultural jobs. This translates to 37,460 net new jobs a year, for an average annual growth rate of 2.1%. By comparison, employment at the national level for the same period increased by 1.5% annually. Beginning in 1996, however, Alabama's employment growth dropped well below the average for the period. That slower growth continued in 1997 when the state's employment increased by only 1.1%, adding 20,700 new jobs, while employment in the U.S. rose over 2.0%. There are two primary reasons for 1997's slow job creation.

   First, job losses offset job gains. That is, more than 13,000 apparel jobs lost during 1995-1997 offset the jobs gained in other sectors. In 1997 alone, durable goods industries in Alabama created over 1,300 new jobs, but nondurable goods industries, primarily apparel, lost about 3,300 jobs. Apparel jobs in Alabama continue to be at risk. The recent events that weakened some Asian currencies argue that clothing can be constructed more economically overseas then in Alabama.

   Second, the state's already low unemployment rate and slow growth in its civilian labor force make it difficult for firms to find people with the skills needed to fill jobs. Alabama has a low natural population growth rate and low immigration rate. The labor shortages are not going away soon. Alabama's average unemployment rate in 1997 was 5.1% compared to the national average of 4.9% (both seasonally adjusted).

   Given the above constraints, Alabama is expected to add about 17,100 net new nonagricultural jobs in 1998. These jobs will occur primarily in the services, trade, and construction sectors. While durable goods-producing industries should add about 800 net new jobs, nondurable goods industries are expected to lose about 3,100 jobs, resulting in a net decline in manufacturing employment.

   Alabama's service sector should add about 8,400 new jobs in 1998, primarily in business and health services. The Boeing plant in Morgan County, together with other industrial and commercial construction projects in the state's metropolitan areas, will create about 4,000 new jobs in 1998. Employment in wholesale and retail trade will increase by 5,700 in 1998, slightly below the 6,550 new jobs added in 1997.

   Income growth in Alabama has not kept pace with that of the United States, with Alabama raking low among all states on income growth. After increasing about 5.2% in 1997, total personal income in Alabama is estimated to increase by 4.7% in 1998. Taking inflation into account, the real rate of growth will be just 1.9%.

   Transportation. Alabama contains one of the largest networks of inland river systems in the nation. Across the northern section of the State, through the heartland and down to the Gulf of Mexico flow the waters of four major rivers offering barge transportation to industries and businesses that depend on the movement of large, heavy or bulky cargoes.

   The Port of Mobile is one of the nation's busiest ports in tons of cargo handled. During the fiscal year ending September 30, 1991, the Port of Mobile handled approximately 35,031,521 tons of cargo. It has been the largest port of entry in the United States for bauxite, a basic ingredient in aluminum. Other important imports handled at the Port of Mobile are manganese, iron ore, chrome ore, newsprint, wire and nails. In addition to coal, the State's most important export, the other significant exports passing through the Port of Mobile are soybeans, corn, flour, wheat, rice, lumber, scrap iron, paper and paper products, creosoted timbers, dry milk, iron, steel and iron and steel products.

   Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

   Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations. Such difficulties could adversely affect the market value of the bonds held by an Alabama Trust and thereby adversely affect Unitholders.

   Most income and sales tax revenues in Alabama are "earmarked" for the Education Trust Fund. The Education Trust Fund in fiscal year 1996-97 increased by 5.4% and net receipts totaled $3,527.0 million. Expenditures and encumbrances in the Education Trust Fund were $3,550.7 million. The balance in the Education Trust Fund at the end of fiscal year 1996-97 was $898,229.

   Estimated net receipts in the Education Trust Fund for fiscal years 1997-98 and 1998-99 are $3,683 million and $3,840 million, respectively. Estimated expenditures and encumbrances are $3,683.9 million for fiscal year 1997-98 and $3,840 million for fiscal year 1998-99. Projections for fiscal year 1997-98 and 1998-99 show a zero ending balance in the Education Trust Fund.

   The State's General Fund grew 1.8% for fiscal year 1996-97 with General Fund receipts at $913.39 million. Expenditures and encumbrances in the General Fund were $924.51 million. The balance in the General Fund at the end of fiscal year 1996-97 was $22.28 million.

   Estimated receipts in the General Fund for fiscal years 1997-98 and 1998-99 are $952.5 million and $961.95 million, respectively, with expenditures and encumbrances estimated at $974.63 million and $962.1 million, respectively. The balance at the end of fiscal year 1997-98 is projected at $152,176 and for fiscal year 1998-99, there is a $0 ending balance.

   Total annual payments for the state's general obligation bonds for the period 1997-2010 are $531,253,717.50. Total annual payments for revenue obligation bonds for the period 1997-2026 are $1,233,361,150.30. Total bonded indebtedness during 1997-2026 amounts to $1,764,614,867.80.

                              Arizona Risk Factors

   General Economic Conditions. Progressing from its traditional reliance on a cyclical construction industry, Arizona's economic base is maturing and diversifying. One of the nation's leaders in employment growth, Arizona has been among the top five employment growth states for more than four years, and it should remain there through 1998. After climbing by 6.2% in 1994, during which the state's economy produced the second-highest number of jobs of any year in Arizona history, job creation in Arizona is leveling off with employment growth of 5.6% in 1996-97, although this compares favorably with the national figure of 2.0%. Arizona's wage and salary employment grew 5.6% in 1996, 4.5% in 1997 and is forecast to increase by 3.5% to 4.5% in 1998, and 3.5% in 1999. The unemployment rate, around 4.5% for 1997, should remain low before increasing in late 1998 and 1999.

    Arizona ranked third in the nation in personal income growth during 1991-96. Personal income, after growing 7.2% in 1997, is estimated at 6.7% in 1998 and 6.5% in 1999.

   Overall, Arizona's forecast is for continued but moderate rates of growth in employment and personal income. Employment growth will continue to be stronger in the Phoenix area than in the balance of the state. Housing has probably peaked and is likely to decline after seven extremely strong years.
Retail sales should also continue to slow.

   Population, because of continued employment growth, will record above-average growth rates. After population growth of 3.2% in 1996 and 3% in 1997, the forecast calls for 2.8% in 1998 and 2.5% in 1999. That translates into almost 130,000 more people in the state in 1998 and 117,000 in 1999.

   Budgetary Process. The Budget Reform Act of 1997 made significant changes to the State's planning and budgeting systems. Beginning with the Fiscal biennium 2000-01, all State agencies, including capital improvement budgeting, will be moved to a biennial budgeting system. From Fiscal Year 2000 to 2006, all State agencies will move to a budget format that reflects the program structure in the "Master List of State Government Programs."

   The Budget Reform Act of 1993 established the current budgeting system of one- and two-year budget reviews. Agencies selected for annual review and appropriation are designated as Major Budget Units (MBUs). The 18 MBUs account for over 90% of the total General Fund expenditures. Agencies selected for biennial review and appropriation are designated as Other Budget Units (OBUs). In 1997, combined MBU and OBU in the General Fund totaled $4.68 billion, and is estimated at $5.1 billion in 1998.

   Revenues and Expenditures. The General Fund closed fiscal year 1997 with a $515.9 million ending balance, setting a new record for the state, and the Executive plan for fiscal year 1998 anticipates a $497.1 million balance. Overall, fiscal year 1997 revenues totaled $5,028.2 million. Corporate income tax revenue jumped by 34%, from $448 million in fiscal year 1996 to $600 million in fiscal year 1997. Individual income tax revenues grew by 12% from fiscal year 1996 to fiscal year 1997. Expenditures for fiscal year 1997 totaled $4,826.5 million. Revertments totaled $80.17 million in fiscal year 1997.

   The current Executive forecast for fiscal year 1998 revenue is $5.289 billion. The major revenue source, transaction privilege taxes, is forecast to produce $2.3 billion for fiscal year 1998. All three major revenue categories - individual income taxes, corporate income taxes and transaction privilege taxes
- showed gains on a year-over-year basis. The most significant impact on fiscal year 1998 revenues will be the various tax cutting measures enacted over the past several years, which has decreased revenues by some 3.2%. Overall, the Executive estimates a 3.7% or $196.9 million increase in base revenues of the current Fiscal year 1998 estimate. This compares to the 4.5%, or $227.5 million increase in base revenues between fiscal year 1997 and fiscal year 1998.

   The Executive fiscal plan for Fiscal Year 1998 is based on revenue estimates, yet still provides for Executive-initiated program changes and school finance of $127.7 million; a $210 million tax reduction and a $96.0 million capital program. The Executive projects a fiscal year 1998 ending balance of $497.1 million.

   For Fiscal year 1999, the Executive is recommending a base operating budget of $5.4 billion, an increase of approximately $260.6 million. The majority of recommended expenditures for fiscal year 1999 are in education. A projected ending balance of $19.9 million is expected for Fiscal Year 1999. This amount would ordinarily be considered "thin" at only 0.4% of expenditures. However, given the prudent revenue forecast and the available reserves of $393 million in the Budget Stabilization Fund, $95 million in the Medical Services Stabilization Fund, and $42.4 million in the Temporary Assistance Stabilization Fund, the $19.9 million amount seems appropriate.

   Litigation. In response to the court's ruling in Roosevelt v. Bishop in 1994, the Executive recommended $30 million for the first-year implementation of a capital assistance program for Arizona's schools. The program is designed to help school districts that lack bonding capacity due to low value or rapid growth. Income is provided for in a Capital Equity Fund which contains monies appropriated by the Legislature and $30 million annually from the Common School Land Fund (Permanent State School Fund). The Permanent State School Fund consists of revenues from the proceeds of the sale of natural resources or property from lands that have been granted by the United States to the State of Arizona for the support of common schools. In future years, the Capital Equity Fund may contain monies remitted by school districts for the repayment of loans. Funds are used to assist school districts with capital needs. For fiscal year 1999, the Governor recommends $40.5 million be appropriated from the Permanent State School Fund, which includes the $30 million appropriated to the Capital Equity Fund.

   Debt Administration and Limitation. The State is not permitted to issue general obligation debt. The particular source of payment and security for each of the Arizona Obligations is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona Obligations issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

   Although most of the Bonds in an Arizona Trust are revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Bonds or the ability of the respective obligors to pay principal of and interest on the Bonds when due.

                              Arkansas Risk Factors

   Information regarding the financial condition of the State is included for the purpose of providing information about general economic conditions that may affect issuers of the Bonds in Arkansas.

   Economic Outlook. During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a significant component of Arkansas' economy, but total income from this sector continues to decrease. Over 40% of the land in Arkansas is devoted to agriculture, and the State ranks first in the nation in rice and commercial broiler production and fourth in cotton production. During 1997, total earnings from agriculture dropped by $343 million.

   The State is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals and electronics. In fact, Arkansas now has a higher percentage of workers involved in manufacturing than the national average. In addition, the services sector in the State's economy is growing more rapidly than any other area. The diversification of economic interests has lessened the State's cyclical sensitivity to impact by any single sector.

   In terms of total earnings, the services sector in Arkansas experienced the most growth during 1997, with an increase of $529 million in earnings. Manufacturing, however, continues to be a leading component of the State's economy and experienced $246 million in earnings growth during 1997. Manufacturing, divided almost equally between durable and non-durable goods, contributes over 25% of the total wage and salary component of personal income. Non-manufacturing and non-agricultural goods provide a balanced proportion of the overall economy and tend to insulate any adverse economic conditions which affect manufacturing.

   In terms of total employment, the services sector still remains the largest portion of the Arkansas economy, with over 261,000 jobs in 1998. This sector grew approximately 4.0% during the twelve-month period ending March 1998. The manufacturing sector grew by 1.2% or 3,000 new jobs to over 255,000 during the same period. In the Southwest region as a whole (Arkansas, Louisiana, New Mexico, Oklahoma and Texas, as grouped by the Bureau of Labor Statistics), services and manufacturing grew by an average of 1.8% and 5.0%, respectively. Arkansas' transportation and public utilities sector and wholesale trade sector also experienced strong gains, increasing 4.6% and 4.1%, respectively.

   During the twelve-month period ending in March 1998, total employment in the State increased by 42,161 new jobs or 3.8% to 1.178 million. During the same period, total employment averaged a 3.1% gain for the Southwest region. Arkansas' gain in total employment during this period in 1998 is in contrast to the 36,101 jobs lost during the twelve-month period ending March 1997. The State has estimated that employment would grow by about 23,500 during 1998. During 1998 and 1999, total employment is expected to grow by 1.9% and 1.5%, respectively, while manufacturing employment is projected to increase by only 0.2% and 0.5%, respectively.

   According to the United States Bureau of Labor Statistics, the average unemployment rate in Arkansas for 1997 was 5.3%, down from the 5.4% average in 1996. National unemployment averaged 5.4% and 5.0% in 1996 and 1997, respectively. During January and February 1998, the unemployment rate remained at 5.3%, but rose to 5.7% in March. The national and Southwest region both averaged 4.7% for the first three months of 1998.

   Per capita personal income in Arkansas grew to $19,585 during 1997, up from $18,967 the previous year. This increase marks a 3.3% gain, which is smaller than the growth of the three previous years: 4.2% in 1994, 5.7% in 1995 and 4.5% in 1996. In the nation as a whole, per capita personal income rose more rapidly (by 4.8%) during 1997, widening the gap between the national and Arkansas average. Arkansas dropped from 47th to 48th among all the states in terms of per capita personal income during 1997. The State's average is currently 77% of the national figure ($25,598).

   According to the U.S. Census Bureau, the population of Arkansas in 1990 was 2,350,624, of which 53.5% was urban and 46.5% was rural. Estimates for 1997 indicate that the population has grown to 2,522,815, a gain of 7.3%. Among the five states in the Southwest region, Arkansas' population gain this decade ranks in the middle, below Texas (14.4%) and New Mexico (14.2%) and above Oklahoma (5.5%) and Louisiana (3.1%). During 1997, Arkansas' population grew by 16,526 residents, a gain of 0.7% over 1996.

   Revenues and Expenditures. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by State agencies and prohibits deficit spending. This Act requires that, before any State spending can take place, the General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The State is prohibited from borrowing money to put into any State fund from which appropriations can be paid.

   Arkansas' general revenue forecasts for the current biennium are based upon independently produced estimates of economic conditions in the State and the nation for the next two and a half years. The current biennial forecast is based on the U.S. Economic Outlook (March 1997) of DRI/McGraw-Hill, Inc. and the State economic forecast presented by the Arkansas Institute for Economic Advancement (April 23, 1997).

   The State's gross receipts reached $3.290 billion in Fiscal Year 1997, an increase of $138.0 million or 4.4% over Fiscal Year 1996. Net available general revenues totaled $2.685 million, up 6.0% or $152.1 million over Fiscal 1996. The Fiscal 1997 Allotment Reserve totaled $46.3 million.

   Of the $2.685 billion distributed from Arkansas' General Revenue Fund in Fiscal Year 1997, $1.717 billion or 64.0% went toward education (Public School Fund, General Education Fund and Institutes of Higher Education). Human services received $505 million (18.8%), while the State General Government Fund received $249 million (9.2%).

   The current official general revenue forecast for Fiscal Year 1998 estimates gross general revenues reaching $3.426 billion, an increase of $135.4 million or 4.1% above Fiscal Year 1997 receipts. Net available general revenues of $2.847 billion are projected for Fiscal 1998, an increase of $161.9 million or 6.0% over the previous year. The revenue impact of tax legislation passed by the 81st General Assembly amounted to a decrease of $17.2 million from the original projection.

   Fiscal Year 1999 gross general revenues are estimated to produce $3.568 billion in receipts, an increase of $141.8 million or 4.1% over Fiscal 1998. Net available general revenues will total $2.900 billion, up by $52.5 million or 1.8%. This figure includes the revenue impact of tax legislation by the 81st General Assembly amounting to decrease of $112.3 million.

   Debt Management. The Constitution of Arkansas specifically prohibits the creation of any State general obligation debt unless authorized in a Statewide general election. Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

   Act 496 of 1981, as amended, the Arkansas Water Resources Development Act of 1981 ("Act 496"), authorizes the issuance of State Water Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the State at the general election on November 2, 1982. The total principal amount of bonds issued during any fiscal biennium may not exceed $15,000,000, and the total principal of all bonds issued under Act 496 may not exceed $100,000,000. All bonds to be issued under Act 496 shall be direct general obligations of the State, the principal and interest of which are payable from the general revenues of the State.

   Act 686 of 1987, the Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987 ("Act 686"), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the State at the general election on November 8, 1988. The total principal amount of bonds issued during any fiscal biennium may not exceed $50,000,000, and the total principal of all bonds issued under Act 686 may not exceed $250,000,000. All bonds to be issued under Act 686 shall be direct general obligations of the State, the principal and interest of which are payable from the general revenues of the State.

   Act 683 of 1989, the Arkansas College Savings Bond Act of 1989 ("Act 683"), authorizes the issuance of Arkansas College Savings General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Development Finance Authority. The issuance of bonds pursuant to Act 683 was approved by the electors of the State at the general election on November 6, 1990. The total principal amount of bonds issued during any fiscal biennium may not exceed $100,000,000, and the total principal of all bonds issued under Act 683 may not exceed $300,000,000. All bonds to be issued under Act 683 shall be direct general obligations of the State, the principal and interest of which are payable from the general revenues of the State.

   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

   Bond Ratings. State of Arkansas general obligation bonds hold the following ratings: Standard & Poor's Ratings Services, AA; and Moody's Investors Service, Inc., Aa3 (refined from Aa on April 14, 1997).

                             California Risk Factors

   Economic Factors. Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

   There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of a Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

   Since the recession in California in the early 1990's, California has made a significant recovery. Deep cuts in the nation's defense budget were the main reason that California's downturn was so severe. By 1996, nearly 60% of California's more than 385,000 aerospace jobs had been eliminated. In addition, California suffered more than two-thirds of all of the nation's job losses resulting from military base closures. Federal Department of Defense civilian employment in California is down more than 60,000 from the late 1980s peak and is still falling.

   Yet, in 1997, California's economy outperformed the national economy due to strong growth in high-technology manufacturing and services. Employment growth was 3.1% in 1997, adding approximately 400,000 new jobs. Since 1995, California's rate of job growth has been roughly one and one-half times the national average rate of increase. Among industries, business services is the leading job producer adding close to 70,000 jobs in 1997. One-third of that increase was concentrated in computer software. Construction was California's second leading source of new jobs in 1997, adding nearly 50,000 jobs, driven by a 28% increase in nonresidential building activity. California's large labor force, at 15,873,000 in 1997, had an unemployment rate of 6.3% in 1997. In comparison, the 1997 unemployment rate for the United States was 4.9%.

   Personal income grew by 7.2% in 1997. Personal income exceeded the national rate of increase by a considerable margin. Wage and salary increased by 7.7%; proprietors' growth was 7.9%; and an increase in property income (dividends, interest, and rent) was over 9.3%. In contrast, transfer payments (including unemployment insurance, welfare, Social Security, and Medicare) were up only 2% in 1997, the smallest gain in more than 60 years.

   California is the nation's leading export state, with shipments of California-made goods to other countries exceeding $100 billion in 1996. California exports 15 to 16% of its trillion dollar domestic product to other countries, compared to less than 11% for the U.S. as a whole. Events in Asia could have implications for California. Over half of California-made goods exports are sold to Asia, and the state has already seen declines in cargoes destined for Japan, South Korea, Singapore and Malaysia. At the same time, strong growth continues in exports to Taiwan, Hong Kong, and Mexico. Overall, exports of California-made goods slowed to 2% growth in the first half of 1997, from over 8% the year before. Strong export growth was a major element during the initial stages of the state's recovery in 1994 and 1995. The upturn has broadened sufficiently over the last two years, to the point that California is now posting solid gains in employment and income despite the slowing of exports.

    For 1998, California's economy should continue to see robust growth. Nonfarm employment is expected to increase 2.8% or 365,000 jobs. Unemployment is expected to drop to 5.6% in 1998. Personal income is projected to drop slightly to a 6.3% increase in 1998. During 1997, several tax reform and business measures were enacted.

    California's Workers' Compensation system which previously had some of the highest premiums and lowest benefits in the nation, was reformed with a 40% premium reduction, saving employers more than $4 billion per year. The Bank and Corporation tax was cut by 5% to 8.84%, thus lowering the cost of doing business in California by $300 million per year. The tax rate on Subchapter "S" corporations was reduced from 2.5% to 1.5%, and the requirements for qualification for Subchapter "S" status were conformed to recent federal law changes. Personal income taxes were reduced by $1.1 billion in 1997 and when the tax package is fully implemented in 1999-2000, the personal income tax cut will total $800 million.

    Constitutional Limitations on Taxes and Appropriations Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

   Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

   Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

   Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

   Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

   The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

   "Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

   Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

   Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had $14.9 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding, and $6.4 billion authorized and unissued, as of December 31, 1997. Outstanding lease revenue bonds totaled $7.2 billion as of December 31, 1997, and are estimated to total $7.5 billion as of June 30, 1998.

   From July 1, 1996 to July 1, 1997,the State issued approximately $1.03 billion in non-self liquidating general obligation bonds and $1.26 billion in revenue bonds. Refunding bonds, which are used to refinance existing long-term debt, accounted for none of the general obligation bonds and $841.38 million of the revenue bonds.

    General Fund general obligation debt service expenditures for fiscal year 1996-97 were $1.92 billion, and are estimated at $1.89 billion for fiscal year 1997-98.

   Recent Financial Results. California maintains a Special Fund for Economic Uncertainties (the "Economic Uncertainties Fund"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund. As of November 30, 1997, the General Fund had outstanding internal loans from Special Funds of $2.8 billion (in addition, there are $3 billion of external loans represented by the 1997 Revenue Anticipation Notes, which mature on June 30, 1998). The revised projected 1997-98 fiscal year balance in the General Fund Reserve for Economic Uncertainties is $329 million. Special Fund revenues are estimated at $14.2 billion for the 1997-98 fiscal year and appropriated Special Fund expenditures at $14.4 billion.

   The Budget. California's solid economic performance during 1997 led to healthy revenue growth. General Fund collections grew by over 6% in fiscal year 1996-97 to reach $49.2 billion, an increase of $2.9 billion from the prior year. Revenue for the 1997-98 and 1998-99 fiscal years is expected to reach $52.9 billion and $55.4 billion, respectively. This represents annual growth of $3.7 billion (7.5%) for 1997-98 and $2.5 billion (4.7%) for 1998-99.

   Overall, General Fund revenues and transfers represent nearly 80% of total revenues. The remaining 20% are special funds dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 75% of total revenues with personal income comprising 50% of the total. The personal income tax in fiscal year 1997 was $23,273 million and is expected to increase 11.6% for 1997-98 and 6.4% for 1998-99. The enactment of the Federal Taxpayer Relief Act of 1997 is expected to result in changes in taxpayer behavior that will generate additional state revenue (from increased capital gains realizations), adding $480 million to personal income tax receipts in 1997-98 and $560 million in 1998-99.

   Expenditures for the 1996-97 fiscal year were $49.1 billion, an 8% increase. Expenditures for the 1997-98 fiscal year are estimated at $53.0 billion. As of June 30, 1997, the General Fund balance was $906 million. The estimate for June 30, 1998 is $773.8 million.

   Proposed 1998-99 Budget. The Governor's proposed budget for fiscal year 1998-99 is designed to further economic growth, educational reform, public safety, and maintain government and environmental quality. K-12 education remains the State's top funding priority. The Budget includes $350 million to lengthen the school year to 180 days. The Budget fully funds the fourth and final year of the Governor's "Compact with Higher Education" and calls for the development of a new compact with UC and CSU. The Budget provides $50 million in General Fund and $200 million in a proposed bond to capitalize the Infrastructure and Development Bank, while will help businesses locate and expand in California. The Budget also proposes a $7 billion investment plan to maintain and build the State's school system, water supply, prisons, natural resources, and other important infrastructure.

   Bond Rating. The State's general obligation bonds have received ratings of "A1" by Moody's Investors Service, "A+" by Standard & Poor's Ratings Group and "A+" by Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Cash Management Policies. Cash temporarily idle during each fiscal year is invested in the Pooled Money Investment Account (PMIA). The investment of PIMA is restricted by law to the following categories: U.S. Government securities, securities of federally sponsored agencies, domestic corporate bonds, bank notes, interest-bearing time deposits in California banks and savings and loan associations, prime commercial paper, repurchase and reverse repurchase agreements, security loans, bankers' acceptances, negotiable certificates of deposit, and loans to various bond funds. The average daily investment balance for the year ended June 30, 1997, amounted to $28.3 billion, with an average effective yield of 5.6%. For the year ended June 30, 1996, the average daily investment was $26.6 billion and the average effective yield was 5.71%. Total earnings of the PMIA for fiscal year 1996-97 amounted to $1.6 billion.

   Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. In January of 1997, California experienced major flooding in six different areas with current estimates of property damage to be approximately $1.6 to $2 billion. One lawsuit has been filed by 500 homeowners and more lawsuits are expected. Exposure from all of the anticipated cases arising from these floods could total approximately $2 billion.

   The primary government is a defendant in Ceridian Corporation v. Franchise Tax Board, a suit which challenges the validity of two sections of the California tax laws. The first relates to deduction from corporate taxes for dividends received fro insurance companies to the extent the insurance companies have California activities. The second relates to corporate deduction of dividends to the extent the earnings of the dividend paying corporation have already been included in the measure of their California tax. If both sections of the California Tax law are invalidated, and all dividends become deductible, then the General fund can become liable for approximately $200-$250 million annually.

                          Obligations of Other Issuers

   Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.

   State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues.

   To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be further reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. The Richmond Unified School District (Contra Costa County) entered bankruptcy proceedings in May 1991 but the proceedings were dismissed. Los Angeles County, the largest in the State, has reported severe fiscal problems, leading to a nominal $1.2 billion deficit in its $11 billion budget for the 1995-96 fiscal year. To balance the budget, the county imposed severe cuts in services, particularly for health care. The Legislature is considering actions to help alleviate the County's fiscal problems, but none were completed before August 15, 1995. As a result of its bankruptcy proceedings (discussed further below) Orange County also implemented stringent cuts in services and laid off workers.

   Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

   California Long-Term Lease Obligations. Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

   Several years ago, the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court has upheld the validity of the lease and the case has been settled. Any judgment in a future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

   Other Considerations. The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

   Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

   Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

   The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

   Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

   On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "County Pooled Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the County Pooled Fund had suffered significant market losses in its investments caused a liquidity crisis for the County Pooled Fund and the County. More than 180 other public entities, most but not all located in the County, were depositors in the County Pooled Fund. As of mid-January 1995, the County estimated that the County Pooled Fund had lost about $1.64 billion, or 23%, of its initial deposits of around $7.5 billion. The Pooled Fund has been almost completely restructured to reduce its exposure to changes in County interest rates. Many of the entities which kept moneys in the County Pooled Fund, including the County, faced cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. At that time, Moody's and Standard & Poor's suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Pooled Fund.

   The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

                              Colorado Risk Factors

   Restrictions on Appropriations and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal year 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

   The 1997 fiscal year ending General Fund balance was $375.1 million prior to legislative change HB 98-1414. The restated 1997 ending fund balance will be $514.1 million or $347.4 million over the combined Unappropriated Reserve and Emergency Reserve requirement. As required by the new law, the revised ending fund balance does not net out the state's first TABOR rebate. The new measure directs the state controller's office to show TABOR refunds in the year they are to be refunded, rather than the year they were incurred. Based on June 12, 1998 estimates, the 1998 fiscal year ending General Fund balance is expected to be $823.6 million, or $646.6 million over the required Unappropriated Reserve and Emergency Reserve.

   On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and which could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

   The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in state population in the prior calendar year. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes.

   Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

   According to the Colorado Economic Perspective, Fourth Quarter, FY 1997-98, June 12, 1998 (the "Economic Report"), inflation for 1996 was 3.5% and population grew at the rate of 2.0% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1998 fiscal year are limited to 5.5% over expenditures during the 1997 fiscal year. The 1997 fiscal year is the base year for calculating the limitation for the 1998 fiscal year. The limitation for the 1999 fiscal year is 5.3%, based on inflation of 3.3% and population growth of 2.0% during 1997. For the 1997 fiscal year, General Fund revenues totaled $4,639.9 million and program revenues (cash funds) totaled $2,007.7 million, resulting in total base revenues of $6,647.6 million. Expenditures for the 1998 fiscal year, therefore, cannot exceed $6,866.6 million. The 1998 fiscal year General Fund and program revenues (cash funds) are expected to total $7,395.4 million, or $528.8 million more than expenditures allowed under the spending limitation. This will be the second time the state has breached the limit since its implementation in 1992. The first breach was in 1997 and the excess revenue of $139.0 million was refunded to Colorado taxpayers during the 1998 tax filing season. A measure will be placed on the November 1998 ballot to deal with the excess revenue in fiscal year 1998. The measure proposes spending the excess revenue either $200 million per year or $1 billion for five years for highway construction and repair, K-12, safety needs, and higher education building. The Economic Report estimates that the limit will be breached by $494.1 million in fiscal year 1998-99.

   There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

   State Finances. As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had General Fund balances (before reserves) at June 30 of approximately $405.1 million in fiscal year 1994, $486.7 million in fiscal year 1995, $368.5 million in fiscal year 1996 and $514.1 million in fiscal year 1997. The fiscal year 1998 ending General Fund balance (before reserves) is projected at $823.6 million.

   Revenues for the fiscal year ending June 30, 1997, showed Colorado's general fund increasing after a slowdown in 1996. Revenues grew by $410.7 million to $4,679.4 million, a 9.6% increase from 1996. This figure was higher than the fiscal year 1996 pace of 6.8%. General Fund revenues exceeded expenditures by $145.0 million. The turnaround in fiscal year 1997 came as a result of surging corporate, use and individual income taxes, which rose 15.3%, 11.0% and 12.6%, respectively.

   For fiscal year 1997, the following tax categories generated the following respective revenue percentages of the State's $4,679.4 million total gross receipts: individual income taxes represented 55% of gross fiscal year 1997 receipts; sales, use and excise taxes represented 30.5% of gross fiscal year 1997 receipts; and corporate income taxes represented 5.1% of gross fiscal year 1997 receipts. The percentages of General Fund revenue generated by type of tax for fiscal year 1998 are not expected to be significantly different from fiscal year 1997 percentages.

   For fiscal year 1998, General Fund revenues are projected at $5,339.7 million. Revenue growth is expected to increase 14.1% over FY 1997 actual revenues. General fund expenditures are estimated at $4,733.7 million. The ending General Fund balance for fiscal year 1998, after reserve set-asides, is $646.6 million.

   State Debt. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

   State Economy. Based on data published by the Colorado Department of Labor and Employment, total wage and salary employment in 1997 was 1,977,000 (seasonally adjusted). This was an increase of 76,600 from 1996. Services and trade were the number one and two largest growing industries in Colorado in 1997, followed by the finance, insurance, and real estate sector. Construction was the fourth largest source of employment growth in 1997.

   The annual average unemployment rate in Colorado from 1994 to 1996 remained stable at 4.2%. In 1997, the unemployment rate in Colorado dropped to 3.3% while the nation's unemployment rate was 5.0%. Colorado's job growth rate increased 4.0% in 1997, an increase from the 3.6% growth rate in 1996. In comparison, the job growth rate for the United States in 1996 and 1997 was 2.0% and 2.3%, respectively. Total nonagricultural employment in Colorado is expected to increase 3.9% in 1998.

    Personal income rose 7.2% in Colorado during 1997 as compared with 5.8% for the nation as a whole. In 1998, Colorado's personal income is expected to increase 6.7%, outpacing the nation's 1998 estimated rate of 5.4%.

    The year 1998 will look much like 1997. There will be some slowing of population, housing starts and employment, but the outlook is still strong. Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

                            Connecticut Risk Factors

   The following information is only a summary of risk factors associated with Connecticut. It has been compiled from official government statements and other publicly available documents. Although the Sponsor has not independently verified the information, it has no reason to believe that it is not correct in all material respects.

   Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the "State"). The manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by non-electrical machinery, fabricated metal products and electrical machinery. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, however, manufacturing accounted for only 17.39% of total non-agricultural employment in Connecticut in 1996. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have had a substantial adverse impact on Connecticut's economy.

   The average annual unemployment rate in Connecticut increased from a low of 3.0% in 1988 to 7.6% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.8% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1987 to 1996, rising from $21,592 to $33,875. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

   At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the six fiscal years ended June 30, 1997, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000,
$80,500,000, $250,000,000 and $262,600,000, respectively. General Fund budgets for the biennium ending June 30, 1999, were adopted in 1997. General Fund expenditures and revenues are budgeted to be approximately $9,550,000,000 and $9,700,000,000 for the 1997-1998 and 1998-1999 fiscal years, respectively, an increase of more than 35% from the budgeted expenditures of approximately $7,008,000,000 for the 1991-1992 fiscal year.

   During 1991, the State issued a total of $965,710,000 Economic Recovery Notes. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ending June 30, 1997, payment of the notes scheduled to be paid during the 1995-1996 fiscal year was rescheduled to be made over the four fiscal years ending June 30, 1999. The outstanding notes were $157,055,000 as of December 1, 1997.

   The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of December 1, 1997, the State had authorized direct general obligation bond indebtedness totaling $11,460,239,000, of which $10,159,950,000 had been approved for issuance by the State Bond Commission and $9,181,272,000 had been issued. As of December 1, 1997, State direct general obligation indebtedness outstanding was $6,475,986,251.

   In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University is authorized to issue bonds totaling $962,000,000 to finance the improvements. The University's bonds will be secured by a State debt service commitment, the aggregate amount of which is limited to $382 million for the four fiscal years ending June 30, 1999, and $580 million for bonds issued in the six fiscal years ending June 30, 2005.

   In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of March 3, 1998, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,000,900,000.

   In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2002, is currently estimated to be $12.3 billion, to be met from federal, state, and local funds. The State expects to finance most of its $5.1 billion share of such cost by issuing $4.6 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

   As of December 1, 1997, the General Assembly had authorized $4,302,700,000 of such STO bonds, of which $3,894,700,000 of new money borrowings had been issued. It is anticipated that additional STO bonds will be authorized annually in amounts necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements are met. The State expects to continue to offer bonds for this program.

    The State's general obligation bonds are rated AA- by Standard & Poor's and Aa3 by Moody's. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA.

    The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ii) an action on behalf of all persons with traumatic brain injury, who have been placed in certain State hospitals, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services;
(iii) litigation involving claims by Indian tribes to a portion of the State's land area; and (iv) an action in the name of several public school students and the Connecticut municipalities in which the students reside, seeking a declaratory judgment that the State's current system of financing public education violates the Connecticut Constitution.

   As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The fiscal impact of this decision might be significant but is not determinable at this time.

   General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

   In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

   Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

                              Delaware Risk Factors

   Economic Outlook. The growth experienced in most sectors of Delaware's economy was considerably greater than in the other states of the mid-Atlantic region (Maryland, New Jersey, New York, Pennsylvania) and the nation since the 1980s. More than 50,000 jobs were created in the State since 1993, and Delaware is seeking innovative ways to create additional jobs and diversify its economy.

   Dominated by the chemical and automotive industries, manufacturing is the largest source of State income and third largest employer, closely following services and trade. Financial services, construction and tourism continue to be important factors in the State's economy. Agriculture also plays a vital part in Delaware's economy, with poultry accounting for over two-thirds of agricultural receipts in 1997. Soybeans, corn and dairy products are also primary farm products, and one-half of the State's land acreage is used for farming.

   The role of the finance, insurance and real estate and services sectors in Delaware's economy is increasing and the role of the manufacturing sector is decreasing as the State's employment base becomes more diversified. Yet employment in Delaware is still heavily concentrated in manufacturing, compared to regional averages. Employment in the manufacturing sector averaged 57,400 during 1997, with $126 million growth in total earnings over the previous year. Manufacturing represented 15% of total jobs for both the State and the U.S. However, 41% of these manufacturing jobs were in chemical companies, compared with 6% nationally.

   Delaware's two largest employment sectors, services and trade, provide a smaller percentage of employment than the national average. Services numbered 107,200 jobs in 1997, with $361 million growth over 1996; and the wholesale and retail trade sectors employed an average of 85,500, with $102 million in earnings growth during 1997. During 1997, there was an average of 47,000 jobs in the finance, insurance and real estate sector, with earnings growth totaling $248 million.

   The State's total employment during March 1998 is estimated at 379,564, compared with 360,611 during March 1997. Employment has improved steadily in Delaware since the 1990-92 recession, during which the State lost over 500 jobs. Since 1985, 83,200 net new jobs have been created, a 28% increase. During 1997, a total of 14,400 new nonfarm jobs were created, including every major sector of the economy.

   Delaware's labor force has kept pace with its growing job market by expanding faster than the national average. During the past ten years, the State's labor force has grown by 18%, compared to only 13.7% for the nation. During 1997, the State's labor force averaged 379,700. Delaware's labor force participation rate exceeds national levels, at 69.7% and 66.6%, respectively. Delaware's non-agricultural employment represents 98% of the State's workers.

    The State's unemployment rate for 1997 averaged 4.0%, down from 5.2% in 1996, while the United States averaged 5.4% in 1996 and 5.0% in 1997. During the first three months of 1998, Delaware has averaged 3.4% unemployment, significantly lower than the 4.7% average for nation.

   Delaware's per capita personal income reached $29,022 in 1997, up from $27,782 in 1996. This gain represents 4.5% growth, compared to the State's 5.9% gains in 1995 and 1996. The State's per capita personal income is currently 113.5% of the national average ($25,598), up from 113.2% in 1996. In 1997,
Delaware's growth rate slowed slightly as compared to the nation as a whole (4.8%), but the State retained its 5th place ranking among all the states in terms of per capita personal income. In terms of total personal income, however, Delaware ranked 44th in the nation, with a 5.6% gain during 1997. The national growth rate in total personal income during 1997 was 5.7%.

   The U.S. Census Bureau reports that Delaware's population was recorded at 666,168 during the 1990 Census. The population is estimated to have reached 731,581 during July 1997 and is estimated to grow to 739,337 during 1998. Between 1990 and 1997, Delawarepopulation has increased at a higher rate than the nation as a whole, with gains of 9.8% and 7.6%, respectively. Between July 1996 and July 1997, the State's population grew by 8,106 people, a 1.1% increase. Net in-migration accounted for approximately 38.2% of Delaware's growth in 1997, down from 51.1% in 1996. The State is the fifth least populated in the country. With an average population of 369 persons per square mile, however, only six states were more densely populated in 1997.

   Revenues and Expenditures. Delaware has actively sought to control expenditures and set funds aside for future economic downturns. The State has enacted a spending limit based upon actual receipts from previous fiscal years which automatically guarantees a continuing surplus. The State Constitution requires that a budgetary reserve fund be maintained, equal to 5% of estimated revenue for the next fiscal year. Access to this fund is possible only when there are unexpected revenue shortfalls or if there is a legislative reduction in tax rates. The cumulative cash balance in the combined Budget Reserve (or "Rainy Day Fund") and the Excess Reserve totaled $392.8 million at the end of Fiscal Year 1997, up from $379.3 million at the end of Fiscal 1996.

   Total revenues for all Governmental Fund Types and Expendable Trust Funds for Fiscal Year 1997 reached $3.408 billion, a $77 million gain over Fiscal Year 1996 revenues. The single largest revenue producers were taxes, the receipts of which totaled $1.839 billion in Fiscal 1997. This amount represents 54% of the State's total revenues and shows a 2.2% increase during Fiscal 1997, compared to the 2.7% gain during Fiscal 1996. The federal government gave Delaware $599.3 million (up 2.0%), while the State's earnings from licenses, fines, permits and fees grew by 12.8% to $583.9 million. General fund revenues are estimated to have totaled $1.742 billion in Fiscal 1997.

   Fiscal Year 1997 expenditures for all Governmental Fund Types and Expendable Trust Funds totaled $3.52 billion, 5.3% growth over Fiscal 1996. Budgetary General Fund expenditures totaled $1.65 billion, 7.1% growth over Fiscal 1996. Nearly one-third of all State spending was for public and higher education. Appropriations totaled $1.086 billion for education programs, an increase of 7.9% over Fiscal 1996. Health and Children's Services expenditures of $841.7 million, representing almost one-fourth of total expenditures, increased 2.3% over Fiscal 1996. General governmental expenditures, the third largest component at 15.4%, increased by 10.8% to $583 million, primarily due to renovation and construction costs of State offices, new schools and completion of prison construction.

   The fund balances and retained earnings of the primary government increased 15.3% in Fiscal 1997 to $5.055 billion. Of that amount, the GAAP General Fund balance increased nearly 16.2% to $672.0 million in Fiscal 1997. This significant increase was fueled by strong growth across all major revenue categories.

   The Governor's proposed Fiscal Year 1998 operating budget totals $1.780 billion, an increase of 4.99% over the Fiscal Year 1997 operating budget. Total recommended General Fund appropriations are $1.836 billion (including the $29.6 million General Fund allocation to the Bond and Capital Improvements Act), which represents 98% of projected net Fiscal Year 1998 revenues plus carryover funds. Total General Fund revenues are projected at $1.808 billion, a 3.9% gain over Fiscal 1997. Of this amount, the three largest revenue producers are personal income taxes, franchise taxes, and business and occupational gross receipt taxes, at 43.6%, 19.7% and 6.5%, respectively.

   The Governor's recommended Fiscal Year 1999 operating budget is $1.871 billion. Total recommended Fiscal 1999 General Fund appropriations are $2.066 billion, including $166.7 million in General Funds allocated to the Bond and Capital Improvements Act. The $2.066 billion total appropriations represent 97.8% of projected net Fiscal Year 1999 revenue plus carryover funds. Net revenue collections for Fiscal 1999 are projected to be $2.039 billion, a 4.4% increase over the Fiscal 1998 projection.

   Debt Management. Recognizing the critical importance of controlling its debt, Delaware initiated a series of policies designed to centralize debt issuance and foster fiscal responsibility, including the elimination of short-term borrowing, provisions to prevent delaying or backloading debt obligations and debt authorization and issuance limits. Effective July 1, 1991, new tax-supported debt authorizations are limited to 5% of estimated General Fund revenue.

   For Fiscal Year 1998, the Governor's Recommended Bond and Capital Improvements Act totals $292.8 million. Of this amount, $127.5 million is recommended for the Transportation Trust Fund, $131.3 million for non-transportation projects and $34.0 million for projects to be financed by the Twenty-First Century Fund. Of the $131.3 million, $90.4 million is General Obligation Bond Authorization, $29.6 million is General Fund Appropriation for pay-as-you-go projects, $4.2 million is recommended in reversion and reprogramming funds, and $5.9 million is recommended in deauthorization of general obligation bonds.

   For Fiscal Year 1999, the Governor's Recommended Bond and Capital Improvements Act totals $415.0 million. Of this amount, $156.3 million is recommended for State capital projects, $121.7 million for transportation projects, $104.0 million for the Infrastructure Investment Plan, and $33.0 million for the Twenty-First Century Fund. Of the $156.3 million recommended for State capital projects, $99.3 million is General Obligation Bond Authorization, $55.7 million is General Fund appropriations for pay-as-you-go projects, and $1.3 million is recommended for other funds.

    Bond Ratings. State of Delaware general obligations bonds are rated as follows: Standard & Poor's Ratings Services, AA+; and Moody's Investors Service, Inc., Aa1.

                              Florida Risk Factors

   Population. Historically, population growth has been a crucial driving force for Florida's economy. It has accounted for the state's tendency to outperform the U.S. economy in terms of job creation and total income growth. Between 1980 and 1990, Florida added almost 3.2 million persons, more than any other state except California. The state's population has accelerated since the fiscal year 1990-91 recession, sparked by improving economies. From 1996-97, Florida ranked fourth among the fifty states with an estimated population of 14.63 million. By 1999, Florida's population is expected to average 15.18 million. Florida's attraction, as both a growth and retirement state, has kept net migration fairly steady. Net migration reached a peak of 229,000 in FY 1993-94. It remained close to this peak in FY 1994-95 and FY 1995-96. In FY 1996-97, net migration is estimated to have reached a new peak of 253,000. In FY 1997-98, it is expected to decline to 242,000. Yet, Florida continues to be the fastest growing of the eleven largest states. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals. Since 1985, the prime working age population (18-44) has grown at an average annual rate of 2.2%. The share of Florida's total working age population (18-59) to total State population is approximately 54%. This share is not expected to change appreciably into the twenty-first century.

   Income. The State's personal income has been growing strongly the last several years and has generally outperformed both the United States as a whole and the southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is due to the fact that Florida's population has been growing at a very strong pace and, since the early 1970s, the State's economy has diversified so as to provide a broader economic base. As a result, Florida's real per capita personal income has tracked closely with the national average and has tracked above the southeast. Florida's personal income growth is expected to exceed that for the United States in both FY 1997-98 and 1998-99. Real personal income will increase 3.6% in FY 1998-99, slower than the 5.1% increase expected for FY 1997-98, and only a little faster than the 3.2% increase of FY 1996-97. Florida had a per capita personal income of $24,226 in 1996 and the United States had $24,426. Real per capita income will slow to a 1.8% growth rate in FY 1998-99 from 3.1% in FY 1997-98.

   Because Florida has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida's total wages and salaries and other labor income in 1996-97 was 54.2% of total personal income, while a similar figure for the nation was 62.4%. Property income accounted for 25.6% of total personal income in Florida in 1996-97 and transfer payments made up 18.7%. Property income and transfer payments for the U.S. were 18.1% and 16.4%, respectively. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

   Employment. Historically, Florida's economy has outperformed the nation's, a relationship that is expected to continue. Florida has typically created jobs 50% faster than the national rate. Contributing to the State's rapid rate of growth in employment and income is international trade. Changes to its economy have also contributed to the State's strong performance. The State is now less dependent on employment from construction, construction related manufacturing, and resource based manufacturing, which have declined as a proportion of total State employment. In recent years, the State's service sector employment has accounted for approximately 85% of total non-farm employment. While the southeast and the nation have a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs tend to be less sensitive to swings in the business cycle. The State has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. Manufacturing employment is forecast to decline slightly in FY 1997-98 and FY 1998-99.

   As the State's economic growth has slowed from its previous highs, its unemployment rate has tracked above the national average. More recently, Florida's unemployment rate has been below the national average. The State's unemployment rate was 4.8% in November 1996 and 4.6% in November 1997. The national unemployment rate was 5.4% in 1996 and 4.6% as of November 1997.

   The State's economy is expected to decelerate along with the nation, but is expected to outperform the nation as a whole. Florida ranked third nationally and created more than 217,000 new jobs prior to the end of 1997. Total non-farm employment in Florida is expected to increase 3.9% in 1997-98 and 2.6% in 1998-99. In comparison, the U.S. growth rate peaked in the first quarter of 1997 at an annual rate of 3.2% but has slowly declined and is estimated to average 1.3% by FY 1998-99.

   The strongest areas in job growth in Florida in fiscal year 1997-98 and 1998-99 are expected to be in services and a combination of retail and wholesale trade. Services are forecast to lead the economy, growing 4.7% (105,400 jobs) in fiscal year 1997-98, and accounting for about 50% of total new jobs in that year. Services are the single largest source of employment in Florida, making up about a third of the total in fiscal year 1997-98.

   Wholesale and retail trade is projected to increase 3.6% in fiscal year 1997-98 (59,700 new jobs), which parallels general economic growth. This sector is the second largest, with about 25% of all jobs in the state, and is anticipated to increase 2.3% (39,100 jobs) in fiscal year 1998-99. Construction job growth is expected to decline from 12% (42,000 jobs) in FY 1997-98 to 1.5% (5,600 jobs) in FY 1998-99 because of a slowing economy. Manufacturing will continue to struggle with the effects of international competition.

   Tourism. Tourism is one of Florida's most important industries. Approximately
41.8 million tourists visited the State in 1995. In terms of business activities and State tax revenues, tourists in Florida effectively represented additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. By the end of fiscal year 1997-98, 43.8 million domestic and international tourists are expected to have visited the State. In 1998-99, tourist arrival should reach a high of 45.6 million, representing 4.1% growth from 1997-98.

   Revenues and Expenses. Estimated fiscal year 1997-98 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $18,150.9 million. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $16,598.5 million of that is Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at $17,201.7 million, unencumbered reserves at the end of 1997-98 are estimated at $949.2 million with $263.2 million of this amount from the Working Capital Fund. Estimated fiscal year 1998-99 General Revenue plus Working Capital and Budget Stabilization funds available total $18,546.1 million, a 2.2% increase over 1997-98. The $17,405.5 million in Estimated Revenues represents an increase of 4.9% over the previous year's Estimated Revenues. Total estimated appropriations in the combined General Revenue and Working Capital Fund for 1998-99 are $17,672.4 million, a 5.7% increase from 1997-98.

   In fiscal year 1998-99, approximately 71% of the State's $17,672.4 million General revenue will come from sales tax collections. Corporate income tax, intangible personal property tax and beverage tax will account for 8%, 4% and 3%, respectively, of total General Revenue Funds available during fiscal 1998-99. In that same year, expenditures for education, human services and criminal justice and corrections will amount to approximately 53%, 24% and 16%, respectively, of total expenditures from the General Revenue Fund.

   The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for use by the counties, and the municipalities therein. In addition to this distribution, local governments may assess (by referendum) a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other additional taxing powers, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and when combined with the infrastructure surtax, cannot exceed 1.0%. For the fiscal year ending June 30, 1999, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) are expected to total $12.5 billion, an increase of 6.5% over fiscal year 1997-98.

   The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

   The state's second largest funding source for the General Revenue Fund is the corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ending June 30, 1999, receipts from this source are estimated to be $1.4 billion, an increase of 1.5% from fiscal year 1997-98.

   The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine and liquor. This tax is one of the State's major tax sources, with revenues estimated at $463.9 million in fiscal year ending June 30, 1999. Alcoholic beverage tax receipts are expected to increase 1.7% from the previous year's total. This tax generates 3% of the State's total General Revenue and the revenues collected from this tax are deposited into the State's General Revenue Fund.

   The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts. The documentary stamp tax collections are expected to total $935 million during fiscal year 1998-99, a 3.8% increase from the previous fiscal year. Of this amount, $347.7 million is to be deposited to the General Revenue Fund.

   The State imposes a gross receipts tax on electric, natural and manufactured gas and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1998-99, this tax is estimated at $642.9 million, an increase of 5% over the current fiscal year.

   The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils. The State also imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. The intangible personal property tax provides 4% of the revenues for the General revenue Fund as well as funding the county revenue sharing program. In fiscal year 1998-99, total intangible personal property tax collections are estimated at $1.1 billion, a 2.3% decrease from the prior year in which growth was 15.1%. Of the tax proceeds, $678.4 million will be distributed to the General Revenue Fund.

   The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50.0% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0%, for costs of administering the lottery. Fiscal year 1994-95 lottery ticket sales totaled $2.3 billion, providing education with approximately $874 million. In fiscal year 1998-99, sales are estimated at $2,052 million with $785 million available for education enhancements.

   Debt-Balanced Budget Requirement. As of June 30, 1996, the state's net outstanding debt totaled $9.0 billion. Approximately 67% is full faith and credit bonds while the remaining 33% is comprised of revenue bonds pledging a specific tax or revenue. The Governor's Recommended Budget for fiscal year 1997-98 includes six bond issues totaling $1.38 billion for construction of schools, roads, bridges, and prisons, and the purchase of environmentally sensitive lands.

   The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believe a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

   Litigation. Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the State's financial position.

   The State of Florida and the tobacco industry settled a lawsuit on August 25, 1997, in which the state sought to recover the costs associated with tobacco usage by Florida residents. The settlement provided for $750 million in payments to the state on or before September 15, 1997, then annual payments beginning September 15, 1998, that will accumulate to about $10.5 billion over 25 years. The estimated payment for FY 1998-99 is $220 million.

   Ratings. The State maintains a bond rating of Aa2, AA+ and AA from Moody's Investors Service, Standard & Poor's and Fitch, respectively, on the all of its general obligation bonds. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Bonds purchased by the fund will not be adversely affected by any such changes.

   The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, it has no reason to believe that the information is not correct in all material respects.

                              Georgia Risk Factors

   The following brief summary regarding the economy of Georgia is based upon information drawn from publicly available sources and is included for purposes of providing information about general economic conditions that may or may not affect issuers of the Georgia obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

   Economic Outlook. Georgia's recovery from the economic recession of the early 1990's has been steady and is better than regional trends. The nation's economy expanded by 3.4% in 1997, while Georgia's economy increased by 3.6%, slightly above the predicted gain of 3.3% but below its 4.4% growth in 1996.

   The 1998 forecast anticipates that Georgia's real Gross State Product (inflation adjusted) will increase by 3.1%, significantly less than in 1997, but higher than the expected rate of growth in the national Gross Domestic Product (2.3%). While this recovery does not meet the explosive patterns set in past cycles, recent data reveal that Georgia ranks among the top six states in the nation in employment and total population growth.

   The State's inflation-adjusted personal income is expected to expand by 3.5%, compared with the 1997 increase of 4.1%. Higher employment will be the most important factor in 1998 income gains, but a tight labor market will ensure that wage and salary increases also will contribute substantially to income growth. This reverses the pattern of the first five years of the current expansion, when wages and salaries lagged behind increases in the number of jobs, causing personal income to rise less rapidly than expected. Georgia's above-average gain in personal income, at a rate even higher than the State's above-average rate of population growth, will help lessen the diminishing gap between the State's per capita personal income and that of the nation.

   Total employment in Georgia rose by 4.2% in 1996, double the U.S. gain, mainly due to activity related to Olympic preparations. Employment dipped slightly in the six months after the Olympic games but has continued its upward trend through the beginning of 1998. In 1997, the State's nonagricultural employment expanded by 1.9%, compared with the 3.7% gain in 1996. In contrast, the national rate of employment growth in 1996 and 1997 were 2% and 2.2% respectively. During 1997, the State's total employment averaged 3.620 million, up from 3.537 million in 1996. Preliminary figures for March 1998 indicate that employment reached 3.704 million and growth is expected to reflect a 2.1% gain, or 76,300 new jobs for the year.

   Although prospects are best for services, the 1998 outlook for the other sectors of the Georgia economy varies. Growth in the transportation, communications and public utilities sector will come from cyclical gains, the stimulative effects of deregulation and the opening of new markets by technological advances. Wholesale and retail trade will see above-average growth, and finance, insurance and real estate will expand moderately. Slow growth is forecast for manufacturing and government, and activity in construction and mining will decline moderately.

   The 1996 and 1997 annual average unemployment rates (not seasonally adjusted) for Georgia were 4.6% and 4.5%, respectively, as compared to the national unemployment rates of 5.4% and 4.7%, respectively. Georgia's unemployment rate has decreased every year since 1992 and has averaged 4.0% during the first three months of 1998.

   Because labor markets will remain stable, wages are not expected to climb faster in Georgia than in the nation as a whole. Georgia's per capita personal income (adjusted for price changes) climbed by 4.5% to $24,061 in 1997, compared to the 5.0% increase in 1996. Among the states, Georgia currently ranks twenty-fifth in the nation in per capita personal income and third among the twelve states of the Southeast region. The national average increase in per capita personal income was 4.8% during 1997, up from 4.6% in 1996.

   The State's annual rate of population growth is dipping slightly--from 2.1% in 1996, to 2% in 1997, to 1.9% in 1998. Georgia's total population, however, will continue to grow faster than any state outside of the Rocky Mountain region, at almost twice the national rate of about 1% annually. The State's population has risen by 15.6% since 1990, more than twice the rate of the nation as a whole. The Census Bureau estimates that in July 1997 Georgia's population reached 7.49 million and will exceed 7.7 million by the end of 1998, a gain of 144,000 over the previous year.

   Revenues and Expenditures. Excluding net proceeds from the Georgia Lottery and revenues from the Indigent Care Trust Fund, net collections received by the Georgia Department of Revenue grew by 5.5% in Fiscal Year 1997, slightly lower than the predicted rate of 6.1%. Revenue collections are projected to increase by 5.1% in Fiscal 1998. This rate of growth reflects cyclical gains, an expected loss from the gradual elimination of the State's sales tax on food, and an expected boost from changes in the federal capital gains tax. Total revenue collections in Fiscal 1999 are expected to rise by 4.8%.

   Receipts in Fiscal Year 1997 (ended June 30, 1997) reached $10.521 billion, an increase of $580.8 million or 5.8% over Fiscal 1996. The top revenue producer was the personal income tax, at $4.741 billion or 45.1% of total revenue. This tax source increased 11.7% over Fiscal 1996. The sales and use tax was the second largest source, at $4.079 billion or 38.8% of total receipts. Sales and use tax collections were up 2.6% in Fiscal 1997. These two taxes, income and sales, have accounted for roughly 85% of total revenues since 1989. Corporate income tax accounted for 7.1% of total collections or $750.0 million, up 1.2% over Fiscal Year 1996 receipts. The next two largest revenue producers were motor fuel taxes at 3.7% or $389.7 million (down 1.9% from Fiscal 1996) and motor vehicle taxes at 1.9% or $202.1 million (down 2.9%).

   Two ongoing legislative measures were of significance for Fiscal Year 1997. First, Georgia's four cent sales tax on eligible food and beverage was reduced by half beginning October 1, 1996 and was reduced by an additional one cent on October 1, 1997. The final one cent will be eliminated on October 1, 1998 (House Bill 265). Second, in 1995, the Georgia Department of Revenue issued the first of four, equal yearly refund checks to eligible federal and military retirees pursuant to House Bill 90. House Bill 3 required the Department of Revenue, in October 1996, to issue refunds to a second category of eligible retirees.

   Expenditures and appropriations for State funds for Fiscal Year 1997 totaled $11.793 billion, a 7.4% increase over Fiscal 1996 appropriations. Of these appropriations, 55.8% was used for education, 10.4% for human resources, and 11.2% for Medicaid funding. The State's funds surplus reached $216.4 million at the end of Fiscal 1997; combined with the lottery surplus and other additional revenues, Georgia's total surplus for Fiscal 1997 was $493.9 million.

   Though March 1998, the Georgia Department of Revenue has collected $8.124 billion, up $456.0 million over the same period in Fiscal 1997. The largest increases occurred in the estate tax and the individual income tax, up 17.2% and 9.2%, respectively. The motor vehicle tax, however, is down 11.1% for this period compared to the previous year. Estimated total revenue for Fiscal Year 1998 $11.778 billion, and appropriations totaling $11.772 billion are recommended by the Governor for expenditure, a 0.2% decrease from Fiscal 1997 expenditures.

   Constitutional Considerations. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

   The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

   Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

   As of October 31, 1996, Georgia had authorized total aggregate general obligation debt of $7,995,920,000. In the amended fiscal year 1996 and 1997 appropriations, $495,450,000 in general obligation debt was authorized. For fiscal year 1998, the Governor recommended $508,800,000 in bonds, the proceeds of which are to be used for various planned capital projects of the State, its department and agencies. Total direct obligations issued for fiscal years ended June 30, 1975 through June 30, 1997 is $8,189,495,000. Georgia has no direct obligations authorized but unissued during that period.

    Georgia's total outstanding debt as of October 31, 1996 is $4,727,630,000. Georgia's aggregate fiscal year debt service on all outstanding bonds as of October 31, 1996 is approximately $7.15 billion.

    Bond Ratings. Currently, Moody's Investors Service, Inc. rates State of Georgia general obligation bonds Aaa; Standard & Poor's Ratings Services rates such bonds AAA (upgraded from AA+ on July 29, 1997); and Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates such bonds as AAA.

   Legal Proceedings. Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. An adverse final decision could materially affect the State's governmental operations and, consequently, its ability to pay debt service on its obligations.

                               Hawaii Risk Factors

   The following discussion regarding constitutional limitations and the economy of the State of Hawaii is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Hawaii.

   Hawaii was admitted to the Union on August 21, 1959 as the 50th state and is currently the 41st most populous state. Hawaii's population was 1,115,274 in 1990, as reported by the Census. According to the Census, about 75% of this population lives on Oahu, the site of the State's capital. Hawaii's population contains great ethnic diversity, consisting of immigrants from the Far East and Europe, as well as the mainland U.S.

   The Hawaiian economy is based primarily on tourism with most employment located in the service and retail trade sectors and with tourists paying a large portion of the General Excise Tax and the Transient Accommodation Tax. In 1998, Hawaii is entering its eighth year of a nearly flat economy. Since 1990, 12,000 construction jobs have been lost, six plantations have closed, businesses are failing, and the tax base is flat. Prior to 1990, Hawaii's economy flourished. During the last seven years, investment-driven growth has come to a stop. Hawaii is restructuring its economy by trying to become more productive.

    To restructure the economy and improve productivity, the Governor created the Economic Revitalization Task Force. It proposes to double the state's commitment to marketing Hawaii's tourist industry by earmarking three percent of the hotel room tax. That comes to about $60 million a year. Other major changes to the tax system are also proposed. The income tax is expected to be reduced to compete with other states. The excise tax is to be reduced to lower costs for businesses in Hawaii. The combined effect of these recommendations would have resulted in a 20% reduction in general fund revenues. To replace this revenue, it is recommended that the gross excise tax be increased to enable Hawaii to export about 25% of the general excise tax burden to non-residents. This tax package has been criticized.

   The state budget is expected to have a shortfall of $280 million in Fiscal Year 1998 and $240 million in Fiscal Year 1999.

   The state's nonagricultural wage and salary jobs are mainly composed of jobs in the service-producing industry. Total nonagricultural employment in 1997 was 531,850. Approximately 492,950 was in the service industry. Most jobs are found in retail trade, services, and government.

   The unemployment rate in the state of Hawaii was 5.8% as of May 1998, significantly higher than the national rate of 4.2%.

   The State's per capita personal income was $24,590 in 1995, higher than the 1995 U.S. figure of $23,208. The per capita personal income in the State increased 2.4% in 1995, much lower than the 5.3% rate for the nation; yet, Hawaii's per capita personal income is 6% higher than the U.S. and Hawaii ranked ninth in the nation in 1995. Hawaii's total personal income in 1995 was $29,184 million, up 3.1% from $28,304 for 1994.

   In four of the last six years, the State spent more than it collected in revenues, increasing the scope and responsibilities of State government to unprecedented and unsustainable levels, resulting in the worst fiscal crisis in Hawaii's history. Gross general fund tax revenues were estimated to increase by $60.1 million or 2.2% during fiscal year 1996 and by $97.4 million or 3.5% during fiscal year 1997. With spending constraints in effect during fiscal year 1996, a balance of $62.0 million was projected by June 30, 1996. Continuous review of the State's overall financial outlook is required.

   Currently, Moody's Investors Service rates Hawaii general obligation bonds "A1" and Standard & Poor's rates Hawaii general obligation bonds "A+." Although these ratings indicate that the state of Hawaii is in relatively good economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic conditions. Also, it should be noted that the creditworthiness of obligations issued by local Hawaii issuers may be unrelated to the creditworthiness of obligations issued by the state of Hawaii, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Hawaii Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Hawaii Trust to pay interest on or principal on the Bonds.

                               Kansas Risk Factors

   The Kansas economy did better than expected in 1997 compared to 1996. Kansas employment growth continued to push the unemployment rate lower in 1997. Average monthly employment fell from 60,000 in 1996 to 50,588 in 1997. Likewise, the average unemployment rate fell slightly from 4.5% in 1996 to 3.7% in 1997.
   For the third straight year and only the fourth time in the past 16 years, employment growth in the goods industry exceeded that of the services industry. Employment in the goods-producing industry increased at a 4.9% rate compared to 1.9% for the service-producing industry.

   Overall, manufacturing employment increased by 4.2% in 1997. This increase was led by strong growth in aircraft manufacturing. Mining employment increased by 2.5%. The construction industry employed 4,400 more in 1997 than a year earlier, a 7.8% increase. Strong economic growth and low interest rates stimulated additional housing starts and commercial construction. Employment in wholesale and retail trade increased employment by 6,000 (2.0%) in 1997. The services industry, typically the fastest growing industry in Kansas, grew only 2.5% in 1997. Much of the slowdown may be attributable to workers gravitating toward higher paying aircraft manufacturing jobs as they become available.

   In 1997, farm employment fell 8.0%. Although in most years employment in farming has fallen, in the past three years, it has increased. In 1996, farm employment increased by 2.1%.

   Overall growth in personal income was bolstered by a large increase in other labor income. This contributed to the accelerated growth of Kansas personal income in 1997. The total growth rate of personal income in Kansas accelerated from 6% in 1996 to 6.5% in 1997. Kansas was higher than the U.S. average personal income growth rate of 5.6% in 1997, but ranked sixth out of the seven Plains states in terms of personal income growth.

   In 1998, the slower pace of the national economic expansion will tend to dampen the growth rate of the Kansas economy. However, the state's growth rate will be buoyed by continued strength in aircraft manufacturing, trade, and services. Kansas personal income is forecast to grow 5.3% in 1998.

   To ensure appropriate balances, the 1990 Kansas legislature enacted legislation that established minimum ending balances for the State General Fund. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act phased in over several years and now requires an ending balance of at least 7.5% of expenditures and demand transfers. The act provides that the Governor's budget recommendations and legislative-approved budget must adhere to the balance targets.

   Fiscal year 1997 began with a balance in the General Fund of $379.2 million. Actual revenue for fiscal year 1997 was $3,683.8 million, an increase of 6.8% from the prior fiscal year. Total expenditures were $3,538.1 million, with an increase in property tax relief of 0.3% and for all other expenditures, an increase of 2.5%. The ending balance in the General Fund at the end of fiscal year 1997 was $527.8 million.

   The fiscal year 1998 budget included all funding sources of $7.99 billion. The Governor's revised recommendations for fiscal year 1998 total $8.15 billion from all funding sources, mainly due to increased federal funds. The largest single source of fiscal year 1998 receipts is the State General Fund, with 48.1% of the total receipts. Estimated receipts to the State General Fund for fiscal year 1998 are $3,940.3 million as developed by the Consensus Revenue Estimating Group. Individual income taxes account for the largest source of State General Fund revenue, totaling $1.645 billion (41.8%) in fiscal year 1998. The next largest category, sales and use taxes, is projected to generate $1.5 billion (38.1%) for the State General Fund during fiscal year 1998. State General Fund expenditure recommendations for fiscal year 1998 are $3.84 billion, an increase of 8.5%. The Governor recommends that $2.159 billion, or 56.0% of State General Fund expenditures be used for aid to local units of government.

   The Governor's recommendations for receipts and expenditures will provide an ending balance of $595.3 million or 15.5% of expenditures and demand transfers in fiscal year 1998. The large balance at the end of fiscal year 1998 contains $30.9 million of the one-time $66.6 million corporate tax payment to pay, in fiscal year 1999, for acceleration of the income tax rate equality provisions previously approved by the 1997 Legislature.

    For fiscal year 1998, the budget recommendations produce receipts in excess of expenditures of $67.1 million after the transfer out of $35.7 million to the Budget Stabilization Fund for one-time expenditures to be made in fiscal year 1999.

   For fiscal year 1999, the Governor recommends a budget from all funding sources of $8.55 billion, with a State General Fund recommendation of expenditures of $4.08 billion. Of this total, 27.4% is for the operation of state agencies; 57.6% will be distributed to local governments; 12.6% will go toward provision of assistance, grants, and benefits to Kansas citizens; and 2.4% will be used for capital improvements. The budget provides $148.3 million from the State General Fund to offset property tax cuts. All funding sources increases also include over $50.0 million from federal funds, a $34.5 million increase in KPERS contributions, and $27.5 million for the Comprehensive Highway Program.

   Total receipts of $4,017.5 million are estimated for fiscal year 1999. This represents an increase of $143.8 million, or 3.7%, when compared to fiscal year 1998 adjusted estimates. Continued growth in the income tax, retail sales tax, and compensating use tax account for the majority of the increase. Revenues are expected to decrease by 0.6% for fiscal year 1999 and expenditures will increase by 6.4%. Expenditures exceed receipts by $202.7 million due largely to the Governor's $178.5 million tax reduction package and increased spending for education.

   The recommendations for fiscal year 1999 result in an ending balance of $392.5 million and 9.6% of total budgeted expenditures. Budgeting a larger than 7.5% ending balance for fiscal year 1999 is necessary to provide adequate resources to maintain an approximate 7.5% ending balance in fiscal year 2000.

   The State of Kansas finances a portion of its capital expenditures with various debt instruments. Of capital expenditures that are debt-financed, revenue bonds and loans from the Pooled Money Investment Board finance most capital improvements for buildings, and "master lease" and "third-party" financing pay for most capital equipment. The Kansas Constitution makes provision for the issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under this provision for many years. No other provision of the Constitution or state statute limits the amount of debt that can be issued. As of June 30, 1997, the state had authorized but unissued debt of $155,015,000.

   Although the state has no General Obligation debt rating, it seeks an underlying rating on specific issues of at least "AA-" from Standard & Poor's and "A1" from Moody's. In October 1997, Standard & Poor's assigned an issuer credit rating of AA+ to Kansas. Standard & Poor's credit rating reflects the state's credit quality in the absence of general obligation debt. The underlying ratings for the most recently issued revenue bonds were A1 and AA- from Moody's and Fitch, respectively. The ratings for the most recently issued fixed rate bonds issued by the Kansas Department of Transportation were "Aa" and "AA" from Moody and Standard & Poor's, respectively.

                              Kentucky Risk Factors

   Economic Outlook. Kentucky is a modern industrial state, with manufacturing accounting for about one-fourth of the Commonwealth's total gross product. The Commonwealth has a strong industrial base of steel, aluminum, chemicals and machinery production, driven by massive water resources, low cost electric power and extensive barge transportation. Kentucky is located within 600 miles of two-thirds of the nation's population. The Commonwealth is a rail center for mainline services of several railroads, with service between the Great Lakes gateways and the Gulf of Mexico. In addition, Western Kentucky is at the heart of the nation's inland waterways and riverport system, standing at the junction of the Upper and Lower Mississippi, the Ohio River, and the Tennessee-Tombigbee navigation corridors.

   The services sector is Kentucky's single largest employer, accounting for 24.8% of all jobs and 23.2% of all earnings in 1997. The trade sector was stable, accounting for 23.9% of jobs and 15.8% of earnings. During 1997, manufacturing employment and earnings remained flat, with 18.4% of total nonfarm employment (down from 18.6% in 1996) and 22.5% of earnings (down from 22.8%). The largest declines were experienced in the apparel and textile industries, which tend to be volatile because they are low-wage industries and tend to migrate to regions with low-cost labor. During 1997, both these industries have relocated many of their jobs to the Caribbean.

   Kentucky has led the U.S. in coal production in recent decades and exceeds the total production of all but seven countries around the world. Principal minerals produced in order of value are coal, crushed stone, natural gas and petroleum. Other minerals produced in Kentucky include sand and gravel, cement, ball clay, natural gas liquids and lime. The mining sector of the Commonwealth's economy provided only about 22,900 jobs or 1.3% of total nonfarm employment during 1997, compared with 44,200 jobs or 2.7% of total nonfarm employment in 1987.

   Kentucky's total employment during April 1998 is estimated at 1,860,799, compared with 1,815,155 during April 1997, a 2.5% increase. The labor force grew more slowly, by 0.9%, during the same twelve-month period. Since 1987, 386,800 net new jobs have been created, a 23.6% increase. Farm employment currently accounts for approximately 5.5% of all jobs in Kentucky. The state expects employment to increase 2.0% during 1998, 1.8% during 1999 and 1.6% during 2000.

   The Commonwealth's unemployment rate for 1997 averaged 5.4%, down from 5.6% in 1996, while the United States averaged 5.4% in 1996 and 4.9% in 1997. During the first four months of 1998, Kentucky has averaged 4.7% unemployment, slightly lower than the 4.8% average for the nation.

   Kentucky's per capita personal income reached $20,657 in 1997, up from $19,773 in 1996. This gain represents 4.0% growth, compared to the Commonwealth's 5.0% and 4.9% gains in 1995 and 1996, respectively. The Commonwealth's per capita personal income is currently 80.7% of the national average ($25,598), down from 80.9% in 1996. In 1997, Kentucky's growth rate slowed slightly as compared to the nation as a whole (4.8%), but the Commonwealth moved up one ranking to 41st among all the states in terms of per capita personal income. In terms of total personal income, however, Kentucky ranked 26th in the nation, with a 5.2% gain during 1997. The national growth rate in total personal income during 1997 was 5.7%. Total personal income in Kentucky is expected to grow by 5.2% in 1998, 4.3% in 1999 and 4.2% in 2000.

   The U.S. Census Bureau reports that Kentucky's population was recorded at 3,686,892 during the 1990 Census. The population is estimated to have reached 3,908,124 during July 1997. Between 1990 and 1997, Kentucky's population increased at a lower rate than the nation as a whole, with gains of 6.0% and 7.6%, respectively. Between July 1996 and July 1997, the Commonwealth's population grew by 26,053 people, a 0.7% increase. Net in-migration accounted for approximately 30.9% of the Commonwealth's growth in 1997, down from 32.7% in 1996.

   Revenues and Expenditures. The total General Fund revenues for Fiscal Year 1997 (ended June 30, 1997) were $5.664 billion, $107 million more than the official estimate. General Fund revenues increased by 6.1% or $327 million over Fiscal Year 1996 revenues. Receipts increased during Fiscal 1997 in spite of the effects of the exemption of pension income from the individual income tax and the exemption for certain beneficiaries from the inheritance tax, both of which were passed during the 1995 Extraordinary Session of the General Assembly.

   Sales and use tax receipts continued to perform well during Fiscal Year 1997, although at a slower growth rate than in Fiscal 1996. Receipts in this category totaled 35% of all General Fund revenues or $1.784 billion, increasing by 5.5% over Fiscal 1996. During Fiscal Year 1996, sales and use tax revenues grew by 6.2%, and this tax has averaged growth in excess of 5.3% for the past five years. Receipts from the individual income tax (41% of total General Fund revenues) grew by 6.3% to $2.205 billion in Fiscal 1997, compared to 5.6% growth during Fiscal 1996. Corporate income tax receipts improved by 2.8% ($292.8 million) during Fiscal 1997, after falling 16.5% in Fiscal 1996. Property taxes and lottery receipts also experienced small gains during Fiscal 1997, with 1.4% and 2.7% growth, respectively. Collections in these two categories totaled $414.9 million and $151 million, respectively.

   Growth in Kentucky's Road Fund has been fairly consistent for the past several years. During Fiscal Year 1997, receipts in the Road Fund grew by 2.2% or $20.3 million to $939.9 million. The majority of this Fund is composed of the motor fuels tax at $390.7 million (3.3% growth) and the motor vehicle usage and rental tax at $341.5 million (4.2% growth).

   Appropriations and expenditures from the General Fund during Fiscal Year 1997 totaled $5.649 billion, a 6.9% increase over Fiscal 1996. Of these appropriations, $2.607 billion or 46.2% was spent on education and humanities, $1.332 billion or 23.6% on general government and $1.044 billion or 18.5% on human resources. Appropriations from all fund sources, however, were distributed as follows: 21.5% and 14.9% for education and higher education, respectively, 19.0% for Medicaid, 10.3% for transportation, 9.6% for human services and 2.8% for capital construction.

   The Kentucky Auditor of Public Accounts has published the following adjusted revenue estimate for Fiscal Years 1998-2000. General Fund revenues are expected to reach $5.894 billion in Fiscal 1998, up 4.1%; $6.169 billion in Fiscal 1999, up 4.7%; and $6.470 billion in Fiscal 2000, up 4.9%. General Fund expenditures during the same years are expected to total: $6.064 billion in Fiscal 1998, up 7.3%; $6.162 billion in Fiscal 1999, up 1.6%; and $6.458 billion in Fiscal 2000, up 4.8%. For the first eleven months of Fiscal Year 1998, General Fund receipts totaled $5.400 billion. Of this amount, sales and gross receipts tax revenues are $1.975 billion, up 5.3%; income tax revenues are $2.400 billion, up 10.7%; and property tax revenues are $354 million, down 11.9%.

    The State Road Fund revenues are up 5.4% for the same period, at $914.0 million. Debt Management. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966. Bond Ratings. Because it currently has no general obligation debt outstanding, the Commonwealth of Kentucky is not rated by Moody's Investors Service, Inc. and Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.). Standard & Poor's Ratings Services has awarded Kentucky an implied credit rating of AA.

                             Louisiana Risk Factors

   Economic Outlook. Louisiana has experienced ten consecutive years of employment growth and, during the 1990s, employment has grown faster than the national average. The State's annual average employment growth during this decade is 2.3%, while the United States has experienced an average 1.4% increase. Louisiana had two strong years of employment growth in 1994 and 1995, with increases of 4.3% and 3.7%, respectively. During 1996 and 1997, however, the average rate stabilized at about 2.5%.

   The State expects a boom in the oil and gas extraction and chemical sectors to lead employment growth for these sectors and cause similar expansion in related sectors, including industrial construction, shipbuilding, fabricated metals and machinery manufacturing. Mining sector employment, accounting for 3.0% of total nonfarm employment, reached 56,000 during March 1998, up 6,000 jobs or 11% over the previous year. As of the latest available figures (1995), Louisiana ranks 2nd in the nation in terms of natural gas production and primary petrochemical production and 3rd in crude oil production. Earnings from the mining sector increased by $287 million during 1997, the largest gain in the nation following Texas and California.

   The services sector, led by the health sector and gambling industry, provides the largest number of jobs in Louisiana. Employment in services totaled 511,000 in March 1998, up 16,000 jobs or 3.2%. Earnings in services increased $1.104 billion during 1997. Transportation and public utilities have also contributed significantly to employment gains. Employment in the transportation and public utilities sector increased by 2.7% to 113,000 through March 1998. Earnings for this sector increased by $203 million during 1997. Employment growth in the wholesale and retail trade sectors improved by 2.1% and 1.8% to 97,000 and 340,000, respectively, during the same period. During 1997, earnings improved by $197 million in wholesale trade and $263 million in retail trade.

   Manufacturing employment growth was slow during 1997, at 0.5% for 191,000 jobs in March 1998. Durable goods manufacturing experienced 6.7% growth in employment during 1997, but nondurable manufacturing was limited to a 1.2% increase. Earnings in the manufacturing sector, which accounts for 10.2% of total nonfarm employment, increased by $238 million during 1997. More manufacturing growth is expected for the next two years, but the textile and apparel sectors will continue to be adversely affected by the North American Free Trade Agreement and the General Agreements on Tariffs and Trade.

   The State's total employment during April 1998 is estimated at 1,940,310, compared with 1,893,785 during April 1997. The labor force grew more slowly, by 1.7% from 2,019,273 to 2,053,783 during the same twelve-month period. Louisiana ranks near the bottom among all states in terms of total labor force participation, with only about 58% of the civilian population employed. The State expects employment to increase by an additional 56,000 new jobs during 1998-99.

   Although agricultural earnings dropped by $118 million during 1997, agriculture and agricultural services remains an important part of Louisiana's economy. Employment in this sector is just under 1% of total employment, but (according to 1996 figures) Louisiana ranks: 1st in the United States in shrimp, oyster, hard blue crab and crawfish production; 2nd in sugar cane and sweet potato production; 3rd in rice production; 4th in pecan production; 6th in cotton production; and 15th in soybean production.

   The State's unemployment rate for 1997 averaged 6.1%, down from 6.7% in 1996, while the United States averaged 5.4% in 1996 and 5.0% in 1997. During February 1998, unemployment in Louisiana averaged 3.4% but then jumped to 5.5% in April. The United States'unemployment rate averaged 4.7% during the first four months of 1998.

   Louisiana's per capita personal income reached $20,680 in 1997, up from $19,709 in 1996. This gain represents 4.9% growth, compared to the State's 3.7% gain in 1996. The State's per capita personal income is currently 80.8% of the national average ($25,598), up from 80.6% in 1996. In 1997, Louisiana's growth rate was comparable to the nation as a whole (4.8%), but the State moved up three rankings to 40th among all the states in terms of per capita personal income. In terms of total personal income, however, Louisiana ranked 25th in the nation, with a 5.2% gain during 1997. The national growth rate in total personal income during 1997 was 5.7%.

   The U.S. Census Bureau reports that Louisiana's population was recorded at 4,221,826 during the 1990 Census. The population is estimated to have reached 4,351,769 during July 1997. Between 1990 and 1997, Louisiana's population has increased at less than half the rate of the nation as a whole, with gains of 3.1% and 7.6%, respectively. Between July 1996 and July 1997, the State's population grew by 10,951 people, a 0.3% increase. Net in-migration has been negative every year during the 1990s, with the State losing about 106,000 residents since April 1990 and dropping from the 21st largest state in 1996 to the 22nd in 1997. Louisiana's population is expected to increase at a much slower rate than the nation through 2025.

   Revenue and Expenditures. The Louisiana Revenue Estimating Conference (the "Conference") was established by Act No. 814 of the 1987 Regular Session of the Legislature and given constitutional status in 1990 (Article VII, Section 10 of the State Constitution). The Conference was established to provide an official forecast of anticipated State revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(E) of the State Constitution. In developing the official forecast, the Conference can only consider revenues that are projected to accrue to the State as a result of laws and rules enacted and in effect during the forecast period. The Conference is prohibited from including revenues which would be raised by proposed legislation or rules. During the 1990 Regular Session of the Louisiana Legislature, a constitutional amendment was approved (Act No. 1096), granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties or responsibilities which are currently provided by statute.

   The Conference is required to prepare and publish initial and revised estimates of money to be received by the General Fund and dedicated funds for the current and next fiscal years which are available for appropriation. All Conference decisions to adopt these estimates must be by unanimous vote of its members who meet four times annually: October 15, January 1, the third Monday in March and August 15. The most recently adopted estimate of money available for appropriation shall be the official forecast. Appropriations by the Legislature from the General Fund shall not exceed the official forecast in effect at the time the appropriations are made.

   Fiscal Year 1997 general fund revenues totaled $4.537 billion, a 1.7% or $78.696 million decrease from Fiscal 1996 receipts. The Revenue Estimating Conference had presented an official forecast of available general fund revenue of $5.488 billion for Fiscal 1997. Total receipts for governmental fund types (general, special revenue, debt service and capital projects) reached $12.501 billion during Fiscal 1997, a 2.0% increase from the previous year. The largest source of these receipts was the federal government, at 38% or $4.790 billion, down 1.7% from Fiscal 1996. Sales tax revenues amounted to 17.7% of receipts or $2.214 billion, up 0.7% over Fiscal 1996. Income tax revenues increased substantially during Fiscal 1997, due mainly to Louisiana's improving economy and the growth of personal income. Income taxes accounted for 13.2% or $1.649 billion of these revenues, up 10.7% from Fiscal 1996. Additional sources of revenue include motor vehicle fuel taxes (3.5%), gaming taxes (3.3%), and corporate and public utility taxes (2.0%).

   Total expenditures for the governmental fund types reached $11.952 billion during Fiscal Year 1997. The expenditures include the following: health and welfare, $4.627 billion or 39% (down 5% from Fiscal Year 1996 expenditures); education, $2.854 billion or 24% (up 6%); debt service, $1.019 billion or 9% (up 58%); general government, $725 million or 6% (down 0.3%); capital outlay, $642 million or 5% (down 23%); corrections, $407 million or 4% (up 19%); and transportation and development, $245 million or 2% (up 3%). The unreserved/undesignated general fund ending balance for Fiscal Year 1997 (ended June 30, 1997) was $135.1 million.

   The Revenue Estimating Conference's official forecast of available tax revenue is $5.047 billion for Fiscal Year 1998. As of December 31, 1997, total Fiscal Year 1998 year-to-date tax collections are 2.79% above Fiscal 1997 year-to-date receipts. Current income tax revenues total $520.1 million, 14.23% above the previous year's collections. The sales tax is up 2.75%, with receipts of $813.2 million. Corporate income tax, motor fuels tax and severance tax collections, however, are down by 8.18%, 1.02% and 10.91%, respectively.

   Only local governmental units levy ad valorem taxes at present. Under the 1921 State Constitution, a 5.75 mills ad valorem tax was being levied by the State until January 1, 1973, at which time a constitutional amendment to the 1921 Constitution abolished the ad valorem tax. Under the 1974 State Constitution, a State ad valorem tax of up to 5.75 mills was provided for but is not presently being levied. The property tax is underutilized at the parish level due to a constitutional homestead exemption from the property tax applicable to the first $75,000 of the full market value of single family residences. Homestead exemptions do not apply to ad valorem property taxes levied by municipalities, with the exception of the City of New Orleans. Since local governments are also prohibited from levying an individual income tax by the Constitution, their reliance on State government is increased under the existing tax structure.

   Debt Management. The Louisiana Constitution of 1974 provides that the State shall have no power, directly or indirectly, through any State board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature.

   LRS 39:1365(25) limits the legislative authorization of general obligation bonds and other general obligations secured by the full faith and credit of the State by prohibiting total authorized bonds from exceeding an amount equal to two times the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years prior to such authorization. The bond authorization limitation is $13,722,258,000. The total general obligation bonds authorized is $1,932,390,000 on June 30, 1997, or 14.08% of the bond authorization limit.

   LRS 39:1402(D) limits issuance by the Louisiana State Bond Commission of general obligation bonds or other general obligations secured by the full faith and credit of the State. The highest annual debt service requirement for the current or any subsequent fiscal years for general obligation debt, including the debt service on any bonds or other obligations that are proposed to be sold by the Louisiana State Bond Commission, may not exceed 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to the issuance being proposed. The general obligation debt issuance limitation is $686,113,000. On June 30, 1997, the highest current or future annual general obligation debt service requirement is $266,336,000, which represents 38.82% of the debt issuance limitation.

   During Fiscal Year 1997, Louisiana's general obligation debt service expenditures accounted for 5.57% of general governmental expenditures, compared to 4.20% during Fiscal 1996. Total general obligation bond and note principal balances on June 30, 1997 are as follows: general long term debt, $1,861,616,000 in principal (3.5-10.7% interest rates, maturing 2017); higher education, $1,231,000 in principal (3-6% interest rates, maturing 2003); and Charity Hospital of New Orleans, $740,000 in principal (3.6-5.0% interest rates, maturing 1999).

   The Omnibus Bond Authorization Act of 1996 provides for the repeal of State general obligation bond authorizations for projects no longer found feasible or desirable. As a result, there were no authorized but unissued bonds outstanding on June 30, 1997.

   Bond Rating. State of Louisiana general obligation bonds have been given the following ratings: Standard & Poor's Ratings Services, A-; Moody's Investors Service, Inc., A2 (upgraded from Baa1); and Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.), A. There can be no assurance that the economic conditions on which these ratings were based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

                               Maine Risk Factors

   Economic Outlook. The State of Maine, which includes nearly one-half of the total land area of the six New England states, has a population of approximately 1,244,000. One of Maine's greatest impediments to faster economic growth is slow population growth. The population expanded by 0.4% in 1996 and 1997, with the same annual rate of growth expected through 2001.

   The Maine economy continued to expand in 1997, but population dynamics held the growth rate down to 2.6% through October, up from 1.7% in 1996. National economic growth was stronger than Maine's. If migration patterns change over the next few years, as expected by the Census Bureau, combined with low unemployment rates, the Maine economy will show increased expansion over the next few years.

   The largest industries in Maine in 1997 were services (157,600 jobs) and retail and wholesale trade (139,800 jobs), followed by government (92,900 jobs) and manufacturing (87,500 jobs). Maine's overall employment growth was very slow in 1997, at 1.0% for the year, as compared to 4.9% growth in 1996. During 1997, the State's nonfarm employment grew by 1.4%. As measured by employment as a percentage of working age population, Maine's labor participation rate is very close to the record high 69% measured in 1989, at the peak of the eighties economic boom.

   Nonfarm employment in the State averaged 553,500 jobs during 1997, up by 12,100 over 1996. Services increased by 6,300, largely in social services, business services and health services; retail trade rose by 2,200; finance, insurance and real estate increased by 1,700; and manufacturing rose by 1,200. Employment in Maine is projected to increase by 0.5% in 1998.

   Maine's unemployment rate averaged 4.6% in 1997, down from 5.1% in 1996 and 7.4% in 1995. The national employment rate for 1997 and 1996 averaged 5.0% and 5.4%, respectively. Maine's unemployment rate (not seasonally adjusted) was 6.0% in January 1998, compared with 6.6% in January 1997. The unadjusted national unemployment rate was 5.2% in January 1998, down from 5.9% in January 1997. The State's unemployment rate is projected to increase to 4.9% in 1998 and then hold steady at about 5.0% through 2001.

   According to the Maine State Planning Office, personal income in Maine increased by 2.6% to an average of $20,815 per capita in 1997, down from 3.7% growth in 1996. The State's personal income is expected to increase by 5.7% in 1998, and then level off at 5.3% for the next three years.

   Maine taxable consumer retail sales were up only 2.0% for the first ten months of 1997 compared to the same period a year ago. This was a substantial drop from 1996, when sales were up 4.9% over 1995. Also, unit sales of Maine homes in 1997 decreased by 3.4% over the previous year and are expected to decline again in 1998 by 6.6%.

   Revenues and Expenditures. Maine closed Fiscal Year 1997 with a $60 million surplus in general fund revenues. In accordance with State law, $14.9 million of the surplus will be transferred to the Retirement Allowance Fund to decrease the unfunded liability in the State pension system. The remainder of the surplus, $44.7 million, will be placed in a Tax Relief Fund for return to Maine taxpayers. Of this amount, $16.3 million will reduce various State taxes, and $28.4 million will be available for one-time tax relief.

   The State also finished the fiscal year with $175 million cash on hand. For the first time in seven years, the State will not have to borrow money in anticipation of tax revenues to pay its expenses. The unanticipated revenues allowed Maine's "Rainy Day" Fund to increase to nearly $50 million, the highest level in the State's history.

   Fiscal Year 1997 undedicated general fund revenues totaled $1.80 billion, up from the $1.789 billion budgetary forecast. The two largest sources of revenue were individual income tax at 38.2% and sales tax at 37.8%. The remaining revenue was generated from corporate income tax (4.2%), cigarette and tobacco tax (2.6%), gross receipts tax (2.5%), insurance company tax (2.0%), and other (12.7%).

   Maine projects Fiscal Year 1998 general fund revenues to total $1.889 billion, up 4.7% over actual Fiscal 1997 revenues. For Fiscal 1998, sales tax revenue is expected to increase by 5.1%, with individual income tax revenue growing by 5.1%. The corporate income tax is forecast to grow dramatically in Fiscal 1998, increasing by 19.3%, from $75.6 million in Fiscal 1997 to $90.2 million in Fiscal 1998. In addition, on November 1, 1997, a State law took effect which doubled the cigarette and tobacco tax, estimated to raise $18.1 million and $30.8 million in general fund revenues in Fiscal Years 1998 and 1999, respectively.

   The Fiscal Year 1998 budget projects general fund appropriations totaling $1.830 billion. Total Fiscal 1998 year-to-date general fund revenues (as of January 31, 1998) have reached $1.171 billion or 1% over budget. Fiscal Year 1998 will end on June 30, 1998.

   The State operates under a biennial budget which is formulated in even-numbered years and presented for approval to the Legislature in odd-numbered years. The Fiscal Year 1999 budget was presented by the Governor and adopted by the legislature in 1997, but is adjusted in light of actual Fiscal 1997 receipts.

   The General Fund revenue forecast for the Fiscal 1999 budget is $1.933 billion. Revenues will be obtained from the following sources: Sales and Use Tax (39.8%), Individual Income Tax (39.2%), Corporate Income Tax (4.9%), Cigarette Tax (2.3%), Lottery (2.1%), Alcoholic Beverage (2.1%), Insurance Co. Tax (1.8%), Public Utilities Co. Tax (1.5%), Inheritance & Estate Tax (0.7%), Unorganized Territory Property Tax (0.6%), and Other Revenues (5%). Revenues from sales tax and individual income tax are projected to increase by 4.0% and 4.9%, respectively.

   For the Fiscal 1999 budget, the Governor has recommended $1.989 billion in appropriations. The funds will be allocated as follows: Education (48.4%), Health and Human Services (30.5%), and General Government (21.1%).

   Debt Management. The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

   Revenue bonds are issued by the Maine Health and Higher Education Facilities Authority to finance hospitals and other health care facilities. The revenues of such facilities consist, in varying but typically material amounts, of payment from insurers and third-party reimbursement programs, including Medicaid, Medicare and Blue Cross. The health care industry in Maine is becoming increasingly competitive. The utilization of new programs and modified benefits by third-party reimbursement programs and the advent of alternative health care delivery systems such as health maintenance organizations contribute to the increasingly competitive nature of the health care industry. This increase in competition could adversely impact the ability of health care facilities in Maine to satisfy their financial obligations.

   Further, health care providers are subject to regulatory actions, changes in law and policy changes by agencies that administer third-party reimbursement programs and regulate the health care industry. Any such changes could adversely impact the financial condition of such facilities.

    Bond Ratings. The State of Maine's general obligation bonds are currently rated as AA+ by Standard & Poor's Ratings Services and AA by Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.). In May 1997, Moody's Investors Service, Inc. refined its rating for Maine from Aa to Aa2.

                              Maryland Risk Factors

   Economic Outlook. Since 1989, Maryland has consistently ranked among the bottom states in job creation. Employment in Maryland increased 1.1% in calendar 1996, and since late 1992, only about 160,000 new jobs have been created. During the 1990's the weakest employment areas were banking, federal government and manufacturing. Growth has been heavily concentrated in business and health services, transportation, construction and trade.

   The service sector accounts for 31.1% of total employment in the State, but provided more than 62% of the new jobs during 1996. Employment in the computer and data processing industry grew by 4.9% in 1996 and is expected to continue to grow at a steady rate. Employment in health services increased by 3.6% annually between 1991 and 1993 before slowing to an average annual gain of 2.0% between 1994 and 1996.

   In December 1997, overall employment was estimated to have increased by 2.2% or 48,000 new jobs during calendar 1997. Job growth in the services, construction and retail trade sectors lead this expansion. Maryland's State Comptroller projects that employment in Maryland will increase by 1.6% in 1998 and 1.3% in 1999.

   While Maryland's overall tax burden is below the national average, the State and local personal income tax is among the highest in the nation. Economic data indicate that most jobs are created by small businesses, and nearly 80% of Maryland's companies are small businesses. Since many small businesses pay the personal income tax, higher State taxes directly reduce their profitability and negatively affect business decisions about location, expansion and creation of new jobs.

   During 1996, the State ranked 6th in the nation in per capita income, with an average per capita income of $27,618 as compared to the national average of $24,426. In 1997, Maryland's General Assembly enacted new laws providing for a personal income tax reduction. According to the State's November 1997 Comprehensive Annual Financial Report ("CAFR"), total personal income is expected to rise by 5.4%, 5.1% and 4.8% in 1997, 1998 and 1999, respectively.

   During 1995 and 1996, Maryland implemented substantial regulatory reform, eliminated or reduced ten business taxes, and significantly increased funding for the Sunny Day Fund and other business incentive programs to improve the State's business climate and increase competitiveness. As a result of these actions, the total number of jobs in Maryland is at an all time high and unemployment remains below the national average.

   Maryland's economy has been influenced recently by structural changes in the national economy: less national defense spending and defense subcontract work; reductions in federal employment; and corporate acquisition. Major Maryland employment sectors, such as finance, insurance and professional service, have restructured and downsized. Due in part to defense downsizing and international competition, realignments in manufacturing have also affected the State's economy.

   Despite these setbacks, the State's healthy consumer confidence, a solid economy and robust gains in the stock market have translated into steady increases in consumer spending in Maryland. Drawn by the high per capita wealth of the area, new retailers continue to enter this market. Employment gains are expected to be modest during the next three years, constrained in part by a lack of workers.

   Revenue and Expenditures. Income and sales taxes comprise over 80% of the State's general fund revenue. These taxes, along with transportation revenues, make up over 55% of the State's total revenue. These revenue sources are highly sensitive to economic conditions. For this reason, the State's budget is dependent on the health of Maryland's economy.

   Maryland's State Comptroller reported in the CAFR that revenues totaled $13.476 billion for the fiscal year ending June 30, 1997. This figure represents an increase of 5.9% over revenues for Fiscal Year 1996. Income tax, the largest source of revenue, produced 30.3% of general governmental revenues in Fiscal 1997, compared to 29.8% in Fiscal 1996. Individual income tax revenues increased 7.6% over Fiscal 1996 due to continued gains in employment and personal income, and corporate income tax revenues increased by 10.3% in Fiscal 1997, reflecting strong gains in total corporate profitability.

   The State's total expenditures reached $13.386 billion in Fiscal 1997. This figure represents a $561.7 million or 4.4% increase over Fiscal 1996. Revenues exceeded expenditures by $90.1 million, the first positive balance since 1994. The actual fund balance for the State's general fund on June 30, 1997 was $1.059 billion, an increase of $298.7 million over the Fiscal Year 1996 general fund balance.

   Maryland's State Reserve Fund contains funds set aside to protect against unexpected revenue declines and to finance future expenses. In addition, Maryland law establishes a target of 5% of general fund revenues for its Revenue Stabilization Account to protect against revenue downturns and maintain the State's bond ratings. At the close of Fiscal Year 1997, the State Reserve Fund balance was $865 million, up $54.9 million over Fiscal Year 1996.

   Fiscal year 1998 represents the first full year of the income tax reduction enacted in 1997. This tax cut, Maryland's first in over thirty years, will be phased-in over fiscal years 1998-2002, reducing the State's current 5% income tax rate by 10% overall. The first phase of the proposed income tax cut will reduce general fund revenues by $39 million, but a proposed cigarette tax increase will add $99 million for allocation to the Reserve Fund to help pay for future years of this tax reduction.

   Maryland's Board of Revenue Estimates expects general fund revenues, which represent approximately 55-60% of each year's total budget, to reach $7.887 billion during Fiscal Year 1998, an increase of 3.4% or $198 million above the last official estimate for that fiscal year in March 1997. The State projects that it will finish Fiscal 1998 with a general fund surplus of $283 million. The Fiscal 1998 budget estimates that $554 million or 7% of general fund revenues will be set aside for the State Reserve Fund.

   During Fiscal Year 1999, the Board projects general fund revenues of $8.095 billion, a 2.8% increase. Net of the income tax reduction, the growth in general fund revenues is projected to equal 3.9%. Maryland's budget for Fiscal 1999 totals $16.5 billion, a 5.1% increase over Fiscal 1998. This increase includes $100 million in reserve funding to pay for the cost of the State's scheduled 10% income tax cut.

   The State Reserve Fund is expected to increase to $695.8 million at the end of Fiscal Year 1999. The Fiscal 1999 budget anticipates using its entire budgetary surplus for payments to the State's Reserve Fund and for one-time expenditures--not for ongoing expenses that would contribute to long-term deficits. The one-time expenditures include the costs of the upcoming tax reduction, school construction, a Med-Evac helicopter, and technology costs incurred for Year 2000 compliance.

   State Debt. The public indebtedness of the State of Maryland and its instrumentalities is divided into three general types. The State itself issues general obligation bonds for capital improvements and for various State projects, for which the State ad valorem property tax is exclusively pledged for payment. In addition, for transportation purposes the Maryland Department of Transportation issues limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

   In 1978, the Capital Debt Affordability Committee was created to study the State's debt structure and to recommend maximum limitations on annual debt authorizations so that the State's bond ratings can be maintained. Although the recommendations of the Committee are not binding on Maryland's General Assembly, the amounts of annual general obligation bond authorization effective for 1997 were within the limits established by the Committee. For Fiscal Year 1997, new general obligation bond authorizations totaled $399,991,000 (net of deauthorization of $12.1 million from prior projects).

   During Fiscal Year 1997, the following new general obligation bonds were issued by the State of Maryland: $170 million on October 9, 1996 and $240 million on February 26, 1997. Outstanding general obligation bonds totaled $2.860 billion in 1996 and $3.025 billion in 1997. In addition, the State Department of Transportation and the Maryland Transportation Authority had $935.6 million and $391.9 million, respectively, in outstanding limited obligation bonds at the close of Fiscal Year 1997.

   General obligation bonds totaling $415 million were authorized for the Fiscal Year 1998 budget, consistent with the State's Capital Debt Affordability Committee. General funds in the capital budget total $78.2 million for Fiscal 1998. The use of general funds to supplement the capital budget is generally limited to certain programs which cannot be prudently funded with tax-exempt bonds. Federal funds in the capital budget total $17.6 million. In Fiscal 1998, these monies will be used primarily for prison construction, developing Canal Place in Cumberland and construction of military facilities for National Guard units. Special funds in the capital budget total $184.6 million and consist of dedicated revenues for improvements such as open space, agricultural land preservation and law enforcement training facilities. Revenue bonds total $45 million in Fiscal 1998 and are designated for capital improvements to academic facilities at the University of Maryland system and for local governments to fund infrastructure and environmental improvements.

   The Committee has authorized $430 million in new general obligation bonds for Fiscal Year 1999. An additional $11.6 million from projects that have been completed, canceled or rescheduled is expected to be deauthorized and used for other purposes.

    Ratings. The general obligation bonds of the State of Maryland have been rated by Moody's Investors Service, Inc. as Aaa; by Standard & Poor's Rating Services as AAA; and by Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) as AAA, making Maryland one of several states with three triple-A ratings.

                           Massachusetts Risk Factors

   Economic Outlook. The fiscal health of the Commonwealth of Massachusetts remains strong, following its recovery from recession and excessive government spending in the late 1980's. Growth will continue through the second half of Fiscal Year 1998 and Fiscal Year 1999 at a modest annualized growth rate of about 2.1%.

   Economic growth at the national level has been mirrored in Massachusetts, where over 373,000 jobs have been created since the low point of the recession in 1991. The unemployment rate in the Commonwealth has fallen almost consistently from its peak of 9.6% in early 1991 to 3.6% in January 1998, one of the lowest rates for any large industrial state. The unemployment rate in January 1998 was 4.7% for the nation as a whole and 4.1% in New England. Total nonfarm employment (seasonally adjusted) is also at an all-time high, growing by 91,300 during 1997 to 3,173 million.

   Improvements in the employment picture have had a positive impact on personal income for Massachusetts residents. On average, personal income growth has been among the highest in the nation, outpacing the rate of growth in the national economy in most quarters since 1991. During Fiscal Year 1997, Massachusetts personal income grew by 6.0%, down slightly from 6.2% in Fiscal 1996. Growth in personal income is expected to decline from the Fiscal 1997 rate to approximately 5.7% in Fiscal 1998. Personal income is also expected to fall in Fiscal Year 1999 to 4.3-4.5% and remain at that rate through the next few years. Unemployment is projected at 3.7% through Fiscal Year 1998 and to remain steady at 3.7-3.9% annually through 2000.

   The Commonwealth is the third most densely populated state according to the 1990 census, but it experienced only a modest increase in population from 1980 to 1990, growing at a rate which is less than one-half the rate of increase in the United States population as a whole. Economic risks for Massachusetts include a shortage of skilled labor, low net population growth that may constrain job creation, as well as the prominence of the financial services industry coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

   Massachusetts has a diversified economic base which includes traditional manufacturing, high technology and service industries, served by an extensive transportation system and related facilities. The service sector, at approximately 34.3% of the state work force, is the largest sector in the Commonwealth's economy. Although the manufacturing and trade sectors experienced large decreases in employment in recent years, in 1997 these sectors rebounded with growth rates of 2.3% and 3.0%, respectively, the largest annual increase since the mid-1980's. At the same time, there has been a reversal of the dramatic growth which occurred during the 1980's in the finance, insurance and real estate sector and in the construction sectors of the Massachusetts economy.

   The Commonwealth has a very full public construction agenda which is expected not only to improve mobility, but also to provide a substantial number of construction and related employment opportunities. These projects include the $6 billion Central Artery/Tunnel project involving the construction of a third tunnel under Boston Harbor linking the MassPike and downtown Boston with Logan International Airport, and the depression into tunnels of the Central Artery that traverses the City of Boston. Federal funds are expected to cover approximately 90% of the cost of this project. The Central Artery/Tunnel project is expected to employ approximately 5,000 on-site workers and 10,000 auxiliary workers during the peak years of construction in the mid-1990s.

   Revenues and Expenditures. The financial condition of the Commonwealth during Fiscal Year 1997 reflects the recovery which began early this decade. Massachusetts' revenues exceeded expenditures for the seventh consecutive year. In addition, during Fiscal Year 1997, the Commonwealth was able to retire the last of its 1990 fiscal recovery bonds: the September 1990 $1.455 billion bond sale, the seventh largest municipal bond issue in history, was a response to a $1.9 billion budgetary deficit.

   During 1997, the Massachusetts Legislature enacted a law to raise the statutory ceiling on the Commonwealth's Stabilization (or "rainy day") Fund from 5% of tax revenues to 5% of total budgetary revenue. Including the Fiscal Year 1997 deposit of $234.3 million, the fund's balance at the middle of Fiscal 1998 stands at $799.3 million, in marked contrast to the zero balance carried in the fund during Fiscal 1990. Also in Fiscal 1997, a separate $229.8 million capital investment trust, funded with surplus revenue instead of bonded debt, was established to address immediate capital needs. Moreover, the Commonwealth passed legislation to reserve a one-time Fiscal 1997 federal welfare-revenue windfall as a safeguard against future caseload increases.

   An expanding economy translates directly into a broader tax revenue base. Increased employment, income, housing starts, and business activity directly impact sales, personal income, corporate, deeds, and other tax collections. In Fiscal 1997, sales tax collections were up 10.2%, and income tax revenues increased to $7.18 billion, up by 7.1% or $475 million over Fiscal 1996. In the aggregate, tax revenues totaled $12.865 billion in Fiscal 1997, up $815 million or 6.8% from Fiscal 1996. According to the December 1997 Comprehensive Annual Financial Report, Fiscal 1997 closed with a $1.1 billion balance in budgeted funds.

   Through December 31, 1997, Fiscal Year 1998 tax revenue collections totaled $6.147 billion, up $341 million or 5.9% from the same period in Fiscal 1997. The Commonwealth's Department of Revenue projects that total tax receipts for Fiscal 1998 will reach $13.154 billion, an increase of 2.25% over Fiscal 1997. The change is lower than the projected tax-base growth of 5.2% because of six recent tax law changes and the implementation of six others approved in prior fiscal years. Spending in Fiscal 1998 is projected to total $18.150 billion, a 2.9% increase over Fiscal 1997.

   Fiscal Year 1999 total revenues are projected to be $18.961 billion. Non-tax revenues are expected to reach $5.297 billion, a 5.3% decrease from Fiscal 1998. For the tax revenue base, the Department of Revenue projects a slowing in the growth rate based upon the assumption of moderate economic growth and low inflation. In Fiscal 1999, the tax revenue base is expected to increase 4.9%, as compared to 5.2% in Fiscal 1998 and 8.5% in Fiscal 1997. Total tax revenues for Fiscal 1999 are estimated at $13.665 billion, which reflects a 3.9% increase over projected Fiscal 1998 revenues and a reduction of $244.8 million due to proposed tax cuts. Proposed spending reflects a modest increase of 3.4% in Fiscal 1999, directed largely to increased funding for local aid, education and health care. Fiscal 1999 total expenditures are projected to be $19.06 billion, a 3.4% increase over projected Fiscal 1998 expenditures.

   Important proposals for Fiscal 1999 include reducing the tax rate for "earned" income from 5.95% to 5% over the next three years, reducing the tax rate for "unearned" income from 12% to 5% over the next five years, creating personal income tax credits and exemptions to encourage saving for higher education, creating an exemption from capital gains taxes on the sale of a principal residence, and creating a personal income tax exemption for providing care to elderly relatives.

   Much of the Commonwealth's fiscal difficulties in the late 1980's stemmed from an escalation in state borrowing to balance operating shortfalls with bonded debt. Massachusetts' current debt-management policy has resulted in a drop in the percentage growth of outstanding general obligation debt from 29% in Fiscal Year 1991 to 2% in Fiscal 1997. The average annual increase in the growth of debt for Fiscal Years 1998 through 2002 is projected at only 3.3%, despite the burden of finishing construction of the Central Artery/Tunnel Project, scheduled for completion in 2004.

    Ratings. Standard & Poor's Ratings Services raised its rating of general obligation bonds of the Commonwealth of Massachusetts from A+ to AA- in October 1997. The Moody's Investors Service, Inc. rating has remained at A1 since November 1994, and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) raised its rating from A+ to AA- in January 1998.

                              Michigan Risk Factors

   Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to 17.9 percent in 1990 and to 15.2 percent in 1997, durable goods manufacturing still represents a sizable portion of the State's economy. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units.

    In July 1995, Moody's Investors Service, Inc. raised the State's general obligation bond rating to "Aa". In January 1998, Standard & Poor's raised its rating on the State's general obligation bonds to "AA+". In April, 1998, Fitch IBCA, Inc. raised its rating on the State's general obligation bonds to AA+.

   The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe. In addition, as described in the State's comprehensive annual financial report on file with the Nationally Recognized Municipal Securities Information Repositories, the State is party to a number of lawsuits and legal actions, some of which, if determined adversely to the State, could have a materially adverse impact on the State's finances.

   In recent years, the State of Michigan has reported its financial results in accordance with generally accepted accounting principles. For each of the last five fiscal years, the State ended the fiscal year with its General Fund in balance after transfers in most of those years from the General Fund to the Budget Stabilization Fund. The balance in the Budget Stabilization Fund was $1.15 billion as of September 30, 1997, including a reserve of $572.6 million for educational expenses described in the next paragraph. In all but one of the last five fiscal years, the State has borrowed between $500 million and $900 million for cash flow purposes. It borrowed $900 million in each of the 1996, 1997 and 1998 fiscal years.

   In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts from the Budget Stabilization Fund (i) an additional $32 million per year in the years 1998-99 through 2007-08, and (ii) up to an additional $40 million per year in the years 1998-99 through 2012-13.

   The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. In order to comply with this requirement, the State refunded approximately $113 million through income tax credits for the 1995 calendar year.

   On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales tax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues, some of which is provided from other new or increased State taxes. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

   In addition, the State Legislature in 1995 adopted a package of state tax cuts, including a phase out of the intangibles tax, an increase in exemption amounts for personal income tax, and reductions in single business tax.

   Although all or most of the Bonds in the Michigan Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, while total State revenue sharing payments have increased in each of the last five years, the State did reduce revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

   The Michigan Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

                             Minnesota Risk Factors

   Minnesota's economy continued to out perform the national averages during 1996-97. The annual unemployment rate in Minnesota has been below the U.S. every year since 1985. In November 1997, the state's unemployment rate, on a seasonally adjusted basis, stood at 2.8%, down 1.2 percentage points from the 4.0% observed one year earlier. That unemployment rate was well below the national rate of 4.6%. From November 1996 to November 1997, Minnesota's economy added 53,700 jobs, an increase of 2.2%. This is comparable to the national increase of 2.4%. Services accounted for 41.3% of Minnesota's over-the-year growth, adding 22,200 jobs. Of the major industries, only mining experienced a decrease in employment over the year, down 200 jobs.

   Construction continues to boast the highest growth rate of the major industries, up 4.6%. Minnesota continues to outpace the nation in construction employment growth, whose growth rate was 3.6% from November 1996 to November 1997. During this time period, employment in the manufacturing sector rose 2.2%, up 9,500 jobs. The national rate was 0.8%.

    In 1996, Minnesota's per capita personal income rose to $25,663, an increase of 6.7% from 1995. The U.S. increase for 1996 was 4.6%.

   Personal income in Minnesota is now estimated to have grown at a 6.6% annual rate during fiscal year 1997, well above the national average of 5.3%. Wage growth was strong, but as in neighboring Midwestern states, all of whom also had strong growth in personal income, the agricultural sector was a major contributor. Prices were higher than average, yields were strong, and federal farm program payments under the 1996 farm bill were much larger than they would have been under the previous program.

   Personal income in Minnesota is forecast to grow by 5.0% during the 1998 fiscal year, slightly below the average rate forecast for the nation. Payroll employment is expected to grow at a 2.1% annual rate, consistent with the national average. Wage and salary income growth, however, is projected to lag the national average rate as states outside the Midwest also begin to feel labor market pressures and part-time workers elsewhere increase their hours to, or beyond, the levels they desire. Farm income in the 1998 fiscal year is also forecast to be down from the high levels reported during fiscal year 1997 since commodity prices have returned to more normal levels.

   Minnesota's fiscal period is a biennium. General Fund revenues and transfers-in totaled $10.202 billion for fiscal year 1997, up 6.1% from those for fiscal year 1996. Actual total resources were $11.546 billion. General Fund expenditures and transfers-out for the year totaled $9.551 billion, a decrease of almost 1% from the previous year. Of this amount, $3.3 billion went to education, children and families. The actual ending balance for fiscal year 1997 was $1.995 billion, $364 million higher than forecast. Much of the unexpected growth was due to higher than anticipated capital gains realizations in 1996.

   The top three revenue producers of the State's $11.546 billion total resources were: individual income tax at $4.768 billion, sales tax at $3.03 billion, and non-dedicated revenue at $974.4 million. These three sources comprised approximately 41%, 26% and 8.5%, respectively, of the total resources.

   As of November 1997, revenues for the 1998-99 biennium are forecast at $21.045 billion, a 3.6% or $729 million increase from end of the session estimates. The higher revenue base for Fiscal Year 1997 and a slight improvement in the outlook for Minnesota's economy were the major sources of additional revenue. The reduction in the federal capital gains tax rate is expected to encourage investors to realize profits more rapidly than in the past, further adding to state revenues. Expenditures and transfers for the biennium are estimated at $20.669 billion, leaving a budgetary balance of $1.360 billion. Expenditures are $256 million (1.2%) below earlier estimates. Slower growth in human services spending accounts for nearly all of the forecast expenditure savings. The available general fund balance at the end of the biennium is projected at $453 million.

   General Fund debt service for the 1998-99 biennium is estimated to be $581 million. This amount is for funding outstanding general obligation bonds, new bonds to be sold for currently authorized projects and a projected capital budget of $500 million in the 1998 legislative session.

   The State's budget reserve for the 1998-99 biennium is doubled to $522 million (an increase from $233.5 million in fiscal year 1997) or 5% of fiscal year 1999 spending to protect against economic uncertainty.

   The state issued $170.0 million of new general obligation bonds, and $172.1 million of general obligation bonds were redeemed during 1997, leaving an outstanding balance of $2.2 billion. General obligation bonds authorized but unissued as of June 30, 1997 were $912.6 million.

   Minnesota Statutes, Section 16A.641 provides for an annual appropriation for transfer to the Debt Service Fund. The amount of the appropriation is to be such that, when combined with the balance on hand in the Debt Service Fund on December 1 of each year for state bonds, it will be sufficient to pay all general obligation bond principal and interest due and to become due through July 1 in the second ensuing year. If the amount appropriated is insufficient when combined with the balance on hand in the Debt Service Fund, the state constitution requires the state auditor to levy a statewide property tax to cover the deficiency. No such property tax has been levied since 1969 when the law was enacted requiring the appropriation. In fiscal year 1996, total operating transfers to the Debt Service Fund were $277.522 million.

   The Governor's budget recommends a General Fund appropriation of $545.6 million for fiscal year 1998-99 for debt service on bonds sold for existing authorizations, bonds authorized but unissued, and new bonds anticipated to be authorized in the 1998 legislative session. This amount represents 2.8% of total general fund spending. The Governor also proposed $16.6 million be appropriated to pay remaining state claims from the Cambridge Bank Litigation judgment, rather than issuing additional revenue bonds for this purpose.

   In May 1996, Moody's Investor Services upgraded Minnesota's general obligation bond rating to Aaa. In August 1997, Standard & Poor's raised the state's general obligation bond rating to AAA from AA+. Fitch's rates Minnesota bonds at AAA.

                              Missouri Risk Factors

   The following discussion regarding constitutional limitations and the economy of the state of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.

   As a major manufacturing, financial, and agricultural state, Missouri's economic health is tied closely to that of the nation. The economic outlook is for continued improvement in fiscal year 1998. Missouri's personal income, which directly impacts individual income tax and sales tax, rose at a 5.9% rate during fiscal year 1997. Personal income in 1996 grew 5.6%. The Missouri economy has produced exceptional job growth over the past three years. Missouri's employment stood at 2.8 million as of November 1997, an increase of over 317,000 since January of 1993. At the end of November 1997, the state unemployment rate was 3.5% which compares favorably to the national unemployment rate of 4.3%.

   Agriculture is a significant part of Missouri's economy with an industry of approximately $5.0 billion in Fiscal Year 1997. Missouri is among the nation's leading livestock producers, with livestock and related products accounting for $2.5 billion of the state's agricultural receipts in Fiscal Year 1997.

   Balancing Missouri's budget in fiscal year 1997 was achieved through sound financial management. The growing economy produced general revenues that were better than projected. The Governor and General Assembly adopted a conservative State budget meeting mandated expenditure increases and providing limited funding for new and expanded program. In future years, Missouri will focus on controlling the growth of mandatory programs though welfare reform, managed care, and cost-effective alternatives. Major funding priorities include education, corrections, economic development, mental health, children's services, and repairs and upgrades to existing state facilities.

   The State of Missouri completed fiscal year 1997 in sound financial condition due to strong revenue collections and efficient management of State programs. Net general revenue collections increased over fiscal year 1996 due to a strong national and state economy. Expenditures were lower than anticipated in fiscal year 1997 as prudent state agency managers did not use all available spending authority. General revenue collections in fiscal year 1997 were $5,843.4 million, 7.4% above fiscal year 1996 collections. General Revenue expenditures in fiscal year 1997 for the operating budget were $5,926.1 million. The fiscal year 1998 budget is conservatively based upon general revenue collections of $6,029.6 million.

   Preliminary calculations made pursuant to Article X of the Missouri Constitution show that total state revenues for Fiscal Year 1997 exceeded the total state revenue limit by $318.8 million. Therefore, in accordance with
Article X, the entire amount of excess revenues will be refunded to Missouri income taxpayers in calendar year 1998. The Office of Administration projects that total state revenues will exceed the total state revenue limit by approximately $125 million in Fiscal Year 1998. The Office of Administration projects that revenues will not exceed the revenue limit in Fiscal Year 1999 if the Governor's recommended tax reductions of $120 million are enacted. Together with the 1997 tax cut, this brings the total tax reduction for Fiscal Year 1999 to $375 million.

   The State ended fiscal year 1997 with an ending balance (surplus) of $49.5 million for the General Revenue Fund. An appropriation of $86.55 million was transferred to the Budget Stabilization Fund to bring that Fund to 2.5% of net general revenue collections. The ending General Fund balance for fiscal year 1998 is projected at $172.4 million.

   Missouri will continue to see reduced desegregation costs. Federal court-ordered payments for the St. Louis and Kansas City desegregation plans were $254.9 million in fiscal year 1997 which is about 3.9% of the State's general revenue budget. The estimate for fiscal year 1998 is $255.9 million. In Fiscal Year 1999, ongoing savings totaling $91.7 million from Kansas City and $2.1 million from St. Louis have been used to boost state aid to all Missouri schools. In addition, cumulative one-time savings of $77.8 million have been redirected to Missouri schools. State law requires that desegregation savings go toward the school foundation formula.

   As of December 31, 1997, the state has spent $3.1 billion on the desegregation cases in St. Louis and Kansas City. At the end of Fiscal Year 1998, that total will reach an estimated $3.2 billion. The appropriation for Fiscal Year 1998 is $264 million and the revised estimate is $255.9 million. Desegregation expenditures, court orders, and other developments are continually monitored to provide the best possible anticipation and forecast of future costs.

   State desegregation costs could significantly be affected by a state determination of liability for costs incurred by the Special School District for Phase I part-time transfer students. If a liability is determined, amounts from retroactive claims and accrued interest (if any), could be significant. For Kansas City, under the terms of a settlement agreement approved by the federal district court on March 25, 1997, state court-ordered desegregation payments will end in Fiscal Year 1999. The payment schedule is $110 million, $105 million and $99 million for Fiscal Year's 1997, 1998 and 1999, respectively.

   Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the State is limited to the amount approved by popular vote plus the amount of $1 million. Total general obligation bonds issued as of November 30, 1997, was $1,147.4 million of which $979.4 was outstanding. As of November 30, 1997, total revenue bonds issued was $148.5 million with $114.68 million outstanding. Total state indebtedness as of November 30, 1997, was $1,624,746,207 with $1,289,911,009 outstanding.

   As of January 1, 1998, $194,465,000 principal remains outstanding of the $200,000,000 issued fourth state building bonds (approved in August 1994); and $128,590,000 principal remains outstanding of the $439,494,240 issued water pollution control bonds (both amounts excluding refunding issuances). With the final $75 million issuance on December 1, 1987, all $600 million in third state building bonds authorized by Missouri voters in 1982 were issued. With the final issuance in fiscal year 1998, Missouri will have issued all $250 million in fourth state building bonds authorized by Missouri voters.

   In fiscal year 1997, Missouri invested a total of $276.5 million in its capital assets with appropriations for maintenance and construction projects throughout the State. Appropriations for fiscal year 1998 are estimated at $237.6 million. Capital improvements of $192.5 million are recommended for fiscal years 1998-99 biennial budget. Of this amount, $20.8 million is for vital maintenance and repairs to state-owned facilities to initiate the voter-approved maintenance funding mechanism. Also included is $171.8 million for planning, major renovation, new construction, land acquisition, and other improvements. Amounts are designated to prison construction, projects at elementary and secondary education institutions, and facilities for veterans.

   The State's general obligation bond issues received triple "A" ratings from Moody's Investors Service, Inc., Standard & Poor's Rating Group, and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.). Missouri is one of only eight states that have this rating from all three rating organizations. Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Missouri Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Missouri Trust to pay interest on or principal of the Bonds.

                              Nebraska Risk Factors

   Labor Force and Unemployment. Preliminary data from the State Department of Labor show the Nebraska labor force totaled a seasonally adjusted 923,732 in January 1998, or 2.3% more than a year earlier. The annual average Nebraska unemployment rate has been among the lowest in the nation for the last seven years. In January 1998, Department of Labor data show the Nebraska seasonally adjusted unemployment rate was 1.8%, compared to a national average of 4.7%.

    The annual average Nebraska unemployment rate was 2.6% in 1993, 2.9% in 1994, 2.6% in 1995, 2.9% in 1996, and 2.6% in 1997; compared to 6.8%, 6.1%,
5.6%,
5.4%, and 4.9% overall in the United States.

   Job Growth. Growth in non-farm payroll employment in Nebraska has generally been positive in recent months and years. From January 1997 to January 1998, preliminary U.S. Department of Labor data indicate that non-farm payroll employment increased by approximately 31,800 in Nebraska, or by 3.8%. In January, the number of jobs totaled an estimated 859,100.
   In 1992, the average number of Nebraska non-farm payroll jobs was 750,100. That number increased 2.3% to 767,200 in 1993; 3.8% to 796,100 in 1994; 2.4% to
816,300 in 1995; 2.2% to 834,800 in 1996; and 2.5% to 855,800 in 1997. Over the
same period, U.S. non-agricultural employment increased 1.9% in 1993; increased 3.1% in 1994; increased 2.7% in 1995; increased 2.0% in 1996; and increased 2.3% in 1997.

   Manufacturing Job Growth. Manufacturing jobs have grown in Nebraska in recent years, while generally declining nationally. Nebraska manufacturing jobs totaled an estimated 117,500 in January 1998, or 2.8% more than a year earlier.

   The number of manufacturing jobs in Nebraska averaged 103,800 in 1993 (a 3.1% increase over 1992); increased to 108,800 in 1994 (4.8%); increased to 112,200 in 1995 (3.1%); increased to 113,600 (1.1%) in 1996; and increased to 116,000 in
1997 (2.1%). Overall in the United States, the number of manufacturing jobs declined 0.2% in 1993; increased 1.4% in 1994; increased 0.8% in 1995; decreased 0.4% in 1996; and increased 0.4% in 1997.

   Income. Nebraska's per capita income has historically been below the average of United States, although the gap has closed in recent years. In 1991, Nebraska per capita income was 92.2% of the national average; in 1996, it was 95.1%.

   Per capita personal income in the state grew from $19,284 in 1992 to $19,714 in 1993, a 2.2% increase; to $20,526 in 1994, a 4.1% increase; to $21,450 in
1995, a 4.5% increase; and to $23,047 in 1996, a 7.4% increase. From 1995 to 1996, national per capita income grew from $23,196 to $24,231, a 4.5% increase. Total personal income in Nebraska increased 8.3% in 1996, or from $35,161,000,000 in 1995 to $38,075,000,000 in 1996. That was above the national growth rate of 5.4%.

   Cost of Living. The cost of living in Nebraska is generally below the national average. In a cost of living index, where the national average is 100.0, the five Nebraska communities surveyed averaged a composite index of 95.4 in the third quarter of 1997. In individual cost of living sectors, the Nebraska communities scored below the national average in the indices for health care and miscellaneous goods and services. Omaha was below the national average in every category; Lincoln was below in every category except housing. The non-metropolitan cities of Grand Island and Hastings were below in every category; Scottsbluff-Gering was above for grocery items, utilities, and transportation.

   Population. With Nebraska's economic gains in recent years have come population increases through positive net migration. Reversing a period of net out-migration from 1974 to 1990, an estimated 20,509 more people moved to Nebraska than left between 1990 and 1996. Natural increases (births exceeding deaths) also helped boost the state's total population from the 1,578,417 recorded in the 1990 Census to an estimated 1,652,093 in 1996. A 1996 county-level population estimate shows growth in over half (48) of Nebraska's 93 counties between 1990 and 1996, compared to only ten counties between 1980 and 1990.

   Economic Future. The Bureau of Business Research of the University of Nebraska-Lincoln estimates that annual average non-farm employment in the state will grow 2.2% in 1997; 2.0% in 1998; and 1.9% in 1999. Non-farm personal income is expected to grow 6.3% in both 1997 and 1998; and 6.2% in 1999. Largely because of income growth, total taxable retail sales will grow about 5.4% in 1997; 5.3% in 1998; and 5.6% in 1999. Thus, as in the recent past, steady growth will characterize the Nebraska economy in the near future.

   Fiscal year 1997 started with a beginning cash balance of $247.8 million, and after carryover obligations of $118.5 million, the unobligated beginning balance was $129.4 million. Fiscal year 1998 started with a beginning cash balance of $355.3 million, and after carryover obligations of $84.0 million, the unobligated beginning balance was $271.3 million.

    Total net receipts are estimated to be $2,068.0 million for fiscal year 1998 and appropriations are projected at $1,979.8 million. The ending balance in the general fund for fiscal year 1998 is projected at $260.0 million.

   For Fiscal Year 1999, total estimated net receipts are $2,204 million, a 6.6% increase over fiscal year 1998. Appropriations are projected at $2,169.6 million, a 9.5% increase over fiscal year 1998. The general fund ending balance for Fiscal Year 1999 is expected to be $135.8 million, with a cash reserve of $156.8 million.

   In 1997, an income tax cut was enacted. In 1998, the income tax cut was made permanent. The initiative established a permanent reduction in tax rates, an on-going deduction for health insurance premiums for those who are self-employed and a permanent $10 increase in the personal exemption. This results in a $24 million revenue reduction in fiscal year 1999 and a $70 million revenue reduction annually thereafter.

                             New Jersey Risk Factors

   New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,071 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1995, the State ranked second among the states in per capita personal income ($29,248).

   The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989, employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

   The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 4.9% in December 1997, which is higher than the national average of 4.6% in December 1997. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.

   Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1996, there was a total authorized bond indebtedness of approximately $10.31 billion, of which $3.69 billion was issued and outstanding, $4.76 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.86 billion was unissued. The appropriation for the debt service obligation on such outstanding indebtedness is $446.9 million for Fiscal Year 1997.

   New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of Fiscal Year 1993, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $937.4 million. At the end of Fiscal Year 1994, there was a surplus in the general fund of $926.0 million. At the end of Fiscal Year 1995, there was a surplus in the general fund of $569.2 million. It is estimated that New Jersey closed its Fiscal Year 1996 with a surplus of $442 million and Fiscal Year 1997 with a surplus of $276.2 million.

   In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

   The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

   The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

   The Florio administration had contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation, the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion is proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

   Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions ranging from 1% up to 10% in income tax rates took effect. Governor Whitman recently signed into law further reductions up to 15% for some taxpayers effective January 1, 1996, completing her campaign promise to reduce income taxes by up to 30% within three years for most taxpayers.

   In June 1997, Governor Whitman signed the New Jersey Legislature's $16.8 billion budget for Fiscal Year 1998. The balanced budget, which includes $442 million in surplus, is $800 million more than the 1997 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect estimated tax revenues.

   Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds; the hospital assessment authorized by the Health Care Reform Act of 1992; the State's role in a consent order concerning the construction of a resource facility in Passaic County; the State's actions regarding alleged chromium contamination of State-owned property in Hudson County; the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy; the State's funding formula that attempts to close the spending gap between poor urban school districts and wealthy suburban districts; the use by the State of assessments on certain insurers to retire debt of the Market Transition Fund, the manner in which mental health services are provided to inmates with serious mental disorders who are confined within the facilities of the Department of Corrections; the spousal impoverishment provisions of the Medicare Catastrophic Coverage Act; Medicaid hospital reimbursements since February, 1995; and the efforts to revitalize Atlantic City through the design and construction of a highway and tunnel. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

   At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

   Debt Ratings. For many years prior to 1991, both Moody's Investors Service, Inc. and Standard and Poor's Corporation had rated New Jersey general obligation bonds "Aaa" and "AAA," respectively. On July 3, 1991, however, Standard and Poor's Corporation downgraded New Jersey general obligation bonds to "AA+." On June 4, 1992, Standard and Poor's Corporation placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the unexpected denial by the Federal Government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the current budget must be closed before the new budget year began on July 1, 1992. Standard and Poor's Corporation suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability. On July 6, 1992, Standard and Poor's Corporation reaffirmed its "AA+" rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. Standard & Poor's Corporation was concerned that the State was entering the 1993 fiscal year that began July 1, 1992, with a slim $26 million surplus and remained concerned about whether the sagging State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, S&P announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. S&P reaffirmed its "AA+" rating at the same time.

   On August 24, 1992, Moody's Investors Service, Inc. downgraded New Jersey general obligation bonds to "Aa1," stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist. On August 5, 1994, Moody's reaffirmed its "Aa1" rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and, on the negative side, a continued reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance.

                             New Mexico Risk Factors

   Major industries in the State are energy resources, services, construction, trade, tourism, agriculture-agribusiness, manufacturing, mining, and government. From 1995-96, the value of construction contracts increased 4.9% to $2.2 billion. In 1996, the total of gas and oil sales was $4.45 billion, a dramatic increase of 41% from 1995. In 1995, the value of mineral production (i.e., crude petroleum, natural gas, uranium, and coal) was approximately $4.9 billion, with figures showing an increase for 1996. Major federally funded scientific research facilities at Los Alamos, Albuquerque and White Sands are also a notable part of the State's economy.

   The State has a thriving tourist industry which has slowed since 1995. In 1996, there were approximately 2.18 million visits to national parks and about
5.0 million visits to State parks. According to the New Mexico Department of Labor, the State's tourist industry generated about $2.1 billion in revenue and more than 66,000 jobs. Total gross receipts for hotels and other lodging places increased 3.4% in 1996, compared with a 1.4% decrease in 1995. Yet, visits to New Mexico's national parks and monuments, affected partly by federal government shutdowns in the fall and winter, dropped 3.1% in 1996.

   Agriculture is a major part of the State's economy, producing an estimated $1.468 billion in 1996. This was a 3.8% increase from 1995. As a high, relatively dry region with extensive grasslands, the State is ideal for raising cattle, sheep, and other livestock. Livestock receipts increased 2.8% from 1995-96, to $991 million. This was after a 3.0% decrease from 1994-95 due to significant declines in prices for beef cattle and calves. Because of irrigation and a variety of climatic conditions, the State's farmers are able to produce a diverse assortment of quality products. The State's farmers are major producers of alfalfa hay, wheat, chile peppers, cotton, fruits, and pecans. Crop revenues in 1996 rose 5.7% to $478 million. Agricultural businesses include chile canneries, wineries, alfalfa pellets, chemical and fertilizer plants, farm machinery, feed lots, and commercial slaughter plants.

   New Mexico economic growth definitely slowed in 1996. Nonagricultural employment growth was a mere 1.7%, following growth rates of 3.8% in 1995, 5.0% in 1994 and 4.1% in 1993. In addition, the rapid growth of New Mexico's population, at 12.7% from 1990-96 compared to only 6.7% for the nation, has had a negative impact on per capita income. New Mexico ranked 48th of the 50 states and the District of Columbia in per capita income in 1996, at $18,803. Personal income was only up 4.8% in 1996 after increases in the 6.0% to 8.5% range from 1993 to 1995. Real disposable income growth was similarly restrained, falling to 2.1% in 1996, following gains in the 3.5-6.0% range for the previous three years. The increase in total gross receipts came to 7.0%, again down from previous years, and, after remaining stable at 6.3% in 1994 and 1995, the New Mexico unemployment rate was a very high 8.1% in 1996. However, as of November 1997, the state's unemployment rate dropped to 6.1%. In comparison, the national unemployment rate as of November 1997 was 4.6%.

   Causes for the slowdown can be traced to developments in several sectors of the economy. Construction, particularly, was an important factor. After an increase of 6.0% in 1995, construction employment declined 3.2% in 1996 due to the completion of numerous large construction projects, including the Intel expansion and the Cottonwood Mall, and a number of public works projects funded by the 1994 New Mexico Legislature, as well as a large drop in housing construction. A significant drop in services sector employment, although mitigated by other factors, also contributed, as did a weak mining sector which declined 3.1% after a 1.3% increase in 1995. Government activities were also a factor. At the federal level, layoffs at Los Alamos National Lab and the switchover from F-111 to F-16 aircraft at Cannon Air Force Base in Clovis cost the state more than 1,000 jobs beginning in the last part of 1995 and carrying through 1996, with federal government employment falling 3.3% for the year. Adjustments at Cannon may continue through 1997. At the state level, an austerity program reduced state government employment by 1.7% in 1996. Finally, a relatively dry winter had an adverse effect on the state's ski areas and therefore on the tourism sector.

   In 1996, employment in the government sector increased 2.8%, a larger gain than any other sector except finance/insurance/real estate which reported an increase of 4.7%. Services, usually the fastest growing sector in the economy, managed only a 2.0% employment increase. This sector was significantly affected by a reclassification from services and other sectors to the local government sector of employees of enterprises owned by Indian tribes and tribal government. Without this reclassification, the 1996 growth rate would have been close to 4.5%. In the trade sector, a weak tourism year and slow growth in real disposable income resulted in a small trade employment growth of only 0.9%, the lowest since 1991.

   The outlook for the New Mexico economy is for moderate income and employment growth through 1998. Employment is projected to grow slightly faster than in 1996. Nonagricultural employment growth is estimated at 2.1%, close to the national average, while personal income is expected to increase 4.7% in 1997, also close to the national average. Real disposable income growth will remain close to 2.5% through 1998.

   Strength in New Mexico's economy over the next several years will be confined primarily to services and manufacturing. Services employment is estimated to rise 3.2% and manufacturing employment is predicted to grow 4.6% in 1997.

   Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

   Fiscal Year 1996-1997. For the Fiscal Year ending June 30, 1997, recurring revenue totaled $2.964 billion, an increase of 5.5% over the previous fiscal year. Total General Fund Revenue was $3.033 billion, up 10% from fiscal year 1996. In general, weakness in broad-based taxes was offset by strength in revenue related to the production of natural gas and crude oil.

   Preliminary results for fiscal year 1998 show recurring appropriations at $2.999 billion, up 4.7% from the previous fiscal year. Nonrecurring appropriations for fiscal year 1997 were $85.2 million, and are estimated at $4.4 million for fiscal year 1998. The net transfer necessary from the operating reserve was $15.2 million and is within the $30 million transfer authority authorized by the 1996 legislature.

   The 1996 legislature also established the risk reserve fund within the general fund. General fund balances including the risk reserve fund are projected to total $231.6 million. Without the risk reserve, balances would be $95.4 million. The fiscal year 1997 balance in the operating reserve was $80.8 million, or only 2.7% of fiscal year 1997 total revenue.

    Disaster allotments from the appropriation contingency fund totaled $5.1 million, and the ending balance in the appropriation contingency fund is $9.4 million.

   Fiscal Year 1997-1998. General Fund recurring revenue is projected to reach $3.08 billion in fiscal year 1998, a 4.0% increase over fiscal year 1997. When nonrecurring revenue is included, total General Fund receipts will reach $3.13 billion of recurring revenue and $3.14 billion total revenue, increases of 1.5% and 0.3%, respectively. Current and projected growth in recurring revenue is slow when compared to the 1993 and 1995 period. Slow growth is largely attributable to declines in severance-related taxes and declines in revenue from rents and royalties. Lower natural gas and oil prices are responsible for stagnation in severance-related taxes which are expected to grow only 0.9% in fiscal year 1998 and decline by 13.7% in fiscal year 1999. Gross receipts taxes will grow in fiscal year 1998 by 5.0% and income taxes will increase by 7.4%. The growth in income taxes is augmented by increased capital gains realizations due to new federal legislation. Nonrecurring revenue will decline 37.5% in fiscal year 1998 and an additional 79.1% in fiscal year 1999. Fiscal year 1997 nonrecurring revenue was attributable to new estimated payments required for personal income tax purposes. Fiscal year 1998 nonrecurring revenue includes higher than usual reversions in the Medicaid program thanks to significant cost savings.

   Debt Administration. The principal sources of funding for capital projects by the State are surplus general fund balances, general obligation bonds, and Severance Tax Bonds. The 1994 Legislature authorized the largest capital program in the State's history, $383 million. The Executive Capital outlay recommendation for the 1998 session totals $265.9 million. These authorizations fund a broad range of State and local capital needs for various public school and higher education acquisitions as well as correction facilities, museum and cultural facilities, health facilities, State building repairs, water rights, wastewater and water systems, State parks, local roads, and senior citizens facilities projects.

   General Obligation Bonds. General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. For the fiscal year ended June 30, 1997, the total amount outstanding on General Obligation Bonds was $247,313,874. Of this amount, $42,018,874 is in interest.

   The State of New Mexico General Obligation Capital Projects Improvements Bonds Series 1997 in the principal amount of $64,825,000 are authorized by the 1996 Capital Projects General Obligation Bond Act (the "Act") passed by the State Legislature in 1996, have been approved by the voters in a statewide election in November 1996 and will be issued pursuant to a resolution of the State Board of Finance. General obligation bond recommendations for fiscal year 1998-99 total $83.3 million. Of this amount, $72.1 million is for public and higher education facilities, and $11.2 million is for statewide projects.

   Severance Tax Bonds. Severance Tax Bonds are not general obligations of the State and the State is prohibited by law from using the proceeds of property taxes as a source of payment of revenue bonds, including Severance Tax Bonds. The State Treasurer keeps separate accounts for all money collected as Severance Taxes, and is directed by State statute to pay Severance Tax Bonds from monies on deposit in the Bonding Fund. For the fiscal year ended June 30, 1997, the total amount outstanding on Severance Tax Bonds was $444,723,257. Of this amount, $58,953,257 is in interest.

   The Severance Tax Bonds, Series 1995A funds 55 projects for schools, local governments, universities, and State agencies. Total amount of principal and interest due on Series 1995-B and Series 1996-A as of June 30, 1997 is $66,176,318 and $47,067,458, respectively. Total amount of principal and interest outstanding as of June 30, 1997 for the Series 1997-A Refunding Bonds is $68,515,621. The Severance Tax Bond recommendation for the 1998 session totals $140 million. Of this amount, $68.6 million is for public and higher education facilities, $12.7 million is for adult corrections projects and facility purchase and $58.7 million is for other statewide projects.

   Severance taxes have been collected by the State since the adoption of the Severance Tax Act in 1937. Since 1959, certain severance tax receipts and certain other monies determined by the Legislature have been deposited into the Bonding Fund and used, in part, to retire bond issues which have funded a variety of capital improvements in the State. The main minerals extracted from the State which contribute the largest portion of Severance Tax revenues are natural gas, oil and coal. Severance tax collections totaled $181.6 million in fiscal year 1997 and are projected at $183.3 million for 1998.

   Moody's and S&P have assigned the bond ratings of "Aa1" and "AA+," respectively to General Obligation Bonds and "Aa" and "AA," respectively, to the Severance Tax Bonds, Series 1995A.

                              New York Risk Factors

   A resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

   Interest or gain from the New York Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

   Amounts paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York State and New York City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.

   For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of New York obligations.

   If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

   The Portfolio of the New York Trust includes obligations issued by New York State (the "State"), by its various public bodies (the "Agencies"), and/or by other entities located within the State, including the City of New York (the "City").

   Some of the more significant events relating to the financial situation in New York are summarized below. This section provides only a brief summary of the complex factors affecting the financial situation in New York and is based in part on Official Statements issued by, and on other information reported by the State, the City and the Agencies in connection with the issuance of their respective securities.

   There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

   (1) The State: The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

   The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. However, the State's 1995-96 budget reflected significant actions to reduce the burden of State taxation, including adoption of a 3-year, 20% reduction in the State's personal income tax. During 1996-97, New York led the nation in tax cuts, at 54.1%, bringing the total value of tax reductions in effect for the 1997 year to over $6 billion. Annual savings are intended to grow to $12 billion by 2001-02. When measured as a percentage of personal income, state-imposed taxes in New York should be below the national median in 1998. The budget for fiscal year 1998-99 proposes an additional $700 million in tax reductions.

   Slowdown of Regional Economy. A national recession commenced in mid-1990. Economic recovery started considerably later in the State than in the nation as a whole due in part to the significant retrenchment in the banking and financial services industries, downsizing by several major corporations, cutbacks in defense spending, and an oversupply of office buildings. In the last few years, New York has shown signs of economic resurgence. New York has gone from last in the nation in percentage of private sector employment growth to a level that is on par with the national average, gaining 250,000 private sector jobs since December 1994. Overall employment growth was close to 1.4% for 1997. National employment growth in 1997 was estimated at 2.3%. The New York economy in 1998 is expected to grow at about the same rate as in 1997. Many uncertainties exist in forecasts of both the national and State economies and there can be no assurance that the State economy will perform at a level sufficient to meet the State's projections of receipts and disbursements. Personal income is expected to increase 6.1% in 1997 and 4.5% in 1998.

   1997-98 Fiscal Year. The 1997-98 General Fund Financial Plan continues to be balanced, with a projected surplus of $1.83 billion. This will be the third consecutive budget surplus generated by the Governor's administration. Of this amount, $700 million is being used to finance one-time costs related to an extra 27th payroll and 53rd Medicaid cycle ($282 million) due to the cyclical timing of these payments and to provide "hard-dollar" financing for capital projects of the Community Enhancement Facilities Assistance Program which were previously anticipated to be supported with bond proceeds. Proposed tax cut accelerations account for the use of another $685 million of the surplus. Of the remainder, $365 million is being used to finance 1998-99 Executive Budget recommendations, and $68 million is being deposited into the Tax Stabilization Reserve Fund (the State's "rainy day" fund) as provided by the Constitution. This is the third consecutive extraordinary deposit in the rainy day fund and increases the size of that fund to $400 million by the end of 1997-98, the highest balance ever achieved.

   The surplus results primarily from growth in projected receipts. As compared to the enacted budget, revenues increased by $1.28 billion, while disbursements increased by only $565 million. These changes from Mid-Year Financial Plan projections reflect actual results through December 1997 as well as modified economic and caseload projections for the balance of the fiscal year.

   The General Fund is projected to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds are projected to be $35.197 billion, an increase of $216 billion from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $35.165 billion, an increase of $2.26 billion from the total amount disbursed in the prior fiscal year.

   The General Fund closing balance is expected to be $465 million at the end of 1997-98. Of this amount, $400 million will be on deposit in the Tax Stabilization Reserve Fund (TSRF), while another $65 million will be on deposit in the Contingency Reserve Fund (CRF) after a $24 million deposit in 1997-98. The TSRF had an opening balance of $317 million to be supplemented by a required payment of $15 million and an extraordinary maximum deposit of $68 million from surplus 1997-98 monies.

   In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. As noted, the 1997-98 enacted budget combines significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. Notwithstanding these changes, the State can expect to continue to confront structural deficits in future years.

   One major uncertainty to the 1997-98 State Financial Plan continues to be risks related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. It is possible that recent changes could produce slower economic growth and a deterioration in State receipts. An additional risk to the 1997-98 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

   1998-99 Fiscal Year. General Fund receipts in 1998-99 will reflect the initial phases of the STAR property tax reduction program as well as the continuing impact of other 1997 and earlier tax reduction accomplishments. In addition, the 1998-99 budget reflects several tax reduction proposals that will reduce receipts available to the General Fund by about $700 million during the fiscal year. Recurring growth in the State General Fund tax base is projected to be nearly 6% during 1998-99. That growth rate is lower than that achieved in 1996-97 or currently estimated for 1997-98 and roughly equivalent to the rate experienced in 1995-96. Total General Fund receipts for 1998-99 are projected at $36.22 billion, an increase of more than $1 billion from the revised 1997-98 estimate. The largest source of receipts is the sales and use tax which accounts for nearly 80% of projected receipts.

   Total General Fund spending in the 1998-99 Executive Budget is projected to increase $1.02 billion of 2.89% from the current year. The average annual increase since 1994-95 is 1.85%. This rate is below the rate of inflation and much lower than the average annual increase of 5.4% prior to 1994-95. Education's recommended share of General Fund spending is 30% in 1998-99 and criminal justice spending is 6.5%. Medicaid and welfare spending growth has been reduced, reflecting Medicaid and welfare reforms implemented since 1995.
   The 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, the lowest projected level ever recorded. In fiscal year 1986-87 through 1994-95, the average annual level of one-timers was approximately $819 million.

   The projected 1998-99 closing fund balance of $500 million in the General Fund is composed of monies available in the TSRF and the CRF. An additional deposit of $35 million will supplement the $65 million balance in the CRF, increasing that amount available for possible litigation risks to $100 million in 1998-99.

   On November 16, 1993, the Court of Appeals, the State's highest court, affirmed the decision of a lower court in three actions, which declared unconstitutional State actuarial funding methods for determining State and local contributions to the State employee retirement system. Following the decision, the State Comptroller developed a plan to phase in a constitutional funding method and to restore prior funding levels of the retirement systems over a four-year period. The plan is not expected to require the State to make additional contributions with respect to the 1993-94 fiscal year nor to materially and adversely affect the State's financial condition thereafter. Through fiscal year 1998-99, the State expects to contribute $643 million more to the retirement plans that would have been required under the prior funding method.

   Future Fiscal Years. There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements.

   Indebtedness. As of March 31, 1997, the total amount of long-term State general obligation debt authorized but unissued stood at $2.767 billion. As of the same date, the State had approximately $5.03 billion in outstanding general obligation debt, including $294 million of Bond Anticipation Notes ("BANS") outstanding.

   As of March 31, 1997, $22.499 billion of bonds, issued in connection with lease-purchase and contractual obligation financings of State capital programs, were outstanding. The total amount of outstanding State-supported debt as of March 31, 1997 was $32.766 billion. As of March 31, 1997, total State-related debt (which includes the State-supported debt, moral obligation and certain other financings and State-guaranteed debt) was $37.114 billion.

   The State anticipates that its borrowings for capital purposes during the State's 1997-98 fiscal year will consist of $605 million in general obligation bonds and BANS and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in certificates of participation (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1997-98 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

   In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June, 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, and has been authorized to issue its bonds to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year to redeem notes sold in June 1995. The LGAC program was completed in 1995-96 with the issuance of the last installment of authorized bond sales. As of March 31, 1997, $5.239 billion remained outstanding of the LGAC.

   Ratings. Moody's rating of the State's general obligation bonds is Aa2 and S&P's rating is A. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P's previous rating was A- on January 13, 1992. S&P's ratings were A from March 1990 to January 1992, AAfrom August 1987 to March 1990 and A+ from November 1982 to August 1987.

   (2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

   In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the "Covered Organizations")).

   From 1993 to 1996, the rate of economic growth in the City slowed substantially. The City's economic improvement significantly accelerated in fiscal year 1997, resulting in an unusually high, across-the-board increase in tax receipts. Much of the increase can be traced to the performance of the securities industry, but the City's economy has produced gains in retail trade, tourism, and in business services. In 1997, the City experienced the largest private sector job growth in the last 13 years.

   Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

   The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1997-98 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

   The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan. The City projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, and approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan.

   Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal work capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. Future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

   1996-99 Financial Plan. On July 11, 1995, the City submitted to the Control Board the 1996-99 Financial Plan, which relates to the City, the Board of Education and the City University of New York. The 1996-99 Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the 1996-99 Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

   1998-2002 Financial Plan. In January, 1998, the New York City mayor announced the City's Financial Plan for Fiscal Years 1998-2002. For the second year in a row, the New York City four-year financial plan contains a record surplus of more than $1 billion. Since the adoption of the fiscal year 1998 budget, the City is now forecasting additional resources of $3.1 billion. Approximately 73% will be used to reduce the out-year gaps, 19% will fund targeted educational, public safety and other initiatives, and 8% will be used to reduce taxes further.

   To reduce the out-year gaps, the City has imposed fiscal discipline on the rate of growth of City spending which has, over the last four years, been held below the rate of inflation. For fiscal year 1999, the proposed City-funded spending increase will be held to 0.6%. The budget stabilization account, established for the first time in 1997, will be maintained in fiscal year 1999 at $210 million with an additional $210 million created for fiscal year 2000. As a result of this fiscal planning, the out-year gaps have been cut in half compared to six years ago: fiscal year 1993 was $13.3 billion and fiscal year 1998 is $6.75 billion.

   According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industry and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

   Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

   Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. The 1996-99 Financial Plan includes provisions for judgments and claims of $279 million, $236 million, $251 million and $264 million for the 1996 through 1999 fiscal years, respectively.

   Ratings. As of March 1996, Moody's rating of the City's general obligation bonds stood at Baa1. S&P's current rating of the City's general obligation bonds is BBB+. S&P's previous rating of the City's general obligation bonds was A-.

   On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance financial plans, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch IBCA Inc. (formerly Fitch Investors Service, L.P.) continues to rate the City general obligation bonds A-.

   On February 11, 1991, Moody's had lowered its rating from A. Previously, Moody's had raised its rating to A in May 1988, to Baa1 in December 1986, to Baa in November 1983 and to Ba1 in November 1981. S&P had raised its rating to A- in November 1987, to BBB+ in July 1985 and to BBB in March 1981.

    Indebtedness. As of June 30, 1997, the City had $3.671 billion of outstanding debt service of which $3.515 billion was net long-term indebtedness.

    (3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

   (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

   The State is also engaged in a variety of claims wherein significant monetary damages are sought. In 1997, a civil rights claim alleging intentional school segregation in Yonkers has resulted in a $9 million judgment for plaintiffs that the State must pay.

    Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the future.

    (5) Other Municipalities: Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance and the need to reduce their spending or increase their revenues. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1997-98 fiscal year.

   Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

   Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

   Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, aid that was largely continued in 1997. Twenty-eight municipalities are scheduled to share the more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

   Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than New York City was approximately $19.0 billion. Approximately $102.3 million of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficiting financing at the close of their fiscal year ending in 1995.

   From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York Trust, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The long range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

   (6) Other Issuers of New York Municipal Obligations: There are a number of other agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

                           North Carolina Risk Factors

   See "Portfolio" in Prospectus Part I for a list of the Bonds included in the North Carolina Trust. The portions of the following discussion regarding the financial condition of the State government may not be relevant to general obligation or revenue bonds issued by political subdivisions of the State. Those portions and the sections which follow regarding the economy of the State are included for the purpose of providing information about general economic conditions that may or may not affect issuers of the North Carolina Bonds. None of the information is relevant to Bonds issued by territories or possessions of the United States that may be included in the portfolio of the North Carolina Trust.

   General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina. In addition, the Trust is concentrated in Bonds of North Carolina issuers and is subject to additional risk from decreased diversification as well as factors that may be particular to North Carolina or, in the case of revenue bonds payable exclusively from private party revenues or from specific state non-tax revenue, factors that may be particular to the related activity or payment party.

   Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

   State Budget and Revenues. The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. In November 1996, the voters of the State approved a constitutional amendment giving the Governor the power to veto certain legislative matters, including budgetary matters.

   Since 1994, the State has had a budget surplus, in part as a result of new taxes and fees and spending reductions put into place in the early 1990's. In addition, the State, like the nation, has experienced economic recovery during the 1990's. The State budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors, including State and national economic conditions, international activity and federal government policies and legislation. The unreserved General Fund balance at June 30, 1997, the end of the 1996-97 fiscal year was approximately $292.2 million, and the reserved balance of the General Fund was approximately $880.8 million.

   In 1995, the North Carolina General Assembly repealed, effective for taxable years beginning January 1, 1995, the tax levied on various forms of intangible personal property. The legislature provided specific appropriations to counties and municipalities from state revenues to replace the revenues those political subdivisions previously received from intangibles tax revenue. In addition, in the 1996 session the legislature reduced the corporate income tax rate from 7.75% to 6.9% (phased in over four years), reduced the food tax from 4% to 3%, and eliminated most privilege license taxes as of January 1, 1997. As a result of the comprehensive tax reductions, General Fund tax collections for 1995-96 grew by only 1.0% over 1994-95, as opposed to the 6.4% growth that would have occurred if such measures had not been taken.

   In the 1996-97 Budget prepared by the Office of State Budget and Management, it was projected that General Fund net revenues would increase 3% over 1995-96. In fact, actual General Fund net revenues for 1996-97 increased 8.3% over 1995-96. This increase resulted primarily from growth in the North Carolina economy, which resulted in increased personal and corporate income tax receipts.

   It is unclear what effect these developments at the State level may have on the value of the Bonds in the North Carolina Trust.

   Litigation. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

   Leandro, et. al. v. State of North Carolina and State Board of Education -- In May, 1994, students and boards of education in five counties in the State filed suit in state Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the North Carolina Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law, and violates various statutes relating to public education.

   On July 24, 1997, the North Carolina Supreme Court issued a decision in the case. The Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties on the basis that the Constitution does not require substantially equal funding and educational advantages in all school districts. The Court remanded the case for trial on the claim for relief based on the Court's conclusion that the Constitution guarantees every child of the state an opportunity to receive a sound basic education in North Carolina public schools. Five other counties intervened and now allege claims for relief on behalf of their students' rights to a sound basic education on the basis of the high proportion of at-risk students in their counties' systems. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the outstanding claims.

   Francisco Case -- In August, 1994, a class action lawsuit was filed in state court against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint does not allege an amount in controversy, but asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for children with limited English proficiency. Discovery is underway, but no trial date has been set. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

   Faulkenbury v. Teachers' and State Employees' Retirement System; Peele v. Teachers' and State Employees' Retirement System; Woodward v. Local Governmental Employees' Retirement System -- Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The Superior Court issued an order ruling in favor of plaintiffs. The Order was affirmed by the North Carolina Supreme Court. A determination of the actual amount of the State's liability and the payment process is being determined by the parties. The plaintiffs have submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. These amounts would be payable from the funds of the Retirement systems.

   The Bailey Case -- State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review.

   In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt, and violation of several state constitutional provisions. Thereafter, taxpayers also filed additional lawsuits claiming refunds of income taxes paid for tax years through 1996. In May 1995, the trial court found that the repeal of the tax exemption for state and local government retirement benefits that were vested before August 1989 was unlawful and that such benefits remain exempt from income taxation.

   The North Carolina Supreme Court allowed discretionary review, and handed down its decision on May 8, 1998, upholding the decision of the trial court. Potential refunds and interest are estimated by the State to be $352.68 million through December 31, 1997, with respect to refunds, and through June 30, 1998, with respect to interest. Until this matter is resolved, any additional potential refunds and interest will continue to accrue. In addition to refunds and interest, the State will be unable to continue to tax the applicable retirement benefits, thus reducing future revenue. The case was remanded by the North Carolina Supreme Court for administration and further orders to carry out the decision. Under the initial order of the trial judge, the State would offset its liabilities to improperly taxed retirees by allowing tax credits to eligible retirees who are deceased, no longer residents of the State, or who have no tax liability, to be paid in whole to such retirees or their estates.

   At present, no decision has been made by the State as to whether it will seek review of the North Carolina Supreme Court's decision by the United States Supreme Court or request the North Carolina Supreme Court to reconsider its decision. There is no assurance that either of such actions would be successful.

   Patton v. State -- Federal retirees filed a class action suit in Wake County Superior Court in 1995 seeking monetary relief for taxes paid since 1989. This case was brought in anticipation of a favorable outcome for the plaintiffs in the Bailey case. The federal retirees allege that a result in the Bailey case that exempts State and local retirement benefits from State income taxes would require a similar exemption for federal retirement benefits under the United States Supreme Court's 1989 decision in Davis v. Michigan. In Davis, the United States Supreme Court ruled that a Michigan income tax statute that taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year, by the act of the General Assembly held unconstitutional in Bailey. The Patton case was being held in abeyance pending the outcome in Bailey. Now that Bailey has been decided, the case is expected to proceed. Potential refunds and interest are estimated by the State to be $702.36 million through December 31, 1997, with respect to refunds, and through June 30, 1998, with respect to interest. Until this matter is resolved, any additional potential refunds and interest have continued and will continue to accrue.

   Smith, et al. v. Offerman and State of North Carolina, et. al. -- This class action is related to litigation in Fulton Corporation v. Faulkner, 516 U.S. 325, 133 L.Ed.2d 796 (1995), a case filed by a single taxpayer relating to the State's intangibles tax. On July 7, 1995, while the Fulton case was pending before the United States Supreme Court, the Smith class action was commenced on behalf of all other taxpayers who had complied with the requirements of the tax refund statute N.C.G.S. 105-267, and would therefore be entitled to refunds if Fulton prevailed on its refund claim. These original plaintiffs were later designated Class A when a second group of plaintiffs were added. The new class, denominated Class B, consisted of taxpayers who had paid the tax but failed to comply with the tax refund statute. On February 21, 1996, the United States Supreme Court held in Fulton that the State's intangibles tax on shares of tax (by then repealed) violated the Commerce Clause of the United States Constitution because it discriminated against stock issued by corporations that do all or part of their business outside of North Carolina. It remanded the case to the North Carolina Supreme Court to consider remedial issues including whether the offending provision in the statute (the taxable percentage deduction) was severable.

   On February 10, 1997, the Supreme Court of North Carolina in the Fulton remand proceeding severed the taxable deduction provision and invited the General Assembly to determine the appropriate remedy for the discriminatory tax treatment of eligible taxpayers who paid the tax but did not benefit from the deduction. While the General Assembly considered the remedial issues raised by the Fulton remand, the Smith plaintiffs moved for judgment on their refund claims. On June 11, 1997, the trial judge in Smith ordered refunds to be made for tax years 1991-1994 to the Class A plaintiffs and dismissed the Class B claims. Refunds to Class A taxpayers, totaling approximately $120,000,000, have substantially been paid, with interest. The Class B plaintiffs appealed, and their appeal is pending in the North Carolina Court of Appeals. The decision in Bailey that overruled prior decisions requiring a taxpayer to pay the tax and file a protest within thirty (30) days may have an adverse impact on the outcome of this case.

   Shaver v. Boyles, Refrow, and State of North Carolina -- This class action was filed on January 16, 1998, by intangibles taxpayers who paid intangibles tax on shares of stock for tax years 1990-1994 and did not receive refunds because they failed to meet the tax refund statute requirements. These are the same taxpayers as Class B plaintiffs in Smith, but they claim refund entitlement under an alleged alternative theory. They claim refunds of approximately $131,750,000 for tax years 1991-1994 and $80,000,000 for tax year 1990.

   In the opinion of the Department of the State Treasurer, the decision in the Bailey case, if it becomes final, and any adverse decisions in the Patton and Smith cases, should an adverse decision be rendered, will not materially adversely affect the State's ability to meet its financial obligations in view of the State's ongoing financial strength and of the current status of its finances, including its budget stabilization reserve of $500 million. Also, as of March 31, 1998, in addition to the State's beginning unreserved General Fund balance of $315 million, the State has realized $585 million in revenues in excess of expenditures in the General Fund.

   The State is involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations; however, the North Carolina Attorney General does not expect any of the other outstanding lawsuits to materially adversely affect the State's ability to meet its financial obligations.

   General. The population of the State has increased 13% from 1980, from 5,895,195 to 6,656,810 as reported by the 1990 federal census, and the State rose from twelfth to tenth in population. The State's estimate of population as of July, 1997 is 7,436,690. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having only six municipalities with populations in excess of 100,000.

   The labor force has undergone significant change during recent years as the State has moved from an agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices. During the period 1980 to 1996, the State labor force grew about 33% (from 2,855,200 to 3,796,200). Per capita income during the period 1985 to 1996 grew from $11,870 to $22,010, an increase of 85.4%.

   The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of July 1997, the State was reported to rank tenth among the states in non-agricultural employment and eighth in manufacturing employment. Employment indicators have varied somewhat in the annual periods since June of 1990, but have demonstrated an upward trend since 1991. The following table reflects the fluctuations in certain key employment categories.

Category (All seasonally Adjusted)       June 1993    June 1994    June 1995    June 1996    June 1997
---------------------------------        ---------    ---------    ---------    ---------    ---------
Civilian Labor Force                     3,504,000    3,560,000    3,578,000    3,704,000    3,797,000
Nonagricultural Employment               3,203,400    3,358,700    3,419,100    3,506,000    3,620,300
Goods Producing Occupations
(mining, construction and manufacturing)   993,600    1,021,500    1,036,700    1,023,800    1,041,000
Service Occupations                      2,209,800    2,337,200    2,382,400    2,482,400    2,579,300
Wholesale/Retail Occupations               723,200      749,000      776,900      809,100      813,500
Government Employees                       515,400      554,600      555,300      570,800      579,600
Miscellaneous Services                     676,900      731,900      742,200      786,100      852,500
Agricultural Employment                     88,400       53,000       53,000       53,000   not available

   The seasonally adjusted unemployment rate in July 1997 was estimated to be 3.7% of the labor force, as compared with 4.8% nationwide.

    North Carolina's economy continues to benefit from a vibrant manufacturing sector. Manufacturing firms employ approximately 24% of the total non-agricultural workforce. North Carolina has the second highest percentage of manufacturing workers in the nation. The State's annual value of manufacturing shipments totals $142 billion, ranking the State eighth in the nation. The State leads the nation in the production of textiles, tobacco products, furniture and fiberoptic cable, and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. More than 700 international firms have established a presence in the State. Charlotte is now the second largest financial center in the country, based on assets of banks headquartered there. The strength of the State's manufacturing sector also supports the growth in exports; the latest annual statistics show $8.76 billion in exports, making North Carolina one of the few states with an export trade surplus.

   In 1996, the State's gross agricultural income of nearly $8.0 billion placed it eighth in the nation in gross agricultural income. The State ranks third in the nation in net farm income. According to the State Commissioner of Agriculture, in 1996, the State ranked first in the nation in the production of flue-cured tobacco, total tobacco, turkeys and sweet potatoes; second in hog production, trout and the production of cucumbers for pickles; third in the value of net farm income poultry and egg products, and greenhouse and nursery income; fourth in commercial broilers, peanuts, blueberries and strawberries; and fifth in burley tobacco.

   The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation.

   Tobacco production, which had been the leading source of agricultural income in the State, declined in 1995. The poultry industry is now the leading source of gross agricultural income, at 29%, and the pork industry provides 22% of the total agricultural income. Tobacco farming in North Carolina has been and is expected to continue to be affected by major Federal legislation and regulatory measures regarding tobacco production and marketing and by international competition. The tobacco industry remains important to North Carolina providing approximately 13% of gross agricultural income.

   The number of farms has been decreasing; in 1997 there were approximately 57,000 farms in the State, down from approximately 72,000 in 1987 (a decrease of about 20% in ten years). However, a strong agribusiness sector supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery, and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agriculture industry, including food, fiber and forest products, contributes over $45 billion annually to the State's economy.

   The North Carolina Department of Commerce, Travel and Tourism Division, indicates that travel and tourism is increasingly important to the State's economy. Travel and tourism's $9.8 billion economic impact in 1996 represents a 6.5% increase over 1995. The North Carolina travel and tourism industry directly supports 167,100 jobs or 4.7% of total non-agricultural employment.

   Bond Ratings. Currently, Moody's rates North Carolina general obligation bonds as Aaa and Standard & Poor's rates such bonds as AAA. Standard & Poor's also reaffirmed its stable outlook for the State in June 1996. Standard & Poor's reports that North Carolina's rating reflects the State's strong economic characteristics, sound financial performance, and low debt levels.

   The Sponsor believes the information summarized above describes some of the more significant events relating to the North Carolina Trust. The sources of this information are the official statements of issuers located in North Carolina, State agencies, publicly available documents, publications of rating agencies and statements by, or news reports of statements by State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources and counsel have not expressed any opinion regarding the completeness or materiality of any matters contained in this Prospectus other than the tax opinion in Prospectus Part I.

                                Ohio Risk Factors

   The Ohio Trust will invest most of its net assets in securities issued by or no behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Trust is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate.

No independent verification has been made of any of the following information.
   Generally, creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

   The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Ohio Trust or other parties.

    Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1996 is 11,173,000.

   While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

   In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last seven years, the State rates were below the national rates (4.6% versus 4.9% in 1997). The unemployment rate and its effects vary among geographic areas of the State.

   There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Trust or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

   The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

   The 1992-1993 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

   Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed, an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance, and additional amounts from certain other funds, were transferred late in the FY to the GRF, and adjustments made in the timing of certain tax payments.

   A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

    None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations. The 1994-1995 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995, with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

   From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF (which had a May 9, 1998 balance of $862.7 million), and the $263 million balance to a State income tax reduction fund.

   The GRF appropriations act for the 1997-98 biennium was passed on June 25, 1997, and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. Subsequent litigation increased the fiscal year 1999 GRF appropriation level for elementary and secondary education, with the increase to be funded in part by mandated small percentage reductions in State appropriations for various State agencies and institutions. Expressly exempt from those reductions are all appropriations for debt service, including lease rental payments.

   The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

   By 14 constitutional amendments, approved from 1921 to date (the latest adopted in 1995), Ohio voters authorized the incurrence of State debt and the pledge to taxes or excises to its payment. At May 6, 1998, $1.06 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($28.2 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($945.5 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($88.6 million outstanding, with no more than $50 million to be issued in any one year).

   The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

   The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.1 billion of which were outstanding at May 6, 1998.

   The State estimates aggregate FY 1998 rental payments under various capital lease and lease purchase agreements (as of May 6, 1998) to be approximately $9.1 million. In recent years, State agencies have also participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of May 6, 1998) to be approximately $30.7 million (of which $27.2 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

   A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

   A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded especially from program revenues.)

   State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

   Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts (as of May 6, 1998) from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March
1998) to permit time for responsive corrective actions. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), and $113.2 million for 12 districts in 1997 (including $90 million to one for restructuring its prior loans).

   Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

   For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 24 cities and villages; for 18 of them, the fiscal situation was resolved and the procedures terminated (two villages and two cities are in preliminary "fiscal watch status"). As of May 6, 1998, the 1996 school district "fiscal emergency" provision was applied to five districts and 11 were on preliminary "fiscal watch" status.

   At present, the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

                              Oklahoma Risk Factors

   Economic Outlook. Oklahoma's economy has undergone significant diversification over the past two decades. Since the oil bust of the early eighties, the State has broadened its economic base to rely less on petroleum and agriculture. Energy dependency has given way to an economic structure, including manufacturing-driven growth, which more closely resembles other state economies. There have been sizable employment increases in the State's manufacturing and service sectors over the past ten years, resulting in a production mix very similar to that of the nation as a whole.

   Mirroring the national economy, Oklahoma has been experiencing one of the longest expansionary phases in recent history. Current economic performance is much better than that experienced during the mid-1980s. As measured by Oklahoma's Gross State Product (GSP), the oil bust of the 1980s is over. The 1998 estimated real GSP (inflation-adjusted) is expected to surpass the 1982 pre-bust level to reach $70.1 billion, a 2.5% rise over 1997, compared with the national rate of 2.3%. All major sectors of the Stateeconomy, with the exception of mining, will improve in 1998.

   The manufacturing sector leads this growth, with an estimated 7.5% increase in nominal manufacturing GSP (not inflation-adjusted) in 1998. Durable manufacturing, which comprises about 60% of this sector, will grow by a robust 8.5%, while nondurable manufacturing will increase by a more modest 5.9%. Services will expand to about $14.312 billion in current output, an increase of 5.8% over 1997. The mineral industry, however, is expected to decrease by 17.1% in 1998 to $4.053 billion. Any forecast for the mining sector must be qualified by the historical uncertainty of this sector, especially potential instability in the world oil market.

   For the past several years, Oklahoma has enjoyed favorable economic gains, especially in employment. Based upon data through Third Quarter 1997, the State's employment is projected to have grown 2.9% in 1997, while the nation experienced 2.2% growth for the same period. Manufacturing employment lead the employment growth, especially in electrical and electronic equipment.

   Total non-farm wage and salary employment reached a record high 1.4 million in September 1997, up 38,000 jobs or 2.8% from the previous September. Nationally, employment increased by 2.2% during the same period. In 1998, the State's nonagricultural employment is expected to increase by 2.2% or 30,000 jobs, again outpacing the national growth rate. Half of the new jobs are expected to be in services, with another 4,900 in retail and wholesale trade, 3,700 in State government and 3,000 in manufacturing. As reported by the Bureau of Labor Economics, Oklahoma's total non-farm wage and salary employment increased to 1.416 million during March 1998.

   Oklahoma boasts the lowest unemployment rate among its neighboring states (Arkansas, Colorado, Kansas, Louisiana, Missouri, New Mexico and Texas). The State's unemployment rate dropped from 4.3% in March 1997 to 3.5% during March 1998, while the Southwest average for the same months was 5.6% and 4.7%, respectively. Oklahoma's annual unemployment rate during 1997 was 4.1%, compared to 4.7% for the nation.

   In step with the growth in employment, personal income growth in Oklahoma continued to be strong. Per capita personal income in the State grew to $20,556 in 1997, up from $18,719 in 1995. Oklahoma climbed from 44th to 42nd among the states in terms of average per capita personal income, which is currently 80.3% of the national average ($25,598) and less than the other states in the Southwest region, which average $22,857. According to the Oklahoma Department of Commerce, per capita income in Oklahoma's two most populous counties, Oklahoma and Tulsa, have averaged 92.2% and 99.6% of the national figure, respectively. In other counties, however, the comparable figure is less than 72%, showing the disparity between the metropolitan and non-metropolitan areas.
The State expects per capita personal income to rise to $21,338 in 1998, an increase of 4.5% over 1995 figures.

   Oklahoma's population has increased from 3,145,576 in 1990 to 3,317,100 in 1997, a growth rate of 5.5% compared to the national average of 7.6%. Of the six neighboring states, only Kansas and Louisiana had slower population growth, at 4.7% and 3.1%, respectively. In comparison, the rates of population growth since 1990 in Arkansas, New Mexico, Texas and Colorado have been 7.3%, 14.2%, 14.4% and 18.2%, respectively. Because employment growth currently outpaces annual population growth in Oklahoma, the State is facing a tight labor market and could see significant wage pressures as well as labor shortages.

   Revenues and Expenditures. Governmental expense budgeting provisions in Oklahoma are conservative, basically requiring a balanced budget each fiscal year unless a debt is approved by a vote of the people providing for the collection of a direct annual tax to pay the debt. Certain limited exceptions include: deficiency certificates issued at the discretion of the Governor (which may not exceed $500,000 in any fiscal year); and debts to repel invasion, suppress insurrection or to defend the State in the event of war.

   To ensure a balanced annual budget, the State Constitution provides procedures for certification by the State Board of Equalization of revenues received in the previous fiscal year and amounts available for appropriation based on a determination of revenues to be received by the State in the General Revenue Fund in the next ensuing fiscal year. In addition, the legislature cannot appropriate more than 95% of the general revenue expected to be collected in a given year.

   The impact of these fiscally conservative rules, however, has been to some extent offset by the practice of granting pension benefits and incurring other liabilities without providing the long range funding required to assure that the State will be able to make these payments when they become due. The Teachers and Firefighters pension plans and the State's Special Indemnity Fund will all require future funding to meet existing liabilities.

   Beginning July 1, 1985, surplus funds were placed in a Constitutional Reserve (Rainy Day) Fund until the Reserve Fund equaled 10% of the General Revenue Fund certification for the preceding fiscal year. At the end of Fiscal Year 1997 (ended June 30, 1997) this Fund balance reached $308.9 million, half of which may be appropriated under restricted conditions. During Fiscal 1997, Oklahoma deposited $245.9 million in the Rainy Day Fund, substantially more than the $45.6 million deposit in Fiscal 1996. The total Rainy Day Fund deposit at the end of Fiscal 1998 is projected to surpass $100 million.

   Oklahoma's General Revenue Fiscal Year 1997 receipts totaled $3.777 billion, which exceeded the State's $3.531 billion revenue estimate by 7.0%. Total revenues for Fiscal 1997 outpaced Fiscal 1996 figures by $72.0 billion or 1.9%, as compared to the 2.3% decrease between Fiscal 1995 and Fiscal 1996. During Fiscal 1997, income from the State's four major tax categories increased by 7.1% over Fiscal 1996: income tax collections totaled $1.715 billion, up 12.8%; sales tax totaled $1.069 billion, up 5.1%; gross production taxes on oil and gas totaled $187.8 million, up 20.3%; and motor vehicle taxes totaled $257.4 million, up 4.7%.

   For Fiscal Year 1998, General Fund revenues were projected to total $3.866 billion, but this estimate was adjusted at mid-year to $3.967 billion. Actual collections for the General Revenue Fund through April 1998 were 3.5% greater than for the same period in Fiscal 1997, led by a 4.9% gain in net income tax collections and a 4.5% increase in sales tax receipts. Gross production tax revenues, however, are down $28.0 million or 18.9% as compared to the previous year. The current revenue estimate for Fiscal 1999 is $4.167 billion, based upon adjusted Fiscal 1998 receipts.

   The Fiscal Year 1998 budget anticipates tax relief by cutting four major taxes for the purpose of enhancing the State's rate of economic growth. These four proposals are as follows: (1) elimination of the corporate franchise tax;
(2) institution of a progressive corporate income tax that will cut in half the tax burden for the first $100,000 of a firm's corporate income; (3) elimination of the occupational health and safety tax; and (4) a temporary rate reduction in the costs of unemployment insurance to remain in place until the overfunding in the Unemployment Compensation Trust Fund is reduced. The budget also proposes reductions in State appropriations for welfare and recommends a significant increase in transportation funding for purposes of constructing economic development roads in the state.

   Actual Fiscal Year 1997 General Fund appropriations totaled $3.737 billion. Appropriations for Fiscal 1998 are estimated to reach $3.959 billion, up 6.1% over the previous year. The State expects a surplus of approximately $2 million in the General Fund and anticipates making a third consecutive annual deposit to the Rainy Day Fund.

   Debt Management. In 1987, the State created the Executive Bond Oversight Commission and the Legislative Bond Oversight Commission, which meet jointly to review all proposed debt issuances and which must both approve each financing plan before obligations are issued.

   At the end of Fiscal Year 1997, the outstanding general obligation net debt of the State of Oklahoma was $327 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses.

   Bond Ratings. The general obligation bonds for the State of Oklahoma are rated as follows: Standard & Poor's Ratings Services, A (September 24, 1993); Moody's Investors Service, Inc., Aa3 (refined from Aa on February 7, 1997); and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), AA (affirmed July 14,
1993).

                               Oregon Risk Factors

   According to the Department of Administrative Services, Oregon's economy continues to slow. Construction and manufacturing, the engines of the 1994-96 state economic boom, have clearly entered a period of slower growth. However, income growth remains strong. This suggests that Oregon's consumers are supplanting business investment as the primary force behind the state's economic expansion.

   Oregon employment increased 3.4% during 1997, down from 4.0% in 1996 but well above the national average of 2.3%. Oregon's job growth was the 8th fastest among the states in 1997. The Portland area also ranked 8th among large metropolitan labor markets (more than 750,000 workers).

   Job growth data through February 1998 showed Oregon slipped to number sixteen among the states. For the previous 12-month period ending in February 1997, Oregon had the 8th fastest growth rate. The shifting nature of Oregon's economic expansion is hinted at by the state-by-state comparisons. In construction job growth, Oregon ranks number 28, slightly below the U.S. average. The state ranks number 17 in year over year manufacturing job growth. In trade employment (retail and wholesale), Oregon ranks number eight. This indicates that while Oregon's construction and manufacturing sectors cool, consumer activity remains relatively strong.

   Manufacturing job growth slowed in the second half of 1997. Though it picked up slightly in the first quarter, overall manufacturing jobs increased at a relatively subdued 2.9% annual rate. Overall, high tech employment was essentially flat. Lumber and wood products jobs edged up 2.2%. The largest gains occurred in metals and food processing.

   The service-producing sectors recorded generally solid gains in the first quarter of 1997, reflecting healthy consumer spending. Service sector employment, exclusive of health, jumped 9.2%. Seasonal adjustment may have contributed to this large gain. Wholesale trade jobs climbed 10.8%. This follows three quarters of relatively small gains. Retail trade employment edged up at a 1.5% rate. This follows a large 5.1% gain the fourth quarter of 1997.

   Steady job growth characterized the traditionally regulated industries. Financial services, despite layoffs associated with the U.S. Bank merger, grew at a 2.2% rate. Transportation services increased 3.7% while communications and utilities rose 4.0%.

   Oregon's preliminary personal income figures for 1997 confirm the state's strong economic performance. Overall, personal income rose 7.1% in 1997, essentially matching the 7.2% rate recorded in 1996. Wage and salary income climbed 8.5%. The year 1997 marked the third year in a row that wage and salary income growth has exceeded 8%. Dividend, interest and rent income grew 6.6% in 1997. This figure does not include capital gains from stock price appreciation. As a result, it understates the impact of the stock market on personal income.

   The Oregon Office of Economic Analysis expects Oregon's economy to slow further as Asian exports decline and the state's high technology investment boom winds down. In-migration should remain relatively subdued as California's job growth surpasses Oregon's. Oregon will likely continue shifting from a business investment led expansion to one fueled primarily by consumer spending. Because of this shift, the slowdown will be more pronounced in the manufacturing and construction sectors. The service-producing sectors are expected to see only moderately slower growth over the next two years.

   Oregon's job growth is projected to slow from 3.4% in 1997 to 2.8% in 1998 and 1.7% in 1999. Personal income is forecast to increase 5.8% in 1998 and 5% in 1999. The low inflation environment means that this income growth rate will translate into a sizeable increase in purchasing power. After adjustment for inflation, personal income is projected to rise 4.4% in 1998 and 2.7% in 1999.

   A reduction in exports to Asia is an important factor slowing the state economy. Asia is overwhelmingly the most important export market for Oregon's forest and agricultural products. These sectors will slow further as Asian demand weakens.

   Deteriorating Asian markets will also slow the high technology manufacturing sector. Moreover, this sector is in the process of consolidating gains related to the rapid growth of the past four years. High tech job growth averaged 10.1% from 1994 to 1996. It slowed to 6.7% in 1997. High tech employment is forecast to increase 3.1% in 1998 before bottoming out at 1.7% growth in 1999. The forecast is for a slowdown in high tech sector job growth, not a decline.
The development of a national recession would almost certainly bring outright job reductions to this sector.

   Slowing high technology investment and lower rates of net in-migration will likely translate into a softer state construction market. Construction employment is forecast to edge up 2.1% in 1998 before declining 1.7% in 1999. Housing starts are expected to decline 3.8% in 1998 and an additional 14.5% in 1999.

   Impact of recent initiatives has put pressure on the General Fund for revenue for certain purposes. The "kicker law" says if biennial General Fund revenues exceed estimated revenues by 2% or more, the entire excess must be refunded. In 1990, Ballot Measure 5 diverted General Fund money to replace reduced property taxes for local schools and community colleges. Since then, $3.27 billion has been transferred to local schools. This money was previously allocated to human resources, natural resources, and higher education programs. In 1994, Ballot Measure 11 increased criminal sentences, ultimately requiring more than $1 billion from the General Fund to build prisons, requiring still more to operate them. In November of 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.

   Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value. The measure also limits future growth on taxable value to 3% a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short-term option levies outside the permanent rate limit if approved by a majority of a 50% voter turnout.

   Actual General Fund revenue for the 1995-97 biennium was $7,731.58 million. The Office of Economic Analysis projects General Fund revenue to be $8,573.2 million for the 1997-99 biennium. This is an increase of $69.1 million compared to the March 1998 forecast. The June 1997-99 revenue projection is $348.1 million higher than the 1997 close of legislative session (COS) forecast. The beginning balance is estimated to be $794.2 million. The 1997-99 total General Fund resource estimate is $9,367.4 million.

   A surplus kicker refund credit is projected for personal income taxpayers. If the current forecast holds, a refund of $356.2 million will be paid to taxpayers in the fall of 1999. No corporate kicker credit is forecast.

   General Fund revenue is projected to be $9,877.8 million for the 1999-2001 biennium. This is an increase of 15.2% from the prior biennium projection. The beginning balance is forecast to be $604.2 million. Total General Fund resources, equal to the sum of revenue and the beginning balance, are projected to be $10,482.1 million for the biennium. The total resource forecast is $77.7 million higher than the March 1998 projection.

   As of September 1, 1997, total outstanding general obligation bonds was $3.26 billion. The debt service requirements, including interest of approximately $2.39 billion, as of September 1, 1997, was $5.66 billion. Also as of September 1, 1997, the certificates participation debt totaled $634.9 million. The debt service requirements for certifications of participation for 1995-1997 was estimated at $70.1 million.

    Each of Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) Moody's Investors Service and Standard & Poor's Ratings Group had assigned their municipal bond ratings of "AA," "Aa," and "AA," respectively.

                            Pennsylvania Risk Factors

   Investors should be aware of certain factors that might affect the financial conditions of the Commonwealth of Pennsylvania. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

   Strong growth experienced in Pennsylvania in 1997 was unanticipated and is unlikely to continue. The peak growth was reached during the first quarter and growth in subsequent quarters has been lower. Due to Pennsylvania's improved competitive position, the Commonwealth should experience economic growth rates close to the national average. The annual rate of job growth, ranked 45th in 1995, is currently ranked 17th nationwide.

   Non-manufacturing employment has increased in recent years to 82.8% of total Commonwealth employment as of March 1998. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.2% of non-agricultural employment as of March 1998, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In March 1998, the services sector accounted for 31.8% of all non-agricultural employment while the trade sector accounted for 22.4%.

   Preliminary results from the Pennsylvania Department of Labor and Industry show Pennsylvania's total non-farm jobs increased by 66,900 or almost 1.2% from March 1997 to March 1998, a stark difference from the 106,200 gain between December 1996 and December 1997. The services industry was responsible for over one-half of all new jobs created during this period. Retail trade increased merely .31% or 3,000 jobs. Construction employment increased 3% or 6,300 jobs. Manufacturing growth was slow at .6% or 5,100 jobs from March 1997 to March 1998. As of March 1998, the seasonally adjusted unemployment rate for the Commonwealth was 4.8% compared to 4.7% for the United States.

   More jobs in 1997 brought faster growing personal income. For the four quarters ending with the first quarter of 1997, personal income in Pennsylvania rose at a rate of over 6%. This healthy advance contributed to a 6.1% increase in General Fund tax revenue for fiscal year 1996-97 due to similar increases in collections for personal income tax and the sales and use tax.

   Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting. A budgetary basis of accounting is used for the purpose of ensuring compliance with the enacted operating budget and is governed by applicable statutes of the Commonwealth and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

   Fiscal 1997 Financial Results. At June 30, 1997, the Commonwealth reported an unreserved/undesignated fund balance (budgetary basis) of $402.7 million in the General Fund. This compares to a budgetary basis fund balance of $158.5 million at June 30, 1996. The budgetary basis fund balance for the fiscal year ended June 30, 1997 was the result of revenue collections totaling $26,149.6 million less appropriation authorizations totaling $25,835.7 million, less other net financing uses totaling $69.7 million. Included in the $25,835.7 million appropriation authorizations are $164.3 million of state supplemental appropriations and $207.0 million in federal supplemental appropriations authorized during the fiscal year.

   On a GAAP basis, at June 30, 1997, the Commonwealth's General Fund reported a fund balance of $1,364.9 million, an increase of $729.7 million from the $635.2 million fund balance at June 30, 1996. Total assets increased by $563.4 million to $4,268.5 million . Liabilities decreased $166.3 million to $2,903.6 million.

   For fiscal year 1996-97, revenues of the Commonwealth's General, Special Revenue, Debt Service and Capital Projects Funds (collectively, the governmental funds) totaled $32,073 million, an increase of $1,147 million or 3.7% from fiscal year 1995-96. Taxes accounted for 56.6% of the total general governmental revenues. Their combined fund balances at June 30, 1997 increased by $914.6 million to $2,900.9 million. The unreserved/undesignated fund balance was $699.2 million compared to $378.2 million from the previous year.

   Fiscal 1998 Budget. Total receipts for fiscal year 1997-98 are projected at $17,077 million. Appropriations are estimated at $17,269 million. The closing balance in the General Fund (after adding the beginning balance of $403 billion and deducting lapses of $120 million) is $331 million. After a transfer to the Rainy Day Fund of $50 million, the ending balance in the General Fund for fiscal year 1997-98 is estimated at $281 million.

   Estimated revenues for 1997-98 have been raised $231.1 million due to substantial upward revisions to personal income and inheritance revenues and downward revisions to sales and use and insurance premiums taxes. The personal income tax has provided almost all of the revenue surplus. Through December 1997, fiscal year 1997-98 revenues have increased 2.8% over the same period in the prior fiscal year. Revised estimates for 1997-98 project a 2.1% increase in General Fund revenues. Total revenues, excluding proposed tax changes, are projected to increase by 2.9%.

   Proposed Fiscal 1999 Budget. The Governor's 1998-99 Budget continues a four-year record of tax cuts and fiscal discipline. The proposed 1998-99 General Fund Budget is $17.8 billion, an increase of $518 million or 3%. The total recommended budget for 1998-99 is $35.8 billion. Approximately $10.16 billion is from federal funds.

   General Fund revenue is estimated to be generated in the following percentages: 34.7% from sales tax, 34.2% from personal income tax, 12.5% from business tax, 9.3% from corporate net income tax, 5.4% from other revenues, and 3.9% from the inheritance tax. Total expenditures for fiscal year 1998-99 are estimated in the following percentages: 44.3% for education, 34.4% for health and human services, 11.3% for protection, 3.8% for direction programs, 3.1% for other programs, and 3.1% for economic development.

   Budgets for the past four years have proposed an average spending growth of 2.0%. The average growth in the enacted budgets during the previous ten-year period was 5.4%. Over $128 million in tax reductions are proposed in 1998-99 to help working families and to stimulate job creation and retention.

   After an estimated $2 million transfer to the Rainy Day Fund in 1998-99, the ending fund balance for the General Fund for fiscal year 1998-99 is estimated at $9 million. With the projected transfer at the end of 1998-99, the reserve balance in the Commonwealth's Rainy Day Fund will exceed $500 million, more than seven times the balance in 1994-95.

   Debt Administration. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters (1.75) times the average of the annual tax revenues deposited in all funds during the previous five fiscal years. The certified constitutional debt limit at August 29, 1997 was $34.3 billion. Outstanding capital project debt at August 29, 1997 amounted to $3.7 billion.

   In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. The total general obligation bond indebtedness outstanding at June 30, 1997 was $4,842 million. Total debt service transfers paid from General Fund and Motor License Fund appropriations during the fiscal year ended June 30, 1997 amounted to $781.5 million.

   All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   In addition to general obligation bonds, the Commonwealth issues tax anticipation notes ("TANS") to meet operating cash needs during certain months of the fiscal year. The Commonwealth anticipates issuance of $225 million in General Fund TANS during the 1997-98 fiscal year. During fiscal year 1996-97, $550 million TANS were issued.

   The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated population of 1,478,002 in 1996, according to the U.S. Bureau of the Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

   Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.

   As of February 28, 1997, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds to provide financial assistance to Philadelphia, to liquidate the cumulative General Fund balance deficit, to refund certain general obligation bonds of the City and to fund additional capital projects. No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,102.4 million in Special Tax Revenue Bonds outstanding as of June 30, 1997.

    The audited General fund balance of the City as of June 30, 1995, 1996, and 1997 showed a surplus of approximately $80.5 million, $118.5 million, and $128.8 million, respectively.

   S&P's rating on Philadelphia's general obligation bonds is "BBB" and Moody's rating is "Baa." Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

                           South Carolina Risk Factors

   Economic Outlook. In 1995, South Carolina unveiled its Approaching 2000 plan, the State's first comprehensive strategic plan for economic development. South Carolina is primarily a manufacturing state, with 24% of all jobs in 1996 in the manufacturing industry, exceeding the U.S. average of 15.5% and making the State the fifth highest manufacturing employment concentration in the nation. The Approaching 2000 plan emphasizes economic diversification, moving away from traditional manufacturing such as the textile industry and toward attracting industries with high manufacturing content. Most of South Carolina's growth in 1996 occurred in emerging, high value-added manufacturing sectors such as chemicals, metals and equipment, rubber and plastics, and paper and printing. Approaching 2000 has also promoted a rural development strategy, seeking to increase rural investment and job growth outside the major cities. In the two years since the introduction of the plan, South Carolina has experienced a record $11 billion capital investment by industry (a 98% increase over 1993-94), including $1.75 billion in rural areas (a 76% increase), a 31-year high in job growth (56% since 1994), and a record high average wage for new jobs (up 12%).

   Per capita personal income in South Carolina grew 5.6% in 1995 and 4.3% in 1996, compared to national income growth of 5.3% in 1995 and 4.6% in 1996. The Southeast region showed income growth during 1995 and 1996 of 5.4% and 4.5%, respectively. In 1997, personal income in South Carolina grew by 1.9% during the first quarter and by 1.3% during the second quarter. Corresponding national rates for the same periods were 1.9% and 1.2%, respectively, and in the Southeast region, 2.1% and 1.3%, respectively. Over the ten year period 1986-96, per capita personal income in South Carolina rose at an average annual rate of 5.4%, outpacing the 4.9% growth in the United States during the same period.

   Employment in South Carolina over the last two decades has grown one-third faster than the United States as a whole. In 1996, the State's economy added 25,977 new jobs in the non-agricultural sector compared to 1995, including 8,479 in non-urban areas. Statewide job growth since the beginning of 1995 has increased 56% over the 1994 figures, including 106% growth in rural counties. The unemployment rate in South Carolina in 1995 and 1996 was 5.1% and 6.0%, respectively, compared to the national unemployment rates of 5.6% and 5.4% for the same periods. Between October 1995 and October 1996, South Carolina experienced the largest unemployment rate increase (0.9%) in the nation. However, South Carolina's unemployment rate has decreased dramatically during the first three quarters of 1997, from 6.4% in October 1996 to 3.8% in October 1997. The national unemployment rate decreased from 5.0% in October 1996 to 4.3% in October 1997.

   Revenue and Expenditures. The State Constitution requires the General Assembly to provide a balanced budget and requires that any deficit be corrected in the succeeding fiscal year. The State Constitution also provides that the State Budget and Control Board may, if a deficit appears likely, put into place reductions in appropriations in order to prevent a deficit. A constitutional amendment was approved in the November 6, 1984 general election providing that annual increases in State appropriations may not exceed the average growth rate of the State's economy and that the annual increase in the number of State employees may not exceed the average growth of the State's population. The State Constitution also establishes a General Reserve Fund and a Capital Reserve Fund for the purposes of covering budgetary deficits.

   The General Reserve Fund balance must equal 3% (reduced from 5% to 4% in 1984 and from 4% to 3% in 1988) of the General Fund revenue as of the latest completed fiscal year. Funds may be withdrawn from the reserve only for the purpose of covering operating deficits. The amount withdrawn must be restored to the account within three years out of future revenues until the 3% requirement is again reached. The General Reserve Fund balance at the end of fiscal years 1995, 1996 and 1997 was $110 million, $121 million and $127 million, respectively. The projected General Reserve Fund balance for fiscal year 1998 is $130 million.

   The Capital Reserve Fund is a recurring appropriation that must equal 2% of the General Fund revenue as of the latest completed fiscal year. If the current year's revenue forecast projects a year-end deficit by March 1, then the Capital Reserve Fund appropriation must be reduced to the extent necessary before mandating any operating appropriation reductions. If no year-end deficit is projected by March 1, the Capital Reserve Fund may be appropriated in separate legislation by a two-thirds majority of each house. Allowed expenditures are:
(1) to finance in cash previously authorized capital improvement bond projects;
(2) to retire interest or principal on bonds previously issued; or (3) for capital improvements or other nonrecurring projects. The Capital Reserve Fund had a balance at the end of fiscal years 1995, 1996, and 1997 of $73.45 million, $80.49 million and $84.67 million, respectively. The estimated amount in the Capital Reserve Fund for fiscal year 1998 is $86.92 million.

   The State of South Carolina's Budgetary General Fund ended its 1996-97 fiscal year with a budgetary surplus of $297.8 million. Actual General Fund revenue at the end of fiscal year 1997 was $4.588 billion, a 5.58% increase over the previous year and $158 million above the legislative revenue estimate. Total appropriations at the end of fiscal year 1997 were $4.920 billion. Of this amount, the State spent $4.532 billion, set aside $84 million from the Capital Reserve for expenditure in 1997-98, and carried forward $295 million. The remaining balance of $9 million represents net lapses of unspent appropriations.

   The 1997 General Assembly's budget for fiscal year 1997-98 projects a total State budget of $12.4 billion. Appropriations totaling $4,906.2 billion were made from recurring and non-recurring funding sources. The General Appropriation Act provides for $4.7 billion in General Fund revenue, an increase of 5.6% over the General Fund revenue estimate contained in the 1996 Appropriation Act. This estimate includes $298.4 million in "new" recurring revenue. The spending plan contains no new general tax increases, but it amends the Carnell-Felder set-aside limitation, making an additional $80.4 million in recurring funding available for appropriation. The statutorily- and constitutionally-mandated General Reserve Fund, Capital Reserve Fund, Debt Service, Local Government Fund, and Homestead Exemption accounts were funded at the required levels, totaling $39.4 million.

   Responding to recurrent operating deficits of the early 1990's, Standard & Poor's placed the State's AAA-rated general obligation debt on its CreditWatch and reduced its rating to AA+ on January 29, 1993. Because South Carolina's economy has improved dramatically since 1993, the State regained its AAA rating on general obligation debt from Standard & Poor's on July 9, 1996. Both Moody's Investor Services and Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) have also published AAA ratings on general obligation debt for South Carolina.

   Prospective investors should study with care the portfolio of Bonds in a South Carolina Trust and should consult with their investment advisers as to the merits of particular issues in a portfolio.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the South Carolina Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the South Carolina Trusts to pay interest on or principal of the Bonds.

                             Tennessee Risk Factors

   Constitutional Considerations. The State Constitution of Tennessee requires a balanced budget. No legal authority exists for deficit spending for operating purposes beyond the end of a fiscal year. Tennessee law permits tax anticipation borrowing but any amount borrowed must be repaid during the fiscal year for which the borrowing was done. Tennessee has not issued any debt for operating purposes during recent years with the exception of some advances which were made from the Federal Unemployment Trust Fund in 1984. No such advances are now outstanding nor is borrowing of any type for operating purposes contemplated.

   The State Constitution of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. Under State law, the term of bonds authorized and issued cannot exceed the expected life of the projects being financed. Furthermore, the amount of a debt obligation cannot exceed the amount authorized by the General Assembly.

   The State and its Economy. The Tennessee economy entered 1998 at or near its full employment productive capacity. Growth rates had slowed during 1996 but began to reaccelerate at the end of 1997, and the state's economic fundamentals remain strong. The economy continues to expand, with growth occurring in both jobs and income. As with 1997, the prospects for a sharp upturn or downturn in economic activity seem slim.

   Job growth for 1997 was initially reported to be 0.9%, but the revisions show a much stronger growth rate of 1.9%. The data show strong growth in service jobs and good growth in construction jobs, though somewhat less than previously thought. Job growth will likely exceed initial estimates by at least one-half a percentage point.

   Based on other economic data, the state's economy appears to have closed out 1997 on a reasonably strong note. Inflation-adjusted personal income is expected to have advanced 2.8% for the year. Personal income growth may also be revised upward at some future point. The state unemployment rate, once revised, came in at 5.4% (slightly higher than the 5.2% rate in 1996). Sales tax collections have also been expanding at a rapid 6.1% pace, second fastest in the southeast.

   As is typically the case, economic growth shows considerable variation across the state. Some sectors of the economy, most notably manufacturing, have had some problems. The revised data indicate a 0.5% decline in overall manufacturing employment, as 1.0% growth in the durable goods sector was swamped by a 2.3% decline the nondurable goods sector.

   Different regions of the state also have shown divergent growth patterns. During most of the 1990s, the state's metropolitan regions have outgrown their rural counterparts. For example, between 1990 and 1995, the state's metropolitan areas saw jobs expand by 13.8%, while rural counties saw slower growth of 7.9%. This continued in 1997, as rural counties grew less than one-half as fast as metropolitan counties. The metropolitan areas of the state also display higher levels of per capita personal income (a good measure of economic well being), lower unemployment rates, more rapid population growth and a larger retail sales tax base.

   The short term economic outlook for 1998 and 1999 calls for reasonably strong economic growth. Barring any unforeseen shocks to the national economy that might jar the state from its current trajectory, the next two years will look a lot like the revised situation for 1997.

   Nonagricultural jobs will advance at least 1.2% in 1998, improving to 1.4% growth in 1999. Employment in the manufacturing sector will be approximately flat in 1998 and should be better in 1999. Jobs in nondurable goods manufacturing will slip 1.3% in 1998 and will fall at the same pace in 1999. Jobs in the durable goods sector will expand 0.9% in 1998 and 1.6% in 1999. The state's unemployment rate will average 5.3% in both 1998 and 1999.

    Nominal personal income is expected to rise 5.1% in 1998 and 5.5% in 1999. Nominal per capital personal income should grow 3.9% and 4.2% in 1998 and 1999, respectively.

    Taxable sales are projected to grow 8.0% in the current fiscal year. Taxable sales growth will subside to 4.1% in fiscal year 1999, aligning more closely with underlying economic growth.

   Tourism is rapidly becoming a more prominent sector in the Tennessee economy, as it enjoyed growth rates averaging 5.8% from 1990 to 1995. The growth has been sparked by the rapid development of music theaters in Pigeon Forge, the Tennessee Aquarium in Chattanooga, the revitalization of downtown Nashville, as well as the increased interest in outdoor activities such as camping and hiking.

   Tennessee has a diverse agricultural sector. Both corn and nursery operations have ranked fourth and fifth (often switching places) in terms of cash receipts for Tennessee farmers since 1990. Other important crops include wheat, floriculture, hay, and vegetables. Moreover, cattle operations generate more income in the aggregate than any other single commodity in Tennessee. In all, production agriculture generates more than $2 billion in annual cash receipts for Tennessee farmers. For 1998, farmers will be concerned about the potential impacts of the El Nino weather phenomenon on crop yields.

   The 1997 year is the first full year under the 1996 farm bill, which radically changed the character of federal income support for agriculture. Overall, Tennessee will benefit from the bill, especially in the next few years when federal payments are substantially higher than what farmers would have received under the old policy regime. Yet, production shifting (i.e., cotton to corn and wheat) is expected to cost the state $29.1 million in total income and output, as well as a loss of an estimated 231 jobs. These changes may result in significant economic impacts for the regions and industries in which they are centralized.

   The actual state budget for fiscal year 1996-97 was $13.826 billion and the estimated state budget for 1997-98 is $14.553 billion. Actual General Fund revenue for fiscal year 1996-97 was $11,713.4 million. Actual General Fund appropriations were $5,477.8 million. Estimated revenue for the General Fund for fiscal year 1997-98 is $12,485.2 million, an increase of $771.7 million or 6.6%. Estimated appropriations in the General Fund for 1997-98 are $5,980.2 million, an increase of $502.5 million or 9.2%.

   Total state revenue for fiscal year 1997-98 is estimated at $7,237.1 million, an increase of 4.4% from 1996-97. Of this amount, approximately 91.9% or $6,649.7 million is scheduled to be obtained from taxes, each of which will generate a certain percentage of the total revenues as follows: sales and use (56.5%); franchise and excise (13.1%); gasoline and gasoline inspection (8.4%); gross receipts and privilege (4.2%); motor vehicle (2.8%); income and inheritance (2.7%); motor fuel (1.8%); tobacco, beer, and alcoholic beverages (1.8%) and all other taxes (.6%).

   The recommended state budget for fiscal year 1998-99 is $15.408 billion which is $855.3 million more than 1997-98. Recommended General Fund revenues for fiscal year 1998-99 are $12,909.4 million and appropriations are $6,281.5 million. The revenue increase from the prior fiscal year is $424.2 million or 3.4% and the increase in appropriations is $301.2 million, or 5%.

   Total state revenue for fiscal year 1998-99 is estimated at $7,528.4 million. Approximately 92.1% or $6,934.9 million of this amount is projected to be from taxes. The top three state tax revenue producers are expected to be sales and use tax at 56.7% or $4,268.8 million of total state revenue, franchise and excise tax at 13.3% or $1,004.1 million, and gasoline/gasoline inspection tax at 8.2% or $620 million.

   Bond Ratings. Tennessee's general obligation bonds are rated Aaa by Moody's, AA+ by Standard & Poor's and AAA by Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.). There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Portfolio of a Tennessee Trust may not be adversely affected by changes in economic or political conditions.

   The state sold general obligation bonds in the amount of $197.8 million in fiscal year 1996-97. This issue increased Tennessee's total general obligation bonded debt at June 30, 1997 to $910,395,000. This debt was issued entirely for institutional and building construction. Total authorized but unissued bonds for fiscal year 1997-98 is $1,254,077,000. The 1998-99 proposed fiscal year budget recommends the authorization of an additional $90 million in highway construction bonds, $247.6 million in institutional and building bonds, and $12.9 million in cash to finance capital projects.

   Legal Proceedings. Tennessee is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. The Tennessee Supreme Court affirmed a case in which the lower court found the Tennessee Department of Revenue improperly defined non-business earnings for tax purposes. Although this case involved only $925,000, its outcome could affect future cases and could have a detrimental impact to Tennessee's revenue base. The Tennessee Supreme court also reversed a similar case in which the lower court found the taxpayer's partial sale of business holdings resulted in taxable business income. Although the Tennessee Supreme Court differentiated this case from the previous one, these cases may create future litigation challenging Tennessee's corporate tax and impacting revenue.

                               Texas Risk Factors

   Economic Outlook. Texas's economic growth in general has paralleled U.S. growth since 1995. The State's economic expansion is expected to slow in 1998-99, but it should continue to outpace the growth of the national economy. Although the U.S. economy shows signs of renewed strength, a retrenchment in the high-technology industry has restrained vigorous economic recovery in Texas. Nevertheless, a growing State economy, healthy gains in employment and personal income, and unspent cash from the 1996-97 biennium should combine to increase the amount of State revenue available for general spending in the next two fiscal years.

   Texas's real gross state product has outpaced national economic growth in every year of the 1990s, with average annual growth rates exceeding the nation's by nearly one percentage point each year. In fiscal 1995, Texas's gross state product grew by 3.5%. In fiscal 1996, the gross product grew by only 2.8%, while the U.S. growth rate fell to 1.9%. This pattern should continue throughout the 1998-99 biennium, with the State's inflation-adjusted gross state product increasing at an annual rate of 3.2%, compared to 2.2% for national gross domestic product.

   The three industries in Texas with the highest employment concentration are oil and gas extraction, pipelines, and petroleum production. However, Bureau of Economic Analysis data for 1970, 1980 and 1990 show a decreasing concentration in these industries, indicating that the State's economy has become more like the country's. Increasing economic diversity helps protect Texas from business cycles associated with the energy industry, but concentration in these industries allows the State to reap greater rewards when they prosper, as oil and gas extraction have in 1996 and 1997.

   Texas's largest industries in terms of earnings have traditionally been services, state and local government, and retail trade. In 1996, they represented 25.8%, 10.8%, and 9.2% of all earnings, respectively. Of the major industries accounting for at least 5% of earnings, the slowest growing in 1996 was nondurable goods manufacturing (7.6% of all earnings) which increased by 3.0%; the fastest was construction (6.2% of all earnings) which increased by 9.2%. During the 1998-99 biennium, the electronic equipment and industrial machinery industries will become more important to the Texas economy. In 1996, exports of high-tech items such as semiconductors, communications equipment and computers reached $29.9 billion, or more than 40% of total exports. High-tech firms with established plants in Texas, such as Dell Computer, Texas Instruments, Compaq, Intel and Motorola, will drive much of this growth.

   Mexico is Texas's largest market, thanks in part to its proximity, trade liberalization and the peso recovery. During 1997, the economic picture for border areas began to brighten in the aftermath of the 1994 peso devaluation. Mexico's fiscal crisis had spilled over into Texas border retailers. With Mexico's economy continuing to improve, retail activity along the border is increasing and feeding job growth and construction. Texas has also increased its investments in basic infrastructure along the Mexican border in order to take advantage of its location and further increase exports. Exports to Mexico, which totaled $21.9 billion in 1995, or 32% of Texas's total exports, expanded to $27.4 billion in 1996, or 37% of total exports. Brazil is another important business partner, with exports jumping by 20% from 1995 to 1996.

   Over the past ten years, per capita personal income growth in Texas has trailed behind the United States as a whole. Since 1986, Texas has experienced an average of 4.7% annual income growth, compared to the national average annual increase of 4.9%. In 1986, the State ranked 27th in the United States with a per capita personal income of $14,024. In 1996, however, the State dropped to 32nd in the nation, with personal income at $22,282 or 91.2% of the national average ($24,426). The 1996 per capita personal income in Texas reflected an increase of 4.6% from 1995, equaling the increase in the United States. The State Comptroller's Office estimates that personal income will increase by 5.6% annually through 1999, with about half of the growth attributable to inflation.

   In fiscal 1997, Texas nonfarm employment registered 2.6% annual growth and reached a record 8.45 million, including over 200,000 new jobs. The State Comptroller's Spring 1997 economic forecast predicts 2.2% growth in fiscal 1998 and again in fiscal 1999. Currently, the service-producing sectors (i.e., transportation and public utilities, insurance and real estate, government, and trade) are the major sources of job growth in Texas, accounting for 80% of total non-farm employment and over 90% of employment growth since 1990. In 1996, Texas experienced its lowest unemployment rate in ten years, reaching 5.3%. This rate has further decreased to 4.9% in October 1997. The unemployment rate for the United States in 1996 was 5.4%, which has decreased to 4.3% in October 1997.

   Revenue and Expenditures. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts was the State's largest source of income in fiscal 1997, increasing 4.0% compared to 1996 and totaling 28.4% of total revenue. Sales tax, which had been the main source of revenue between 1981 and 1993, was second, accounting for 26.6% of total revenues in fiscal 1997. For the past 10 years, the sales tax has produced more revenue each year than all other taxes combined. Total sales tax collections for the 1998-99 biennium are expected to grow by 8.8% and reach $24.0 billion, an increase of $1.9 billion over the 1996-97 biennium. While overall collections have expanded with the Texas economy, the growth in sales tax collections has slackened recently. A cooling in the volume of retail spending and the final implementation of an exemption from sales tax for production machinery are major factors in the softer growth rates observed since 1994.

   Oil production and regulation tax receipts in 1998-99 are expected to reach $717 million, down from the $806 million collected in 1996-97. Even though 1997 collections were bolstered by a spike in prices, the long-term price outlook is relatively flat, and taxable production is expected to continue to fall. National gas tax receipts in 1998-99 are expected to reach $1,021 million, down slightly from $1,159 million in 1996-97. Like oil, the increase in 1997 collections is attributable to a sustained rise in prices. However, long-term natural gas prices are expected to remain flat in response to supply increases from Canada and the Gulf of Mexico.

   Heavy reliance on the energy and agricultural sectors for jobs and income resulted in a general downturn in the Texas economy beginning in 1982 when those industries suffered significantly. The effects of this downturn continued to affect the State's real estate industry and its financial institutions for several years. As a result of these problems, the general revenue fund had a $231 million cash deficit at the beginning of the 1987 fiscal year that grew to a $745 million cash deficit by the end of that fiscal year. After 1987, the Texas economy did begin to move toward a period of recovery. Expansion has continued, and the State ended fiscal 1997 with a general revenue fund cash surplus of $4.5 billion.

   Net revenues for general and special funds at the end of fiscal 1997 totaled $42.6 billion, or 5.3% over fiscal 1996. The two largest increases in revenue were a $1.4 billion (7.2%) rise in tax revenues and a $470.2 million (4.0%) increase in federal funds. Expenditures at the end of fiscal 1997 increased by $1.8 billion, or 4.5% over fiscal 1996. Health and human service agencies experienced the largest expenditure increase, $1.4 billion or 10.5% over 1996, while transportation expenses were down by $343.7 million or 10.2% from 1996.

   The State's Comptroller's Office estimates that revenue in 1998-99 will total $87.3 billion. The State of Texas will have $52.2 billion in funds available to finance general revenue-related operations during the 1998-99 biennium. Available funds will come from three main sources. The ending balance available for certification carried forward from the 1996-97 biennium was $2.4 billion. Total tax revenue will be $40.1 billion, and total non-tax revenue will contribute an additional $9.7 billion. Of the remaining revenue, the single largest portion will be $25.4 billion in federal revenue. The revenue estimate for the 1996-97 biennium is based on an assumption that the Texas economy will show a steady growth.

   With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). In excess of $9.0 billion of general obligation bonds have been authorized in Texas and almost $5.4 billion of such bonds, including revenue bonds, are currently outstanding. Many of these were issued by the Veterans' Land Board and the Texas Public Finance Authority.

   Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds.

   Pursuant to Article 717k-2, Texas Revised Civil Statutes, as presently amended, the net effective interest rate for any issue or series of Bonds in a Texas Trust is limited to 15%. In March, 1993, the Legislature passed a proposed constitutional amendment which would allow a limited amount of money to be "recaptured" from wealthy school districts and redistributed to property-poor school districts. However, the amendment was rejected by the voters on May 1, 1993, requiring the Legislature to develop a new school finance plan. At the end of May, 1993, the Legislature passed a new school finance bill that provides school districts with certain choices to achieve funding equalization. The Texas Supreme Court upheld this school finance law in January, 1995.

   The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's and Moody's Investors Service, Inc. assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.

   A wide variety of Texas laws, rules and regulations affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, Bonds in a Texas Trust. The impact of such laws and regulations on particular Bonds may vary depending upon numerous factors including, among others, the particular type of Bonds involved, the public purpose funded by the Bonds and the nature and extent of insurance or other security for payment of principal and interest on the Bonds. For example, Bonds in a Texas Trust which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Bonds in a Texas Trust, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations. Similarly, Bonds in a Texas Trust, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by declines in real estate values and by Texas laws that limit the availability of remedies or the scope of remedies available in the event of a default on such Bonds. Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Bonds in a Texas Trust and, therefore, on the Units.

   From the time Standard & Poor's began rating Texas general obligation bonds in 1956 until early 1986, that firm gave these bonds its highest rating, AAA. In April 1986, in response to the State's economic problems, Standard & Poor's downgraded its rating of Texas general obligation bonds to AA+. Standard & Poor's further downgraded the general obligation debt rating in July 1987 to its current AA rating. Moody's Investors Service, Inc. has rated Texas bonds since prior to the Great Depression. Moody's upgraded its rating of Texas general obligation bonds in 1962 from Aa to Aaa, its highest rating, following the imposition of a statewide sales tax by the Legislature. Moody's downgraded such rating to Aa in March 1987 and currently publishes a Aa2 rating for Texas general obligation bonds. No prediction can be made concerning future changes in ratings by national rating agencies for Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.

   This summary is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in Texas, including information provided in official statements of recent Texas State issues. Historical data on economic conditions in Texas is presented for background information only, and should not be relied on to suggest future economic conditions in the State.

                              Virginia Risk Factors

   A Virginia Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia Bonds. Without intending to be complete, the following briefly summarizes some of these matters, as well as some of the factors affecting the financial situation in the Commonwealth of Virginia (the "Commonwealth" or "Virginia"). This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information.

   There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally will not adversely affect the market value of Virginia Bonds held in the portfolio of a Virginia Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

   The Commonwealth's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade and government (federal, state and local). Defense activity is an important component of Virginia's economy.

   The Virginia economy experienced solid growth in fiscal year 1997. Both total nonagricultural employment and personal income growth were much stronger than expected. Virginia nonagricultural employment grew by 2.9%, increasing by 90,600 jobs during fiscal year 1997, close to doubling the amount of new jobs created in fiscal year 1996. All the employment sectors, with the exception of wholesale and retail trade, recorded stronger job growth than forecast. Although job losses continued in the manufacturing and federal government sectors, they were less severe than forecast. Strong job growth pushed Virginia's unemployment rate down to 4.3% in fiscal year 1997, the lowest since fiscal year 1990.

   The Virginia standard forecast expects the Commonwealth to slightly outperform the nation in both job growth and personal income growth in the next few years. Total personal income in Virginia is forecast to grow at 5.8%, 6.0% and 6.1%, respectively, in fiscal years 1998 through 2000. In fiscal year 1998, Virginia should add 76,800 nonagricultural jobs for growth of 2.4%. The services sector is expected to again lead job growth with gains of 42,600 jobs or 4.5% growth, less than the 5.2% growth rate achieved in fiscal year 1997. Wholesale and retail trade should add almost 16,500 jobs, a slow steady growth consistent with fiscal year 1997. Construction employment is expected to slow from its brisk pace of fiscal year 1997, growing by only 2.2%, 1.1% and 1.2%, respectively, in fiscal years 1998, 1999, and 2000. Virginia's manufacturing employment is expected to improve slightly over the next three fiscal years. The forecast calls for an increase of 2,100 jobs in fiscal year 1998, followed by 0.8% and 0.7% growth in fiscal years 1999 and 2000, respectively. Job growth is forecast to continue to slow over the next biennium, growing by 2.2% in fiscal year 1999 and 1.8% in fiscal year 2000.

    The magnitude of job losses from federal government downsizing on the Virginia economy is considerably smaller than it has been in the past six fiscal years. From fiscal year 1991 to fiscal year 1997, job losses from federal government downsizing were more than 60,000, nearly a typical year's job growth. From fiscal year 1998 to 2000, job losses in the federal sector are expected to total only 4,000. Most job losses resulted from continued defense downsizing and federal government cutbacks in Northern Virginia and Hampton Roads.

    Total retail sales rose 5.4% in Virginia during fiscal year 1997, well above the 4.2% national average and stronger than the Commonwealth's fiscal year
1996 growth of 4.6%.

   The Commonwealth's total revenue comprises two types of resources: the general fund and non-general funds. More than half of the state's revenues (53%) are "non-general funds" or funds earmarked by law for specific purposes. For example, motor vehicle and gasoline taxes must pay for transportation programs, student tuition and fees must support higher education, and federal grants are designated for specific activities. General fund revenues are derived from general taxes paid by citizens and businesses in Virginia.

   In fiscal year 1997, total revenues grew 8.1% to $7,949.3 million, exceeding the official forecast of $7,751.0 million (5.4% growth) by $198.3 million. This marked the seventh consecutive year that actual revenue collections exceeded the official forecast. In five of those seven years, revenue collections were within one percent of the forecast.

   Collections of net individual income taxes contributed $141.8 million to the revenue surplus in fiscal year 1997. Receipts of corporate income taxes and sales and use taxes also exceeded their estimates. Collections of insurance company premiums taxes and public service gross receipts taxes, however, fell short of expectations. Collectively, the five major sources ended the year with a surplus of $179.7 million. The forecast for general fund revenue shows growth of 7.1% for fiscal year 1998, 5.8% for fiscal year 1999 and 6.0% growth for fiscal year 2000.

   General Fund - Cash Basis. The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. During fiscal year 1997, the General Fund received $8.6 billion in resources. Individual income taxes accounted for 55% of General Fund resources, while sales taxes made up 21%. These revenues plus other direct revenues from outside sources totaled $8.1 billion, or 95%. The remaining monies totaling $427 million came through transfers from other funds, including alcoholic beverage sales and lottery profits.

    Revenues (not including transfers) increased by $850 million over fiscal year 1996. Individual income tax revenues, which grew by 10% compared to fiscal year 1996, played a major role in this growth.

   General Fund disbursements including transfers for fiscal year 1997 totaled $8.1 billion. Expenditures totaled $6.8 billion and transfers to other funds were $1.3 billion. Education accounted for 50%, while social services, Medicaid, public health and mental health accounted for 23% of the General Fund. Expenditures, not including transfers, increased by $358 million over the prior year. Of the total increase, education accounted for 74%, while public safety accounted for another 20%.

   General Fund revenues exceeded expenditures and net transfers by $460.9 million in fiscal year 1997. In other words, the General Fund had an operating profit for the year. The profit resulted from increased tax receipts coupled with expenditures that were less than budgeted.

   The General Fund balance on a cash basis has fluctuated in previous years. In fiscal year 1993, Virginia had just come out of a severe recession. Over the next year, economic conditions continued to improve and the balance again increased. A $168 million operating deficit in fiscal year 1995, caused primarily by payments made to settle a lawsuit filed by federal retirees, reduced the General Fund balance at the end of fiscal year 1995 to $350.7 million. Fiscal year 1996's $126 million profit restored the balance of $476.3 million. Fiscal year 1997 showed a strong balance of $937.2 million.

   Balances are "committed" if there are plans in place for their use. "Available" balances may be used by the Governor and General Assembly for new projects or programs. At the end of fiscal year 1997, there was an available balance of $76.3 million, compared to an available balance of $1.1 million at the end of fiscal year 1996.

   The "rainy day" fund is required by an amendment to the State Constitution which was approved by the voters on November 7, 1992. This fund is a reserve of fund balance which can only be used if state revenues decline sharply from the previous year. Reserved funds must be appropriated by the General Assembly when revenue collections are strong compared to the average for the previous six years. The total amount reserved in fiscal year 1997 is $214.9 million. The 1998-2000 budget makes deposits to the rainy day fund totaling $211 million, bringing the amount currently available to $426.4 million, or roughly 4.5% of annual general fund revenues.

   General Fund - GAAP Basis. When the General Fund was accounted for on a GAAP basis, the fund had a positive balance of $491.8 million in fiscal year 1997, compared to a balance of $180.4 million in fiscal year 1996. Virginia fully adopted GAAP financial reporting in fiscal year 1983, and experienced GAAP deficits from fiscal year 1990-92 as a result of a recession. The deficit in fiscal year 1995 was primarily the result of the federal retiree lawsuit noted earlier. GAAP deficits may occur in Virginia without violating the state Constitution or statutes which prohibit deficit spending. However, if a General Fund GAAP deficit were to continue over time, agencies that rate state debt would view this as a problem for state finances.

   Debt Administration. The total outstanding debt of the Commonwealth as of the end of fiscal year 1997 was $10.7 billion. Long term bonds and notes represent 97% of all debt, with the remaining 3% consists of capital leases, installment purchase contracts and various other payables. A total of $1.1 billion, or 10.7% of all debt, is a general obligation of Virginia taxpayers and supported by a pledge of all tax revenues and other monies of the Commonwealth. Other tax supported debt (limited obligations) totaled $2.3 billion and was outstanding at the end of fiscal year 1997. This accounted for 21.3% of all debt on the books of the Commonwealth. Non-tax supported debt makes up 68% of all debt in the Commonwealth. The majority of this debt is issued by various authorities that are created under state law to issue bonds to finance various programs considered to provide a benefit to the public. Total debt in this category at the end of fiscal year 1997 was $7.3 billion.

   The Commonwealth of Virginia maintains a "triple A" bond rating from Standard & Poor's, Moody's Investors Service, Inc. and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to the economic risks or uncertainties peculiar to the issuers of such securities or to the sources from which they are to be paid.

                             Washington Risk Factors

   Economic Outlook. The State of Washington was created by an enabling act of Congress in 1889. The State, which comprises 68,139 square miles, is located on the Pacific Coast in the northwestern corner of the continental United States. The mild moist climate in western Washington makes this region excellent for dairy farming and the production of flower bulbs. Washington's location makes it a gateway for land, sea, and air travel to Alaska and the Pacific Rim countries. Its coastline has hundreds of bays and inlets that make excellent harbors. East of the Cascade Mountain Range, farmers raise livestock and wheat on large ranches. Washington leads the nation in apple production, and the State produces large amounts of lumber, pulp, paper, and other wood products.

   The City of Seattle, located in northwestern Washington, is the largest city in the Pacific Northwest and serves as the King County seat. King County and the adjacent counties to the north, Snohomish and Island Counties, comprise the Seattle Primary Metropolitan Statistical Area (PMSA), which is the fourth largest metropolitan center on the Pacific Coast and biggest single component of the State's economy.

   Fiscal year 1997 proved to be an exceptional year for Washington's economy, with strong growth in employment and personal income also projected through at least 1999. Growth in these areas is expected to outpace the national average. The State's wage and salary employment rebounded in Fiscal Year 1997 after growing at rates less than 2% in four of the last five fiscal years. By contrast, State employment increased by 4% in Fiscal 1997, nearly twice the national average of 2.2%. This accelerated rate of growth--reminiscent of those experienced by the State in the late 1980s--translated into more than 94,000 new jobs in Washington during the past fiscal year.

   Aerospace employment growth was a major factor in the year's strong employment growth. Washington's largest employer, the Boeing Company, is preeminent in aircraft manufacture and is headquartered in Seattle, with plants in Auburn, Kent, Renton, Everett and Spokane. Boeing exerts a significant impact on overall State production, employment and labor earnings. After six consecutive years of downsizing, the aerospace industry added more than 18,000 employees in 1997.

   Led by aerospace employment, manufacturing employment in Washington increased by more than 24,000 jobs in Fiscal Year 1997, an increase of 7.2%. Employment in durable manufacturing other than aerospace grew by 4.5% in Fiscal Year 1997, significantly outpacing the national average of 0.9%. Within this sector of the economy, the strongest employment growth occurred in electrical machinery (12.6%) and non-electrical machinery (9.7%).

   Non-manufacturing employment grew at a steady pace of 3.4%, contributing another 70,000 jobs to the State's economy. This increase was led by an 8.2% growth rate in transportation, communications and public utilities, and 7.3% growth in construction employment. Employment growth in the services sector reached 4.0% during the same period. Washington's remaining non-manufacturing sectors experienced employment growth in excess of 2.0%, except for federal government civilian employment, which decreased by 2.3%.

   Agriculture, combined with food processing, is Washington's most important industry. With 35% of the State's value of agricultural production, field crops remained the dominant category, with a value of $2.05 billion in 1996, down 2% from 1995. Livestock, poultry and their associated products accounted for 25% of Washington's value of production in 1996, making it the second most important category for the State. Fruit crops contributed $1.26 billion to Washington's agricultural production in 1996, down 6% from 1995. Among all the states, Washington ranks: 1st in the production of hops, lentils, apples, sweet cherries, pears, asparagus, carrots, and raspberries; 2nd in potatoes and apricots; and 3rd in wheat, grapes, peas, onions, sweet corn and butter. Farming in Washington employs more than 66,900 workers, with agricultural services adding more than 59,000 jobs to this total. The State's food processing industries currently employs approximately 40,000 workers at more than 750 plants, generating products worth nearly $8 billion annually. These three industries account for only about 5% of the State's total employment, but generate more than 10% of the State's gross product annually.

   Natural forests cover more than 40% of the State's land area. Forest products rank second behind aerospace in value of total non-farm production. Approximately 2.6% of non-farm employment is in the forest products industry, with The Weyerhaeuser Company as the industry's largest employer. Productivity in the State's forest products industry increased steadily from 1980 to 1990; since 1991, however, recessionary influences have resulted in a production decline. Yet, in 1994, the industry employed more than 58,000 people and produced approximately $11.0 billion worth of products. A continued decline in overall production during the next few years is expected due to federally imposed limitations on the harvest of old-growth timber and the inability to maintain the recent record levels of production increases. Although continued decline in unemployment may be anticipated in certain regions, the impact is not expected to affect the State's overall economic performance significantly.

   On a combined basis, employment in the government sector represents approximately 17% of all wage and salary employment in the State. Seattle is the regional headquarters of a number of federal government agencies, and the State receives an above-average share of defense expenditures. Major federal installations include Navy bases at Bremerton, Whidbey Island and Bangor; Everett is the site of a new Naval home port; and an Air Force base (McChord) and an Army base (Fort Lewis) are located in the Tacoma area. Recent declines of naval and civilian personnel in Kitsap County have been offset by increases in army personnel in Pierce County. At present no major additions or reductions to troop strength at Fort Lewis have been made. The long term outlook is for relative stability, but federal government civilian employment will continue its trend of steady decline.

   The State's unemployment rate for 1997 averaged 4.8%, down from 6.5% in 1996, while the United States had an average unemployment rate of 5.4% in 1996 and 5.0% in 1997. During the first three months of 1998, Washington's unemployment rate has averaged 4.2%, significantly lower than the 4.7% average for the nation.

   Washington's per capita personal income reached $26,718 in 1997, up from $25,277 in 1996. This gain represents 5.7% growth, compared to the State's 5.1% and 5.4% gains in 1995 and 1996. The State's per capita personal income is currently 104.4% of the national average ($25,598), up from 103.4% in 1996. In 1997, Washington's growth rate was greater than the nation as a whole (4.8%), and the State moved up two places to a 12th place ranking among all the states in terms of per capita personal income. In terms of total personal income, however, Washington ranked 14th in the nation, with a 7.4% gain during 1997. The national growth rate in total personal income during 1997 was 5.7%.

   While not projected to continue at quite the same pace as in 1997, Washington's economic outlook is bright according to the May 1998 forecast by the State Economic and Revenue Forecasting Council (ERFC). Wage and salary employment is expected to remain strong over the next two years, increasing 3.0% in 1998 and 2.0% in 1999. Personal income is expected to grow 7.2% and 4.6% for 1998 and 1999, respectively. As of December 1997, Washington marked 14 consecutive years of economic growth--the longest period of economic expansion since World War II. With unemployment rates at the lowest level in 29 years, economists warn that this trend cannot be sustained indefinitely.

   The U.S. Census Bureau reports that Washington's population was recorded at 4,866,669 during the 1990 Census. The population is estimated to have reached 5,610,362 during July 1997. Between 1990 and 1997, Washington's population has increased at more than twice the rate of the nation as a whole, with gains of 15.3% and 7.6%, respectively. Between July 1996 and July 1997, the State's population grew by 90,837 people, a 1.6% increase. Net in-migration accounted for approximately 47.3% of Washington's growth since 1990. Washington's population is expected to reach 5.9 million by the year 2000. This new population boom is already putting heavy pressure on the State's education system, its prisons, and its natural resources.

   Budgetary Process. Like 22 other states, Washington enacts budgets for a two-year period, beginning on July 1 of each odd-numbered year. The Governor is required to submit a budget to the State Legislature no later than December 20 of the year preceding odd-numbered year sessions of the Legislature. The budget is a proposal for expenditures in the ensuing biennial period based upon anticipated revenues from the sources and rates existing by law at the time of submission of the budget. The appropriated budget and any necessary supplemental budgets are legally required to be adopted through the passage of biennial appropriation bills by the Legislature and approved by the Governor. Biennial operating appropriations are generally made at the fund/account and agency level. In a few cases, however, biennial appropriations are made at the fund/account and agency/program level. Biennial capital appropriations are generally made at the fund/account, agency and project level.

    Biennial legislative appropriations are strict legal limits on expenditures/expenses, and over-expenditures are prohibited. All appropriated and non-appropriated/allotted funds are further controlled by the executive branch through the allotment process. This process allocates the expenditure/expense plan into monthly allotments by program, source of funds, and object of expenditures. According to statutes, except under limited circumstances, the original biennial allotments are approved by the Governor and may be revised only at the beginning of the second year of the biennium and must be initiated by the Governor.

   Proprietary funds earn revenues and incur expenses not covered by the allotment process. Budget estimates are generally made outside the allotment process according to prepared business plans. These proprietary fund business plan estimates are adjusted only at the beginning of each fiscal year.

   Additional fiscal control is exercised through various means. The Office of Finance and Management is authorized to make expenditure/expenses allotments based on availability of unanticipated receipts, mainly federal government grant increases made during a fiscal year. State law does not preclude the over-expenditure of allotments, although the statute requires that the Legislature be provided an explanation of major variances.

   As of May 20, 1997, Washington's Governor had signed into law a two-year $35.7 billion (all funds) operating budget, a $1.9 billion capital budget for new construction, and a separate $1.6 billion transportation budget for capital construction projects. Most major initiatives begun in Fiscal Year 1997 are embodied on these budgets.

   Revenues and Expenditures. Slightly more than half of the State's operating budget for Fiscal 1997-99 is supported by General Fund-State (GF-S) tax revenues, with the remainder coming from federal funds, dedicated taxes and fees and other resources such as earned interest and lottery receipts. Since 1995, growth in GF-S expenditures has been constrained by Initiative 601, which established annual spending limits based on changes in population growth and inflation.

   Passed in the November 1993 general election, Initiative 601 eliminated the Budget Stabilization Account at the beginning of Fiscal Year 1996 and created a new Emergency Reserve Fund. It also limited annual increases in GF-S expenditures to the average rate of inflation plus population growth for the previous three years. Any GF-S revenues in excess of the spending limit for any given year will be deposited in the Emergency Reserve Fund on a quarterly basis. If the balance in the Emergency Reserve Fund exceeds 5% of biennial GF-S revenues, the excess will be deposited in a new Education Construction Fund. During Fiscal Year 1997, the State maintained GF-S spending levels within Initiative 601 expenditure limits. In October 1997, the State Treasurer made Washington's first quarterly transfer to the Emergency Reserve Fund in the amount of $56.45 million, based on the revenue forecast for Fiscal Year 1998.

   Governmental activities are accounted for in four governmental fund types: general, special revenue, debt service and capital projects funds. Revenues for all governmental funds totaled $17.3 billion for Fiscal Year 1997 (ended June 30, 1997). This represents an increase of 5.9% over revenue for Fiscal 1996 of $16.3 billion. Taxes, the largest source of governmental revenue, produced 60% of all receipts. Although this percentage is similar to Fiscal 1996, actual tax revenue increased by $589 million. This increase was attributable to growth in the State's population and personal income during Fiscal 1997, enabling increased retail sales and use tax collections and federal government grants-in-aid.

   Expenditures for all governmental fund activities totaled $17.9 billion during Fiscal Year 1997, up 6.8% over Fiscal 1996's expenditures of $16.8 billion. The largest portion of these expenditures was for education, accounting for $7.1 billion or 39.5% of total expenditures. The second largest recipient of governmental funds was human services, with $6.5 billion or 36.5%. During Fiscal 1997, general government, capital outlays and transportation expenditures accounted for $1.12 billion, $1.11 billion and $931 million, respectively.

   Washington's General Fund accounts for all general government financial resources and expenditures not required to be accounted for in other funds. For Fiscal Year 1997, revenues in the General Fund increased by $763 million or 6.1% to total $13.3 billion. Retail sales and use taxes, the largest source of General Fund receipts at 35.8%, totaled $4.8 billion during Fiscal 1997, increasing by $303 million or 6.8%. Federal grants-in-aid reached $3.6 billion (up 4.6% or $158 million), representing 27.0% of all General Fund revenues.

   Expenditures for Fiscal Year 1997 General Fund activities totaled $12.7 billion, up 4.5% from the $12.13 billion spent during Fiscal Year 1996. Of these expenditures, 43.8% went to support local school districts and higher education, and 47.3% was spent for human services. Washington's General Fund balance, including all reserves and designations, totaled $2.02 billion as of June 30, 1997, representing an increase of $131.7 million or 7% from Fiscal 1996. This increase resulted primarily from improving economic conditions coupled with a concerted effort to slow State spending.

   The State's General Fund revenues for the 1997-99 Biennium are forecast to be $19.4 billion, an increase of 10% in nominal terms over the previous biennium. Despite the effect of tax reductions in recent years, this rate is typical of revenue growth in the 1990s and stronger than in the previous biennium. Barring further legislative action, the accelerating pace of State revenue collections will leave Washington with a total estimated reserve of $860.8 million by the end of the 1997-99 biennium, according to the November forecast by the ERFC. State General Fund expenditure limits, established by Initiative 601, will hold supplemental expenditures in the 1998 Legislative Session to a maximum of $185 million.

   Debt Management. The State Constitution and enabling statutes authorize the incurrence of State general obligation debt, to which the State's full faith, credit and taxing power are pledged, either by the Legislature or by a body designated by statute (presently the State Finance Committee).

   General Obligation Bonds. General obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of capital facilities for public and common schools, higher education, public and mental health, corrections, conservation, and maintenance and construction of highways, roads, and bridges. The State also issued bonds for assistance to municipalities for construction of water and sewage treatment facilities and corrections facilities. Additionally, bonds are authorized and issued to provide for the advance refunding of general obligation bonds outstanding. As of June 30, 1997, the maximum debt authorization subject to limitation was $4.7 billion. This limit does not include motor vehicle fuel tax debt, limited obligation debt or reimbursable debt exempt from the statutory debt limit.

   Zero Interest Rate General Obligation Bonds. Zero interest rate general obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of public administrative buildings and facilities, and capital facilities for public and common schools and higher education. Total debt service (principal and interest) requirements for zero interest rate general obligation bonds to maturity as of June 30, 1995 were approximately $492 million. As of June 30, 1995, zero interest rate general obligation bonds outstanding totaled $208 million while bonds authorized but unissued equaled zero. Approximately $25 million of general obligation refunding zero coupon bonds were sold in Fiscal Year 1997. Approximately $33.67 million zero coupon bonds were issued in Fiscal Year 1997.

   Bond Ratings. State of Washington general obligation bonds currently have the following ratings: Standard & Poor's Ratings Services, AA+ (upgraded from AA in July 1997); Moody's Investors Service, Inc., Aa1 (upgraded from Aa2 at the end of Fiscal Year 1997); and Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.), AA+ (upgraded from AA).

   Limited Obligation Bond. Limited obligation bonds have been authorized and issued to provide funds for public school plant facilities; State, county, and city arterials; and State capital buildings and facilities. These bonds are payable primarily from dedicated revenue of the State's motor vehicle fuel excise tax and other miscellaneous dedicated revenue generated from assets such as harbors and tidelands, park, and land grants. Outstanding general and limited obligation bonded debt as of June 30, 1997 totaled $6.192 billion, an increase of 6.2% over June 30, 1996. Bonds were issued primarily to provide for capital projects and grants to local governments.

   Revenue Bonds. Current State statutes empower certain State agencies to issue bonds that are not supported, or are not intended to be supported, by the full faith and credit of the State. These bonds pledge income derived from acquired or constructed assets for retirement of the debt and payment of the related interest. Revenue bonds issued by individual agencies are supported by fees, rentals, and tolls assessed to users. Primary issuing agencies are the State's Public Universities and various Community Colleges. Total debt service (principal and interest) for revenue bonds to maturity at June 30, 1995 was approximately $310 million. As of June 30, 1995, revenue bonds outstanding totaled $162 million while bonds authorized but unissued equaled zero.

   Certificates of Participation. The office of the State Treasurer continued its administration of the State certificates of participation program (COPs) which has been in existence since Fiscal Year 1990. This program enables State agencies to finance the acquisition of real and personal property at tax exempt interest rates realizing substantial savings over vendor financing. The State's publicly-offered equipment certificates of participation received a credit rating upgrade from Moody's Investors Service from A to A1. In the real estate component of the financing program, most projects received a rating upgrade from A1 to Aa3 as a reflection of their essentialness to State government operations. A corresponding rating upgrade for outstanding certificates of participation was also received from Standard & Poor's. Representatives of the rating agencies cited their reliance on centralized oversight of the program by Office of the State Treasurer and the Office of Financial Management as a significant factor in their evaluation process. As of June 30, 1997, there were outstanding $236.4 million in certificates of participation in all funds. Underlying this amount were agency certificates originating from 60 agencies amounting to $233.2 million with the balance on deposit with the trustee either for use in the program (unissued proceeds) or to satisfy reserve requirements. These programs are currently funded from public offering of certificates of participation through a competitive bid process.

                           West Virginia Risk Factors

   From May 1997 to May 1998, West Virginia's private sector has added 7,700 jobs, a 1.4% increase. Gains during this period include 6,500 in services, 1,700 in trade, and 1,300 in manufacturing. Over the same time period, the state's mining industry lost 1,500 jobs, and construction and transportation recorded losses of 300 and 200, respectively.

   West Virginia's total nonfarm payroll employment as of May 1998 was 730,700. This is an increase of 20,100 from May 1997. The goods-producing industry decreased by 500 from May 1997 to May 1998, while the service-producing industry rose by 20,600. The majority of the jobs found in West Virginia are in trade and services.

   West Virginia's seasonally adjusted employment rate declined to 6.4% in May 1998. This is much higher than the U.S. employment rate of 4.3% for May 1998. The average unemployment rate of the State in 1996 was 7.5%. West Virginia has historically had a higher unemployment rate than the nation as a whole.

   West Virginia's per capita personal income in 1996 was $18,444. Total personal income in the State was $33,675 million.

   The State's annual budget is prepared on a cash basis, modified only at year end to allow for a thirty-one day period for the payment of vendor invoices for goods and services previously encumbered.

   In the event there is a shortfall of General Revenue Fund collections during the year, the Governor may impose a spending reduction. In 1994, the Legislature created a Revenue Shortfall Reserve Fund (Rainy Day Fund) designed to prevent a spending reduction. By law, the first fifty percent of the General Revenue Fund surplus for a fiscal year is set aside in a reserve or rainy day fund not to exceed five percent of the total appropriations from General Revenue for that year. This fund may be used to offset a shortfall of revenues which would otherwise require the Governor to impose expenditure reductions.

   Throughout the year, in the event of a budget surplus, supplemental appropriation requests may be made on a special session basis to the Legislature. After the fiscal 1997 revenue estimate was increased by $53 million to $2,407,930,000, appropriations from General Revenue were increased by $46.4 million for supplemental appropriations and approximately $7 million to fund new legislation. Appropriated Special Revenue and Federal Funds were increased by total supplemental appropriations of $119.7 million. During the budget process, the Legislature may also decide to reappropriate certain unexpended budgetary activities for expenditure in the next year. Accounts reappropriated generally relate to special activities or projects that may require several years to complete.

   Actual revenue for the State's General Revenue Fund as of June 30, 1997 was $2.424 billion. Total expenditures were $2.362 billion. The State's budgetary General Revenue Fund balance for the year ended June 30, 1997 was $20.386 million. In August 1997, $10.193 million was transferred to the Reserve Fund, which represents the statutory requirements to transfer 50% of the budgetary surplus at the end of the fiscal year.

   The State records its general long-term liabilities in its General Long-Term Debt Account. These liabilities include general obligation bonds, revenue bonds, capital leases, claims and judgments, compensated absences and pension obligations. As of June 30, 1997, total general long-term debt was $1,751,788.

   The State has constitutionally limited its ability to incur debt. The State's general obligation debt must be authorized by constitutional amendment. A proposed amendment must be approved by two-thirds of both the Senate and House Delegates before it can be sent to vote. General obligation bonds outstanding at June 30, 1997 were $267.165 million. This was composed of $116.8 million in transportation bonds, $34 million in school building bonds, and $116.4 million in infrastructure bonds. Revenue bonds outstanding as of June 30, 1997 totaled $606 million.

   The State maintains a bond rating of AAA and A1 from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.


                  Contents of Post-Effective Amendment
                        to Registration Statement

     This   Post-Effective   Amendment  to  the  Registration   Statement
comprises the following papers and documents:


                            The facing sheet


                             The prospectus


                             The signatures


                 The Consent of Independent Accountants


                               Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Insured Municipals Income Trust, 49th Insured Multi-Series, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 25th day of August, 1998.

                         Insured Municipals Income Trust, 49th Insured
                            Multi-Series
                                                          (Registrant)

                         By Van Kampen Funds Inc.
                                                           (Depositor)

                         By Gina Costello
                            Assistant Secretary

(Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on August 25, 1998 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

 Signature                  Title

Don G. Powell           Chairman and Chief          )
                        Executive Officer           )

John H. Zimmerman     President and Chief Operating )
                        Officer                     )

Ronald A. Nyberg      Executive Vice President and  )
                        General Counsel             )

William R. Rybak      Senior Vice President and     )
                        Chief Financial Officer     )


                                                     Gina Costello
                                                     (Attorney in Fact)*

     * An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen American Capital Equity Opportunity Trust, Series 64 (File No. 333-33087) and Van Kampen American Capital Equity Opportunity Trust, Series 87 (File No. 333-44581) and the same are hereby incorporated herein by this reference.